UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
--------

FORM N-CSR
--------

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER 811-4325

FIRST INVESTORS LIFE SERIES FUNDS
(Exact name of registrant as specified in charter)

55 Broadway
New York, NY 10006
(Address of principal executive offices) (Zip code)

Joseph I. Benedek
First Investors Management Company, Inc.
Raritan Plaza I
Edison, NJ 08837-3620
(Name and address of agent for service)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
1-212-858-8000

DATE OF FISCAL YEAR END: DECEMBER 31

DATE OF REPORTING PERIOD: DECEMBER 31, 2012

Item 1.	Reports to Stockholders

The annual report to stockholders follows

First Investors

2012 ANNUAL REPORT

LIFE SERIES FUNDS

December 31, 2012

FOREWORD

This report is for the information of the shareholders of the Funds. It is the policy of each Fund described in this report to mail only one copy of a Fund’s prospectus, annual report, semi-annual report and proxy statements to all shareholders who share the same mailing address and share the same last name and have invested in a Fund covered by the same document. You are deemed to consent to this policy unless you specifically revoke this policy and request that separate copies of such documents be mailed to you. In such case, you will begin to receive your own copies within 30 days after our receipt of the revocation. You may request that separate copies of these disclosure documents be mailed to you by writing to us at: Administrative Data Management Corp., Raritan Plaza I, Edison, NJ 08837-3620 or calling us at 1-800-423-4026.

You may obtain a free prospectus for any of the Funds by contacting your representative, calling 1-800-423-4026, writing to us at the following address: First Investors Corporation, 55 Broadway, New York, NY 10006, or by visiting our website at www.firstinvestors.com. You should consider the investment objectives, risks, charges and expenses of a Fund carefully before investing. The prospectus contains this and other information about the Fund, and should be read carefully before investing.

An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Cash Management Fund seeks to preserve a net asset value at $1.00 per share, it is possible to lose money by investing in it, just as it is possible to lose money by investing in any of the other Funds. Past performance is no guarantee of future results.

A Statement of Additional Information (“SAI”) for any of the Funds may also be obtained, without charge, upon request by calling 1-800-423-4026, writing to us at our address or by visiting our website listed above. The SAI contains more detailed information about the Funds, including information about their Trustees.

Portfolio Manager’s Letter
CASH MANAGEMENT FUND

Dear Investor:

This is the annual report for the First Investors Life Cash Management Fund for the year ended December 31, 2012. During the period, the Fund’s return on a net asset value basis was 0%. The Fund maintained a $1.00 net asset value per share for each class of shares throughout the year.

The key driver of short-term interest rates, and consequently the return that money market funds can offer their shareholders, is the Federal Reserve’s interest rate policy. That policy has targeted short-term rates at very close to zero for the last few years. Given the extended period of extremely low interest rates, the market offered few opportunities to realize incremental return during the period without assuming excessive risk. As a result, the Fund invested conservatively during the period, as risk was insufficiently compensated. The Fund maintained a higher-than-historical percentage of its assets in U.S. government and government agency securities in an effort to minimize credit risk.

First Investors Management Company (“FIMCO”), the investment advisor, continued to reimburse expenses of the Fund and waive management fees in an effort to avoid a negative yield to its shareholders. FIMCO expects short-term interest rates to remain near zero. Consequently, the yield to shareholders should remain near current levels for the foreseeable future.

Although money market funds in general are relatively conservative vehicles, there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share. Money market mutual funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

1

Understanding Your Fund’s Expenses
FIRST INVESTORS LIFE SERIES FUNDS

As a mutual fund shareholder, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 in each Fund at the beginning of the period, July 1, 2012, and held for the entire six-month period ended December 31, 2012. The calculations assume that no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

Actual Expense Example:

These amounts help you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid during the period.

To estimate the expenses you paid on your account during this period simply divide your ending account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period”.

Hypothetical Expense Example:

These amounts provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expense example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

2

Fund Expenses (unaudited)
CASH MANAGEMENT FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 2 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/12)	(12/31/12)	(7/1/12–12/31/12)*
Expense Examples
Actual	$1,000.00	$1,000.00	$0.70
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,024.44	$0.71

*	Expenses are equal to the annualized expense ratio of .14%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived and/or assumed.

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2012, and are based on the total value of investments.

3

Portfolio of Investments
CASH MANAGEMENT FUND
December 31, 2012

Principal		Interest
Amount	Security	Rate	*	Value
	U.S. GOVERNMENT AGENCY
	OBLIGATIONS—59.6%
	Fannie Mae:
$600M	2/6/13	0.15%		$ 599,913
500M	2/13/13	0.08		499,952
400M	3/1/13	0.14		399,908
850M	3/13/13	0.13		849,782
	Federal Home Loan Bank:
300M	1/17/13	0.12		299,984
300M	1/23/13	0.13		299,976
300M	2/1/13	0.13		299,966
315M	2/27/13	0.13		314,938
500M	3/13/13	0.12		499,882
600M	4/19/13	0.11		599,802
350M	6/7/13	0.15		349,779
250M	7/17/13	0.30		250,009
	Freddie Mac:
400M	2/25/13	0.09		399,945
500M	3/5/13	0.13		499,886
700M	4/4/13	0.11		699,801
Total Value of U.S. Government Agency Obligations (cost $6,863,523)				6,863,523
	VARIABLE AND FLOATING RATE NOTES—18.7%
	Federal Farm Credit Bank:
400M	3/6/13	0.24		400,011
340M	10/15/13	0.31		340,243
150M	Federal Home Loan Bank, 11/8/2013	0.17		150,026
370M	Freddie Mac, 3/21/2013	0.17		370,033
400M	Mississippi Business Finance Corp.
	(Chevron USA, Inc.), 12/1/2030	0.11		400,000
	Valdez, Alaska Marine Terminal Rev.:
200M	Exxon Pipeline Co. Project B 12/1/33	0.11		200,000
300M	Exxon Pipeline Co. Project C 12/1/33	0.11		300,000
Total Value of Variable and Floating Rate Notes (cost $2,160,313)				2,160,313
	CORPORATE NOTES—13.9%
400M	Coca-Cola Co., 1/25/2013 (a)	0.19		399,949
300M	Northwest Natural Gas Co., 2/13/2013 (a)	0.30		299,892
400M	Proctor & Gamble Co., 3/8/2013 (a)	0.16		399,883
500M	Wal-Mart Stores, Inc., 1/24/2013 (a)	0.11		499,965
Total Value of Corporate Notes (cost $1,599,689)				1,599,689

4

Principal			Interest
Amount	Security		Rate	*	Value
	SHORT-TERM U.S. GOVERNMENT
	OBLIGATIONS—11.7%
	U.S. Treasury Bills:
$500M	1/10/13		0.01%		$ 499,999
400M	3/7/13		0.13		399,906
450M	3/14/13		0.11		449,906
Total Value of Short-Term U.S. Government Obligations (cost $1,349,811)					1,349,811
Total Value of Investments (cost $11,973,336)**		103.9%			11,973,336
Excess of Liabilities Over Other Assets		(3.9)			(448,762)
Net Assets		100.0%			$11,524,574

*	The interest rates shown are the effective rates at the time of purchase by the Fund. The interest rates shown on variable and floating rate notes are adjusted periodcally; the rates shown are the rates in effect at December 31, 2012.

**	Aggregate cost for federal income tax purposes is the same.

(a)	Security exempt from registration under Section 4(2) of the Securities Act of 1933 (see Note 5).

5

Portfolio of Investments (continued)
CASH MANAGEMENT FUND
December 31, 2012

Accounting Standards Codification (“ASC”) 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
U.S. Government Agency
Obligations	$—	$6,863,523	$—	$6,863,523
Variable and Floating Rate Notes:
U.S. Government Agency
Obligations	—	1,260,313	—	1,260,313
Corporate Notes	—	500,000	—	500,000
Municipal Bonds	—	400,000	—	400,000
Corporate Notes	—	1,599,689	—	1,599,689
Short-Term U.S. Government
Obligations	—	1,349,811	—	1,349,811
Total Investments in Securities	$—	$11,973,336	$—	$11,973,336

There were no transfers into or from Level 1 and Level 2 by the Fund during the year ended December 31, 2012. Transfers, if any, between Levels are recognized at the end of the reporting year.

6	See notes to financial statements

Portfolio Manager’s Letter
EQUITY INCOME FUND*

Dear Investor:

This is the annual report for First Investors Life Equity Income Fund for the year ended December 31, 2012. During the period the Fund’s return on a net asset value basis was 11.20%, including dividends of 29.6 cents per share.

The markets had a tremendous rally over the past year. In fact, we are not far from all-time highs. Global monetary easing has helped risked-based assets move higher. The Federal Reserve’s (“the Fed’s”) policy of continued quantitative easing and the lowering of interest rates have forced investors to seek out higher returns and one of the beneficiaries has been the equity markets. Companies have taken advantage of these favorable interest rates by borrowing money and putting that cash to work in various forms. We have seen record numbers of dividends paid out this year. Special dividends have become a more common event. Companies have borrowed money to make acquisitions to enhance product lines, or increase market positions. Share buybacks, while not a record number, are still very healthy and remain an effective use of company cash. Many of the investments in the Fund have benefited from these types of corporate actions.

The Fund’s underperformance relative to its benchmark comes from the fact that high-quality dividend-paying stocks were somewhat out of favor this year. The Fund seeks to invest primarily in equities that offer its shareholders high dividend income on top of absolute return. Higher-yielding stocks tend to be more mature, slower-growing companies that can be defensive in nature. The S&P 500 Index has more stocks that do not pay a dividend and offer much higher growth opportunities that tend to outperform in rising markets, such as we saw this past year.

The Fund’s performance was attributable to positive stock selection in the industrials, financials and health care sectors. In industrials, getting smaller proved to be a winner for one of the Fund’s core holdings, Tyco International, which split into three separate companies this year. The stock’s performance can be attributed to the higher valuation assigned to each separate company in the marketplace. ADT, the security monitoring company, was spun out to shareholders. Tyco’s pump and valve business merged with Pentair. The remainder of Tyco will focus on commercial fire and security.

The Fund increased its commitment to TAL International, which leases freight-shipping containers. The company has taken advantage of strong pricing due to the continued tight global supply of containers. TAL is one of the highest-yielding stocks in the portfolio and offers an avenue of future growth having purchased an increasing number of containers, thus leveraging their earning power. Generac, a maker of portable generators, rewarded its shareholders this past year with record earnings and a $6.00 special dividend. Damage from Hurricane Sandy created incremental demand for generators and an increased awareness for the need of reliable backup power for both commercial and residential customers.

In health care, the Fund saw strong performance from some of its core holdings. Abbott Laboratories split into two separate companies trying to unlock value for its fast growing nutritional and medical device businesses. Covidien is also separating into two companies later this year, as they try to create value for their pharmaceutical division.

In financials, Protective Life’s ability to improve their return on equity by organically growing their business and getting better pricing helped propel the stock higher. The company has also repurchased their stock throughout the year, while paying out an attractive dividend. M&T Bank has been one of the rare banks able to grow their business, while maintaining their margins. Mortgage banking has been strong, while consumers look to refinance at record low rates. M&T’s credit quality has been outstanding and we believe recent acquisitions should drive future earnings even higher.

7

Portfolio Manager’s Letter (continued)
EQUITY INCOME FUND*

On a relative basis, the Fund outperformed in the industrials, utilities and materials sectors. Outperformance in industrials can be attributed to the stocks already mentioned. In materials, the Fund seeks high-yielding basic material companies that can leverage earnings power and grow their free cash flow, which can be returned to shareholders in the form of stock buybacks or higher dividends. In LyondellBasell, we got both. The chemical and polymer maker has seen a strong rebound in automotive and consumer packaging. They have also benefited from a reduction in the price of natural gas liquids, a major manufacturing cost, and thus improved their margins. For a company that was in bankruptcy just a few years ago, it is now solidly in the black and using their cash to pay higher dividends and buy back stock. Glatfelter, a small-cap manufacturer of specialty paper and air-laid fabrics essential for making tea bag paper and coffee pouches, has profited from the rising popularity of the single-serve K-cup coffee market and their dominant market position. The company instituted a new share buyback program and supports a solid dividend.

Despite the Fund’s strong performance in financials, it did underperform on a relative basis due to our underweighting of the sector. The Fund tends to invest in high quality financial stocks with solid balance sheets and potential catalysts that may unlock value. The continued quantitative easing by the Fed has led to strong gains in lower-quality financial companies that do not fit the Fund’s investment criteria. This may have hurt relative performance in the short run, but over time, we think it is prudent to remain invested in only the highest quality financial institutions.

In technology, the Fund was hurt by poor stock selection in a few companies, as well as the S&P 500 Index overweighting Apple, which has the highest weighting for the Index at more than 430 basis points. The Fund underperformed on a relative basis because of the outsized position the Index owned. The Fund’s investment in Hewlett-Packard detracted from relative performance. Despite the low valuation and high dividend yield, Hewlett-Packard has been hurt by poor acquisitions and high employee turnover from the CEO on down. They have not been able to keep a consistent vision for the company and are now faced with deteriorating trends in computers and printing.

Going forward, the Fund will remain focused on investing in high-quality companies that pay out a high dividend yield, or companies that we believe can grow their dividends over time. It has been proven that these types of companies can offer great returns for patient investors.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

* Effective September 4, 2012, the Fund changed its name from the First Investors Life Value Fund to the First Investors Life Equity Income Fund.

8

Fund Expenses (unaudited)
EQUITY INCOME FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 2 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/12)	(12/31/12)	(7/1/12–12/31/12)*
Expense Examples
Actual	$1,000.00	$1,054.81	$4.34
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,020.92	$4.27

*	Expenses are equal to the annualized expense ratio of .84%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2012, and are based on the total value of investments.

9

Cumulative Performance Information (unaudited)
EQUITY INCOME FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series Equity Income Fund and the Standard & Poor’s 500 Index.

The graph compares a $10,000 investment in the First Investors Life Series Equity Income Fund beginning 12/31/02 with a theoretical investment in the Standard & Poor’s 500 Index (the “Index”). The Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of such stocks, which represent all major industries. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/12.

The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Standard & Poor’s and all other figures are from First Investors Management Company, Inc.

10

Portfolio of Investments
EQUITY INCOME FUND
December 31, 2012

Shares		Security	Value
		COMMON STOCKS—94.4%
		Consumer Discretionary—10.4%
23,300		Comcast Corporation – Special Shares “A”	$ 837,635
14,300		Dana Holding Corporation	223,223
20,200	*	Delphi Automotive, PLC	772,650
6,100		Genuine Parts Company	387,838
16,500		GNC Holdings, Inc. – Class “A”	549,120
9,300		Home Depot, Inc.	575,205
19,550		Lowe’s Companies, Inc.	694,416
4,400		McDonald’s Corporation	388,124
37,300		Newell Rubbermaid, Inc.	830,671
21,900	*	Orient-Express Hotels, Ltd. – Class “A”	256,011
17,800		Regal Entertainment Group – Class “A”	248,310
24,600		Staples, Inc.	280,440
7,900		Target Corporation	467,443
12,466		Time Warner, Inc.	596,249
12,900		Walt Disney Company	642,291
			7,749,626
		Consumer Staples—11.6%
37,000		Altria Group, Inc.	1,162,540
10,500		Avon Products, Inc.	150,780
5,200		Beam, Inc.	317,668
20,400		Coca-Cola Company	739,500
23,600		ConAgra Foods, Inc.	696,200
17,300		CVS Caremark Corporation	836,455
8,600		Dr. Pepper Snapple Group, Inc.	379,948
8,600		Kimberly-Clark Corporation	726,098
8,066		Kraft Foods Group, Inc.	366,761
4,000		Nu Skin Enterprises, Inc. – Class “A”	148,200
7,046		PepsiCo, Inc.	482,158
10,300		Philip Morris International, Inc.	861,492
17,000	*	Prestige Brands Holdings, Inc.	340,510
10,400		Procter & Gamble Company	706,056
10,300		Wal-Mart Stores, Inc.	702,769
			8,617,135
		Energy—9.8%
13,150		Chevron Corporation	1,422,041
12,300		ConocoPhillips	713,277
7,400		Devon Energy Corporation	385,096
8,550		Ensco, PLC – Class “A”	506,844

11

Portfolio of Investments (continued)
EQUITY INCOME FUND
December 31, 2012

Shares	Security	Value
	Energy (continued)
14,700	ExxonMobil Corporation	$ 1,272,285
12,900	Marathon Oil Corporation	395,514
7,100	Marathon Petroleum Corporation	447,300
8,300	Occidental Petroleum Corporation	635,863
15,200	Royal Dutch Shell, PLC – Class “A” (ADR)	1,048,040
12,800	Seadrill, Ltd.	471,040
		7,297,300
	Financials—12.6%
8,000	ACE, Ltd.	638,400
3,800	Ameriprise Financial, Inc.	237,994
18,500	Berkshire Hills Bancorp, Inc.	441,410
3,922	Chubb Corporation	295,405
23,800	Financial Select Sector SPDR Fund (ETF)	390,320
28,400	FirstMerit Corporation	402,996
7,400	Invesco, Ltd.	193,066
5,700	iShares S&P U.S. Preferred Stock Index Fund (ETF)	225,834
29,800	JPMorgan Chase & Company	1,310,306
7,500	M&T Bank Corporation	738,525
18,700	New York Community Bancorp, Inc.	244,970
13,600	People’s United Financial, Inc.	164,424
9,000	PNC Financial Services Group, Inc.	524,790
10,600	Protective Life Corporation	302,948
10,900	Select Income REIT (REIT)	269,993
10,500	Tompkins Financial Corporation	416,220
6,200	Travelers Companies, Inc.	445,284
12,900	U.S. Bancorp	412,026
16,500	Urstadt Biddle Properties, Inc. – Class “A” (REIT)	324,720
35,500	Wells Fargo & Company	1,213,390
24,500	Westfield Financial, Inc.	177,135
		9,370,156
	Health Care—12.5%
16,100	Abbott Laboratories	1,054,550
8,400	Baxter International, Inc.	559,944
12,400	Covidien, PLC	715,976
14,600	GlaxoSmithKline, PLC (ADR)	634,662
23,350	Johnson & Johnson	1,636,835
36,070	Merck & Company, Inc.	1,476,706
13,000	Novartis AG (ADR)	822,900
66,900	Pfizer, Inc.	1,677,852

12

Shares		Security	Value
		Health Care (continued)
5,900		UnitedHealth Group, Inc.	$ 320,016
30,500		Warner Chilcott, PLC – Class “A”	367,220
			9,266,661
		Industrials—12.9%
7,400		3M Company	687,090
12,112		ADT Corporation	563,087
12,000		Altra Holdings, Inc.	264,600
6,700		Dover Corporation	440,257
4,800		Dun & Bradstreet Corporation	377,520
10,400		Eaton Corporation, PLC	563,680
3,700	*	Esterline Technologies Corporation	235,357
12,400		Generac Holdings, Inc.	425,444
3,100		General Dynamics Corporation	214,737
55,400		General Electric Company	1,162,846
13,500		Honeywell International, Inc.	856,845
12,250		ITT Corporation	287,385
3,989		Pentair, Ltd.	196,059
15,900		TAL International Group, Inc.	578,442
14,100		Textainer Group Holdings, Ltd.	443,586
10,500		Triumph Group, Inc.	685,650
16,625		Tyco International, Ltd.	486,281
4,100		United Parcel Service, Inc. – Class “B”	302,293
7,600		United Technologies Corporation	623,276
7,100		Xylem, Inc.	192,410
			9,586,845
		Information Technology—8.5%
7,100		Automatic Data Processing, Inc.	404,771
48,400		Cisco Systems, Inc.	951,060
47,900		Intel Corporation	988,177
43,400		Intersil Corporation – Class “A”	359,786
7,300		Maxim Integrated Products, Inc.	214,620
53,750		Microsoft Corporation	1,436,739
12,150		Molex, Inc.	332,059
9,500		Oracle Corporation	316,540
10,000		QUALCOMM, Inc.	620,200
18,350		TE Connectivity, Ltd.	681,152
			6,305,104

13

Portfolio of Investments (continued)
EQUITY INCOME FUND
December 31, 2012

Shares or
Principal
Amount	Security	Value
	Materials—5.0%
5,900	Cytec Industries, Inc.	$ 406,097
12,500	Dow Chemical Company	404,000
11,790	DuPont (E.I.) de Nemours & Company	530,196
10,450	Freeport-McMoRan Copper & Gold, Inc.	357,390
15,500	Glatfelter	270,940
17,800	International Paper Company	709,152
6,100	LyondellBasell Industries NV – Class “A”	348,249
5,300	Rock-Tenn Company – Class “A”	370,523
11,100	Sonoco Products Company	330,003
		3,726,550
	Telecommunication Services—6.3%
46,810	AT&T, Inc.	1,577,965
45,500	CenturyLink, Inc.	1,779,960
16,500	NTELOS Holdings Corporation	216,315
26,500	Verizon Communications, Inc.	1,146,655
		4,720,895
	Utilities—4.8%
16,800	American Electric Power Company, Inc.	717,024
9,400	NextEra Energy, Inc.	650,386
23,000	NiSource, Inc.	572,470
21,600	Portland General Electric Company	590,976
14,600	PPL Corporation	417,998
20,200	Vectren Corporation	593,880
		3,542,734
Total Value of Common Stocks (cost $58,180,731)		70,183,006
	PREFERRED STOCKS—.3%
	Financials
9,000	Urstadt Biddle Properties, Inc., 7.125% Series F (cost $225,000)	233,910
	SHORT-TERM U.S. GOVERNMENT
	OBLIGATIONS—2.7%
$ 2,000M	U.S. Treasury Bills, 0.07%, 1/10/2013 (cost $1,999,965)	1,999,965

14

Principal
Amount	Security	Value
	SHORT-TERM U.S. GOVERNMENT AGENCY
	OBLIGATIONS—1.3%
$ 1,000M	Federal Home Loan Bank, 0.025%, 1/16/2013 (cost $999,990)	$ 999,990
Total Value of Investments (cost $61,405,686)	98.7%	73,416,871
Other Assets, Less Liabilities	1.3	943,599
Net Assets	100.0%	$74,360,470

*	Non-income producing

Summary of Abbreviations:
	ADR	American Depositary Receipts
	ETF	Exchange Traded Fund
	REIT	Real Estate Investment Trust

15

Portfolio of Investments (continued)
EQUITY INCOME FUND
December 31, 2012

Accounting Standards Codification (“ASC”) 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Common Stocks	$70,183,006	$—	$—	$70,183,006
Preferred Stocks	233,910			233,910
Short-Term U.S. Government
Obligations	—	1,999,965	—	1,999,965
Short-Term U.S. Government
Agency Obligations	—	999,990	—	999,990
Total Investments in Securities*	$70,416,916	$2,999,955	$—	$73,416,871

* The Portfolio of Investments provides information on the industry categorization for common stocks and preferred stocks.

There were no transfers into or from Level 1 and Level 2 by the Fund during the year ended December 31, 2012. Transfers, if any, between Levels are recognized at the end of the reporting year.

16	See notes to financial statements

Portfolio Managers’ Letter
FUND FOR INCOME*

Dear Investor:

This is the annual report for the First Investors Life Fund For Income for the year ended December 31, 2012. During the period, the Fund’s return on a net asset value basis was 13.51%, including dividends of 44.1 cents per share.

Risk assets, including U.S. high yield, posted strong returns for the year despite some temporary pullbacks related to the European sovereign debt crisis, global growth concerns and, most recently, the looming U.S. fiscal cliff. European sovereign debt fears were largely muted during the first few months of the year given a second Greek bailout and the Long Term Refinancing Operation (LTRO). Sovereign debt fears reared their head again in May, however, with the election of left-leaning parties in both France and Greece. The turning point came in July, when the European Central Bank announced it would “do whatever it takes” to preserve the Euro. Strong corporate fundamentals and reduced fears surrounding the disintegration of Europe pushed risk assets higher, even in the United States. Given a lack of yield-producing options, investors dedicated new money to high yield bonds throughout the year. High-yield companies took advantage of historically low interest rates to issue a record amount of bonds. The primary use of the proceeds was the refinancing of existing debt. This helped push out the debt maturity wall well beyond 2015. As such, the default outlook remains exceptionally benign for 2013 and 2014 with JP Morgan forecasting default rates of less than 2% for each of those years.

In a strong year for U.S. high yield, the Fund performed much as we would have expected. It underperformed the benchmark net of fees and expenses, but performed in line with the higher-quality high-yield market-rated BB and B on a gross basis. Even in a strong market, we continue to manage the Fund toward our goal of delivering competitive risk-adjusted performance over full market cycles, without chasing momentum in more speculative names when the market is “surging.” Our Fund is always built with today’s returns and future returns in mind.

From an industry perspective, we enjoyed strong gains across much of the Fund, most notably outperforming in the broadcasting space where the companies we selected benefited from strong earnings growth in a hotly contested U.S. election. We trailed the market in metals and mining where we have maintained an overweight exposure to the coal industry. After weak commodity prices and warm weather delayed a sector recovery we have been anticipating, our coal positions returned strongly in December and offer reason for continued optimism in this sector for 2013.

17

Portfolio Managers’ Letter (continued)
FUND FOR INCOME*

As an additional boon to returns this year, we identified and capitalized on a number of “rising star” situations in which we anticipated the upgrade from high yield to investment grade of companies including Ford, LyondellBasell, Omega Healthcare, Jabil Circuit and others. These upgrades returned strongly for the Fund which, we believe, has materially less credit risk than the market as a whole — a hallmark of our targeted investment style.

2012 was a strong year for corporate credit. What can 2013 do for us? From a fundamental perspective, the market appears as solidly attractive in 2013 as at any point last year. For example, less than $60 billion in U.S. high-yield bonds and bank loans combined comes due in 2013. As a result, high-yield spreads — designed to compensate investors for increased default risk — remain appealing even if the overall yield environment remains low.

While we do not expect capital appreciation to lead the high-yield markets in 2013, we believe that investors should continue to find the asset class’s balance of risk and reward compelling. We would not rule out a short-lived market repricing in response to headline news outside of the high-yield markets — both U.S. and European countries have postponed serious questions of dealing with government debt into 2013 — but we would anticipate such corrections to be shallow with short-lived buying opportunities for the Fund.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

* Effective December 17, 2012, the Fund changed its name from First Investors Life High Yield Fund to First Investors Life Fund For Income.

18

Fund Expenses (unaudited)
FUND FOR INCOME

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 2 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/12)	(12/31/12)	(7/1/12–12/31/12)*
Expense Examples
Actual	$1,000.00	$1,070.76	$4.58
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,020.72	$4.47

*	Expenses are equal to the annualized expense ratio of .88%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2012, and are based on the total value of investments.

19

Cumulative Performance Information (unaudited)
FUND FOR INCOME

Comparison of change in value of $10,000 investment in the First Investors Life Series Fund For Income and the Bank of America (“BofA”) Merrill Lynch BB-B U.S. Cash Pay High Yield Constrained Index.

The graph compares a $10,000 investment in the First Investors Life Series Fund For Income beginning 12/31/02 with a theoretical investment in the BofA Merrill Lynch BB-B U.S. Cash Pay High Yield Constrained Index (the “Index”). The Index contains all securities in the BofA Merrill Lynch US Cash Pay High Yield Index rated BB1 through B3, based on an average of Moody’s, S&P and Fitch, but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/12.

The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The issuers of the high yield bonds in which the Fund primarily invests pay higher interest rates because they have a greater likelihood of financial difficulty, which could result in their inability to repay the bonds fully when due. Prices of high yield bonds are also subject to greater fluctuations. Index figures from Bank of America Merrill Lynch & Co. and all other figures are from First Investors Management Company, Inc.

20

Portfolio of Investments
FUND FOR INCOME
December 31, 2012

Principal
Amount	Security	Value
	CORPORATE BONDS—91.0%
	Automotive—3.8%
$ 150M	American Axle & Manufacturing, Inc., 6.625%, 10/15/2022	$ 153,000
	Chrysler Group, LLC/CG Co-Issuer, Inc.:
200M	8%, 6/15/2019	219,000
375M	8.25%, 6/15/2021	414,375
400M	Cooper Tire & Rubber Co., 8%, 12/15/2019	450,000
300M	Cooper-Standard Automotive, Inc., 8.5%, 5/1/2018	324,000
375M	Exide Technologies, 8.625%, 2/1/2018	319,688
250M	Ford Motor Co., 6.625%, 10/1/2028	289,965
300M	Oshkosh Corp., 8.5%, 3/1/2020	333,750
	Schaeffler Finance BV:
200M	7.75%, 2/15/2017 (a)	223,000
400M	8.5%, 2/15/2019 (a)	454,000
		3,180,778
	Building Materials—1.3%
	Building Materials Corp.:
475M	6.875%, 8/15/2018 (a)	515,375
200M	7.5%, 3/15/2020 (a)	221,000
300M	Texas Industries, Inc., 9.25%, 8/15/2020	323,250
		1,059,625
	Chemicals—2.2%
400M	Ferro Corp., 7.875%, 8/15/2018	363,000
225M	Orion Engineered Carbons Bondco GmbH, 9.625%, 6/15/2018 (a)	246,938
325M	PolyOne Corp., 7.375%, 9/15/2020	356,688
800M	Rhodia SA, 6.875%, 9/15/2020 (a)	902,262
		1,868,888
	Consumer Non-Durables—2.9%
350M	Easton-Bell Sports, Inc., 9.75%, 12/1/2016	376,723
	Levi Strauss & Co.:
350M	7.625%, 5/15/2020	383,250
375M	6.875%, 5/1/2022	404,063
150M	Libbey Glass, Inc., 6.875%, 5/15/2020	162,000
325M	Phillips Van-Heusen Corp., 7.375%, 5/15/2020	366,031
400M	Reynolds Group Issuer, Inc., 5.75%, 10/15/2020 (a)	414,000

21

Portfolio of Investments (continued)
FUND FOR INCOME
December 31, 2012

Principal
Amount	Security	Value
	Consumer Non-Durables (continued)
	Spectrum Brands Escrow Corp.:
$ 100M	6.375%, 11/15/2020 (a)	$ 105,250
125M	6.625%, 11/15/2022 (a)	134,375
75M	Tempur-Pedic International, Inc., 6.875%, 12/15/2020 (a)	77,531
		2,423,223
	Energy—15.4%
	AmeriGas Finance, LLC:
50M	6.75%, 5/20/2020	55,125
200M	7%, 5/20/2022	223,500
	Basic Energy Services, Inc.:
150M	7.75%, 2/15/2019	150,000
275M	7.75%, 10/15/2022 (a)	269,500
325M	Berry Petroleum Co., 6.375%, 9/15/2022	339,625
325M	Calumet Specialty Products Partners, LP, 9.625%, 8/1/2020 (a)	355,062
350M	Chesapeake Energy Corp., 7.25%, 12/15/2018	383,250
	Concho Resources, Inc.:
325M	8.625%, 10/1/2017	355,469
175M	5.5%, 4/1/2023	184,187
	Consol Energy, Inc.:
225M	8%, 4/1/2017	244,687
525M	8.25%, 4/1/2020	570,937
	Copano Energy, LLC:
75M	7.75%, 6/1/2018	79,406
200M	7.125%, 4/1/2021	215,750
200M	Crosstex Energy, LP, 8.875%, 2/15/2018	217,000
350M	Eagle Rock Energy Partners, LP/Eagle Rock Energy
	Finance, 8.375%, 6/1/2019 (a)	358,750
375M	El Paso Corp., 6.5%, 9/15/2020	425,300
415M	Expro Finance Luxembourg SCA, 8.5%, 12/15/2016 (a)	435,750
	Ferrellgas Partners, LP:
475M	9.125%, 10/1/2017	516,563
190M	8.625%, 6/15/2020	190,950
300M	Forest Oil Corp., 7.25%, 6/15/2019	303,000
450M	Genesis Energy, LP, 7.875%, 12/15/2018	482,625
225M	Hilcorp Energy I, LP, 8%, 2/15/2020 (a)	247,500
250M	Inergy Midstream, LP/NRGM Finance, 6%, 12/15/2020 (a)	258,750
400M	Legacy Reserves, LP/Finance Corp., 8%, 12/1/2020 (a)	410,000
	Linn Energy, LLC:
400M	6.25%, 11/1/2019 (a)	404,000
125M	8.625%, 4/15/2020	136,875
100M	7.75%, 2/1/2021	107,000

22

Principal
Amount	Security	Value
	Energy (continued)
$ 275M	MEG Energy Corp., 6.375%, 1/30/2023 (a)	$ 288,062
400M	Murray Energy Corp., 10.25%, 10/15/2015 (a)	390,000
50M	Newfield Exploration Co., 7.125%, 5/15/2018	53,000
	Penn Virginia Resource Partners, LP:
275M	8.25%, 4/15/2018	292,875
100M	8.375%, 6/1/2020 (a)	108,250
200M	Petrohawk Energy Corp., 10.5%, 8/1/2014	213,077
	Plains Exploration & Production Co.:
250M	6.125%, 6/15/2019	273,750
125M	6.5%, 11/15/2020	139,062
175M	6.625%, 5/1/2021	193,594
100M	6.75%, 2/1/2022	112,750
200M	6.875%, 2/15/2023	229,500
	Quicksilver Resources, Inc.:
125M	8.25%, 8/1/2015	116,250
175M	11.75%, 1/1/2016	173,687
300M	9.125%, 8/15/2019	268,500
200M	Rain CII Carbon, LLC/CII Carbon Corp., 8.25%, 1/15/2021 (a)	205,500
425M	Samson Investment Co., 9.75%, 2/15/2020 (a)	451,562
250M	Sawgrass Merger Sub, Inc./TCP Group, Inc., 8.75%, 12/15/2020 (a)	253,125
150M	SESI, LLC, 6.375%, 5/1/2019	161,250
	SM Energy Co.:
75M	6.625%, 2/15/2019	79,500
150M	6.5%, 11/15/2021	161,250
150M	6.5%, 1/1/2023	161,250
	Suburban Propane Partners, LP:
274M	7.5%, 10/1/2018	296,605
77M	7.375%, 8/1/2021	84,122
175M	Tesoro Logistics, LP, 5.875%, 10/1/2020 (a)	182,438
200M	Western Refining, Inc., 11.25%, 6/15/2017 (a)	219,750
		13,029,270
	Financials—4.7%
	Algeco Scotsman Global Finance, PLC:
400M	8.5%, 10/15/2018 (a)	416,000
200M	10.75%, 10/15/2019 (a)	198,000
	Ally Financial, Inc.:
525M	6.25%, 12/1/2017	583,258
725M	8%, 3/15/2020	891,750
100M	CNH Capital, LLC, 6.25%, 11/1/2016	110,750
300M	Ford Motor Credit Co., LLC, 5.875%, 8/2/2021	349,963

23

Portfolio of Investments (continued)
FUND FOR INCOME
December 31, 2012

Principal
Amount	Security	Value
	Financials (continued)
	International Lease Finance Corp.:
$ 50M	5.875%, 5/1/2013	$ 50,875
750M	8.625%, 9/15/2015	845,625
275M	8.75%, 3/15/2017	319,000
200M	8.25%, 12/15/2020	239,000
		4,004,221
	Food/Drug—1.3%
475M	NBTY, Inc., 9%, 10/1/2018	539,125
	Tops Holding Corp./Tops Markets, LLC:
200M	10.125%, 10/15/2015	211,125
325M	8.875%, 12/15/2017 (a)	338,813
		1,089,063
	Forest Products/Containers—2.3%
200M	Ardagh Packaging Finance, PLC, 7.375%, 10/15/2017 (a)	218,500
325M	Ball Corp., 7.375%, 9/1/2019	363,188
325M	Clearwater Paper Corp., 7.125%, 11/1/2018	355,875
200M	Greif, Inc., 7.75%, 8/1/2019	232,000
200M	Sappi Papier Holdings GmbH, 8.375%, 6/15/2019 (a)	219,250
200M	Sealed Air Corp., 8.125%, 9/15/2019 (a)	226,000
300M	Tekni-Plex, Inc., 9.75%, 6/1/2019 (a)	328,500
		1,943,313
	Gaming/Leisure—.5%
200M	National CineMedia, LLC, 7.875%, 7/15/2021	222,500
225M	Six Flags Entertainment Corp., 5.25%, 1/15/2021 (a)	225,563
		448,063
	Health Care—5.5%
250M	AMERIGROUP Corp., 7.5%, 11/15/2019	301,250
115M	Aviv Healthcare Properties, LP, 7.75%, 2/15/2019	122,475
	Community Health Systems, Inc.:
250M	8%, 11/15/2019	271,875
225M	7.125%, 7/15/2020	240,469
	DaVita, Inc.:
200M	6.375%, 11/1/2018	215,000
125M	5.75%, 8/15/2022	132,344

24

Principal
Amount	Security	Value
	Health Care (continued)
	Fresenius Medical Care US Finance II, Inc.:
$150M	5.625%, 7/31/2019 (a)	$ 161,812
125M	5.875%, 1/31/2022 (a)	136,250
600M	Genesis Health Ventures, Inc., 9.75%, 6/15/2005 (b)(c)	375
	HCA, Inc.:
100M	6.375%, 1/15/2015	108,625
75M	8%, 10/1/2018	87,000
75M	8.5%, 4/15/2019	84,000
50M	6.5%, 2/15/2020	56,375
25M	7.25%, 9/15/2020	27,812
150M	6.25%, 2/15/2021	154,125
275M	7.75%, 5/15/2021	299,750
300M	7.5%, 2/15/2022	345,000
	Healthsouth Corp.:
136M	7.25%, 10/1/2018	148,240
117M	7.75%, 9/15/2022	128,846
225M	Sky Growth Acquisition Corp., 7.375%, 10/15/2020 (a)	225,000
250M	Universal Hospital Services, Inc., 7.625%, 8/15/2020 (a)	264,062
100M	Valeant Pharmaceuticals International, Inc., 6.375%, 10/15/2020 (a)	107,500
	Vanguard Health Holding Co. II, LLC:
250M	8%, 2/1/2018	260,000
225M	7.75%, 2/1/2019 (a)	234,000
450M	VPI Escrow Corp., 6.375%, 10/15/2020 (a)	484,875
		4,597,060
	Information Technology—4.5%
325M	Advanced Micro Devices, Inc., 7.5%, 8/15/2022 (a)	268,937
275M	Audatex North America, Inc., 6.75%, 6/15/2018 (a)	295,625
200M	CyrusOne, LP/CyrusOne Finance, 6.375%, 11/15/2022 (a)	209,500
	Equinix, Inc.:
250M	8.125%, 3/1/2018	276,562
175M	7%, 7/15/2021	194,906
	Fidelity National Information Services, Inc.:
175M	7.625%, 7/15/2017	191,187
325M	7.875%, 7/15/2020	369,281
	Hewlett-Packard Co.:
200M	4.3%, 6/1/2021	198,447
150M	4.375%, 9/15/2021	148,963
400M	Infor (US), Inc., 9.375%, 4/1/2019	451,000

25

Portfolio of Investments (continued)
FUND FOR INCOME
December 31, 2012

Principal
Amount	Security	Value
	Information Technology (continued)
	Jabil Circuit, Inc.:
$ 50M	7.75%, 7/15/2016	$ 59,000
550M	8.25%, 3/15/2018	671,000
250M	Lender Processing Services, Inc., 5.75%, 4/15/2023	260,625
275M	MEMC Electronic Materials, Inc., 7.75%, 4/1/2019	232,375
		3,827,408
	Manufacturing—3.6%
200M	Amsted Industries, 8.125%, 3/15/2018 (a)	215,000
	Bombardier, Inc.:
325M	7.5%, 3/15/2018 (a)	363,594
250M	7.75%, 3/15/2020 (a)	285,000
515M	Case New Holland, Inc., 7.875%, 12/1/2017	611,563
325M	Dematic SA/DH Services Luxembourg SarL, 7.75%, 12/15/2020 (a)	326,625
425M	Edgen Murray Corp., 8.75%, 11/1/2020 (a)	431,375
300M	EDP Finance BV, 6%, 2/2/2018 (a)	316,046
475M	Rexel SA, 6.125%, 12/15/2019 (a)	501,125
		3,050,328
	Media-Broadcasting—3.7%
325M	Allbritton Communication Co., 8%, 5/15/2018	354,250
	Belo Corp.:
100M	7.75%, 6/1/2027	103,625
25M	7.25%, 9/15/2027	24,969
375M	Block Communications, Inc., 7.25%, 2/1/2020 (a)	400,313
425M	Nexstar Broadcasting, Inc./Nexstar Finance, Inc.,
	6.875%, 11/15/2020 (a)	438,281
350M	Nexstar/Mission Broadcasting, Inc., 8.875%, 4/15/2017	385,875
575M	Sinclair Television Group, Inc., 9.25%, 11/1/2017 (a)	635,375
700M	XM Satellite Radio, Inc., 7.625%, 11/1/2018 (a)	784,000
		3,126,688
	Media-Cable TV—7.8%
75M	AMC Networks, Inc., 4.75%, 12/15/2022	75,750
	Cablevision Systems Corp.:
400M	8.625%, 9/15/2017	468,500
100M	7.75%, 4/15/2018	111,750

26

Principal
Amount	Security	Value
	Media-Cable TV (continued)
	CCO Holdings, LLC:
$ 150M	7.25%, 10/30/2017	$ 164,250
225M	7.875%, 4/30/2018	243,281
150M	7%, 1/15/2019	162,562
175M	7.375%, 6/1/2020	195,125
100M	5.125%, 2/15/2023	100,250
	Cequel Communications Holdings I, LLC:
500M	8.625%, 11/15/2017 (a)	537,500
225M	6.375%, 9/15/2020 (a)	235,406
	Clear Channel Worldwide Holdings, Inc.:
25M	7.625%, 3/15/2020 Series “A”	25,062
350M	7.625%, 3/15/2020 Series “B”	354,375
150M	6.5%, 11/15/2022 Series “A” (a)	154,875
375M	6.5%, 11/15/2022 Series “B” (a)	390,938
	DISH DBS Corp.:
525M	7.875%, 9/1/2019	624,750
125M	5%, 3/15/2023 (a)	125,625
225M	Echostar DBS Corp., 7.125%, 2/1/2016	253,125
400M	Gray Television, Inc., 7.5%, 10/1/2020 (a)	411,000
225M	Harron Communications, LP, 9.125%, 4/1/2020 (a)	247,500
600M	Nara Cable Funding, Ltd., 8.875%, 12/1/2018 (a)	613,500
	Quebecor Media, Inc.:
251M	7.75%, 3/15/2016	257,902
200M	5.75%, 1/15/2023 (a)	211,750
575M	UPC Holding BV, 9.875%, 4/15/2018 (a)	652,625
		6,617,401
	Media-Diversified—1.5%
382M	Entravision Communications Corp., 8.75%, 8/1/2017	416,380
350M	Griffey Intermediate, Inc./Griffey Finance Sub, LLC,
	7%, 10/15/2020 (a)	359,625
475M	Lamar Media Corp., 7.875%, 4/15/2018	527,250
		1,303,255
	Metals/Mining—8.8%
200M	Aleris International, Inc., 7.875%, 11/1/2020 (a)	200,750
	ArcelorMittal:
150M	5%, 2/25/2017	151,550
725M	10.35%, 6/1/2019	870,597
125M	6%, 3/1/2021	124,841
200M	6.5%, 2/25/2022	210,261

27

Portfolio of Investments (continued)
FUND FOR INCOME
December 31, 2012

Principal
Amount	Security	Value
	Metals/Mining (continued)
	Arch Coal, Inc.:
$ 50M	7%, 6/15/2019	$ 46,750
375M	7.25%, 10/1/2020	349,687
400M	7.25%, 6/15/2021	371,000
	FMG Resources (August 2006) Property, Ltd.:
175M	6.375%, 2/1/2016 (a)	182,000
125M	6%, 4/1/2017 (a)	128,125
300M	6.875%, 2/1/2018 (a)	310,875
200M	8.25%, 11/1/2019 (a)	214,000
100M	6.875%, 4/1/2022 (a)	102,625
425M	JMC Steel Group, 8.25%, 3/15/2018 (a)	446,250
150M	Kaiser Aluminum Corp., 8.25%, 6/1/2020	164,250
425M	Molycorp, Inc., 10%, 6/1/2020 (a)	397,375
	Novelis, Inc.:
700M	8.375%, 12/15/2017	775,250
50M	8.75%, 12/15/2020	56,000
	Peabody Energy Corp.:
325M	6%, 11/15/2018	346,937
175M	6.5%, 9/15/2020	188,562
400M	6.25%, 11/15/2021	427,000
	Steel Dynamics, Inc.:
175M	6.125%, 8/15/2019 (a)	186,375
100M	6.375%, 8/15/2022 (a)	106,500
	United States Steel Corp.:
75M	7%, 2/1/2018	80,437
125M	7.375%, 4/1/2020	134,062
100M	7.5%, 3/15/2022	105,750
	Vulcan Materials Co.:
175M	6.5%, 12/1/2016	193,812
525M	7%, 6/15/2018	582,750
		7,454,371
	Real Estate Investment Trusts—.5%
225M	Omega Healthcare Investors, Inc., 6.75%, 10/15/2022	245,813
200M	Taylor Morrison Communities, Inc., 7.75%, 4/15/2020 (a)	213,000
		458,813
	Retail-General Merchandise—3.8%
257M	CKE Restaurants, Inc., 11.375%, 7/15/2018	296,835
175M	J.C. Penney Corp., Inc., 7.95%, 4/1/2017	168,875
275M	Landry’s, Inc., 9.375%, 5/1/2020 (a)	291,500
300M	Limited Brands, Inc., 8.5%, 6/15/2019	367,500

28

Principal
Amount	Security	Value
	Retail-General Merchandise (continued)
	Michaels Stores, Inc.:
$ 75M	7.75%, 11/1/2018 (a)	$ 82,688
175M	7.75%, 11/1/2018	192,938
275M	Monitronics International, Inc., 9.125%, 4/1/2020	284,625
600M	Needle Merger Sub Corp., 8.125%, 3/15/2019 (a)	613,500
300M	Party City Holdings, Inc., 8.875%, 8/1/2020 (a)	323,250
125M	PVH Corp., 4.5%, 12/15/2022	126,875
200M	QVC, Inc., 7.5%, 10/1/2019 (a)	220,755
200M	Sally Holdings, LLC/Sally Capital, Inc., 6.875%, 11/15/2019	222,000
		3,191,341
	Services—3.9%
425M	313 Group, Inc., 6.375%, 12/1/2019 (a)	423,406
375M	Brickman Group Holdings, Inc., 9.125%, 11/1/2018 (a)	394,688
275M	CoreLogic, Inc., 7.25%, 6/1/2021	300,438
200M	Covanta Holding Corp., 6.375%, 10/1/2022	218,194
	Iron Mountain, Inc.:
225M	7.75%, 10/1/2019	254,813
300M	8.375%, 8/15/2021	334,500
200M	Live Nation Entertainment, Inc., 7%, 9/1/2020 (a)	209,750
	PHH Corp.:
400M	9.25%, 3/1/2016	469,000
200M	7.375%, 9/1/2019	223,000
375M	Reliance Intermediate Holdings, LP, 9.5%, 12/15/2019 (a)	427,500
		3,255,289
	Telecommunications—6.5%
75M	CenturyLink, Inc., 5.8%, 3/15/2022	79,426
	Citizens Communications Co.:
750M	7.125%, 3/15/2019	819,375
300M	9%, 8/15/2031	331,500
350M	GCI, Inc., 8.625%, 11/15/2019	373,625
750M	Inmarsat Finance, PLC, 7.375%, 12/1/2017 (a)	810,000
	Intelsat Jackson Holdings SA:
550M	8.5%, 11/1/2019	617,375
125M	7.25%, 10/15/2020 (a)	136,250
100M	PAETEC Holding Corp., 9.875%, 12/1/2018	115,000
150M	Qwest Communications International, Inc., 7.125%, 4/1/2018	157,073
50M	Qwest Corp., 6.5%, 6/1/2017	58,437

29

Portfolio of Investments (continued)
FUND FOR INCOME
December 31, 2012

Principal
Amount	Security	Value
	Telecommunications (continued)
	Sprint Capital Corp.:
$ 300M	6.9%, 5/1/2019	$ 328,500
400M	6.875%, 11/15/2028	418,000
225M	Telesat Canada/Telesat, LLC, 6%, 5/15/2017 (a)	237,375
	Wind Acquisition Finance SA:
200M	11.75%, 7/15/2017 (a)	210,500
200M	7.25%, 2/15/2018 (a)	203,500
	Windstream Corp.:
225M	7.875%, 11/1/2017	254,250
300M	7.75%, 10/15/2020	325,500
		5,475,686
	Transportation—1.3%
200M	Aircastle, Ltd., 6.25%, 12/1/2019 (a)	209,500
350M	CHC Helicopter SA, 9.25%, 10/15/2020	370,125
	Navios Maritime Holdings:
225M	8.875%, 11/1/2017	225,563
350M	8.125%, 2/15/2019	306,250
		1,111,438
	Utilities—3.0%
	AES Corp.:
125M	9.75%, 4/15/2016	150,000
100M	8%, 10/15/2017	116,000
100M	7.375%, 7/1/2021	111,500
500M	Atlantic Power Corp., 9%, 11/15/2018	525,000
350M	Calpine Construction Finance Co., LP, 8%, 6/1/2016 (a)	373,625
42M	Calpine Corp., 7.875%, 7/31/2020 (a)	47,355
75M	DPL, Inc., 7.25%, 10/15/2021	80,625
175M	Indiantown Cogeneration Utilities, LP, 9.77%, 12/15/2020	186,087
400M	Intergen NV, 9%, 6/30/2017 (a)	360,000
275M	NRG Energy, Inc., 7.625%, 5/15/2019	295,625
298M	NSG Holdings, LLC, 7.75%, 12/15/2025 (a)	308,430
		2,554,247
	Waste Management—.3%
275M	ADS Waste Holdings, Inc., 8.25%, 10/1/2020 (a)	290,125

30

Principal
Amount	Security	Value
	Wireless Communications—1.9%
$ 275M	Cricket Communications, Inc., 7.75%, 10/15/2020	$ 281,875
	MetroPCS Wireless, Inc.:
275M	7.875%, 9/1/2018	299,063
100M	6.625%, 11/15/2020	106,625
	Sprint Nextel Corp.:
175M	8.375%, 8/15/2017	204,313
250M	9.125%, 3/1/2017	295,625
175M	7%, 8/15/2020	192,063
175M	6%, 11/15/2022	180,688
		1,560,252
Total Value of Corporate Bonds (cost $73,374,697)		76,920,146
	LOAN PARTICIPATIONS—4.4%
	Building Materials—.3%
224M	MRC Global, Inc., 6.25%, 10/15/2019 (d)	226,121
	Chemicals—.7%
298M	PL Propylene, LLC, 7%, 3/23/2017 (d)	302,588
298M	PolyOne Corp., 5%, 12/20/2017 (d)	300,424
		603,012
	Energy—.3%
225M	Samson Investment Co., 6%, 9/25/2018 (d)	227,721
	Forest Products/Containers—.3%
222M	Sealed Air Corp., 4%, 10/31/2019 (d)	225,758
	Information Technology—.5%
150M	Genpact, Ltd., 4.25%, 8/17/2019 (d)	151,028
280M	Kronos, Inc., 5.5%, 10/26/2019 (d)	283,721
		434,749
	Media-Diversified—.1%
75M	Getty Images, Inc., 4.75%, 10/18/2019 (d)	75,197
	Metals/Mining—.9%
373M	Arch Coal, Inc., 5.75%, 5/16/2018 (d)	377,732
400M	Metals USA, Inc., 6.25%, 10/31/2018 (d)	398,000
		775,732

31

Portfolio of Investments (continued)
FUND FOR INCOME
December 31, 2012

Principal
Amount
or Shares		Security	Value
		Retail-General Merchandise—.9%
$ 298M		Academy, Ltd., 4.75%, 8/3/2018 (d)	$ 300,926
150M		Burger King Corp., 3.75%, 9/27/2019 (d)	150,663
300M		General Nutrition Centers, Inc., 3.75%, 3/2/2018 (d)	301,114
			752,703
		Telecommunications—.4%
300M		Intelsat Jackson Holdings, Ltd., 3.21%, 2/1/2014 (d)	300,375
Total Value of Loan Participations (cost $3,575,888)			3,621,368
		COMMON STOCKS—.0%
		Telecommunications
3	*	Viatel Holding (Bermuda), Ltd. (b)	—
5,970	*	World Access, Inc. (b)	—
Total Value of Common Stocks (cost $97,360)			—
Total Value of Investments (cost $77,047,945)		95.4%	80,541,514
Other Assets, Less Liabilities		4.6	3,852,501
Net Assets		100.0%	$84,394,015

*	Non-income producing

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933 (see Note 5).

(b)	Securities valued at fair value (see Note 1A).

(c)	In default as to principal and/or interest payment

(d)	Interest rates are determined and reset periodically. The interest rates above are the rates in effect at December 31, 2012.

32

Accounting Standards Codification (“ASC”) 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$76,919,771	$375	$76,920,146
Loan Participations	—	3,621,368	—	3,621,368
Common Stocks	—	—	—	—
Total Investments in Securities*	$—	$80,541,139	$375	$80,541,514

* The Portfolio of Investments provides information on the industry categorization for corporate bonds, loan participations and common stocks.

There were no transfers into or from Level 1 and Level 2 by the Fund during the year ended December 31, 2012. Transfers, if any, between Levels are recognized at the end of the reporting year.

33

Portfolio of Investments (continued)
FUND FOR INCOME
December 31, 2012

The following is a reconciliation of Fund investments valued using Level 3 inputs for the year:

	Investments	Investments
	in Corporate	in Common
	Bonds	Stocks	Total
Balance, December 31, 2011	$375	$—	$375
Purchases	—	—	—
Sales	—	—	—
Change in unrealized
depreciation	—	(4)	(4)
Realized gain (loss)	—	—	—
Transfer into Level 3	—	4	4
Transfer out of Level 3	—	—	—
Balance, December 31, 2012	$375	$—	$375
The following is a summary of Level 3 inputs by industry:
Health Care	$375
Telecommunications	—
	$375

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2012.

Impact to
	Fair Value				Valuation from
	December 31,	Valuation	Unobservable		and Increase
	2012	Methodologies	Input(s)(1)	Range	in Input(2)

Fixed Income	$375	Market	Market	100%	Increase
		Comparables	Comparables/
Bankruptcy

Common Stock	$—	Market	Market	100%	Increase
		Comparables	Comparables/
Bankruptcy

(1)	In determining certain of these inputs, management evaluates a variety of factors including eco-
nomic conditions, industry and market developments, market valuations of comparable compa-
nies and company specific developments including exit strategies and realization opportunities.
Management has determined that market participants would take these inputs into account when valuing the investments.

(2)	This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect.

34	See notes to financial statements

Portfolio Managers’ Letter
GOVERNMENT FUND

Dear Investor:

This is the annual report for the First Investors Life Government Fund for the year ended December 31, 2012. During the period, the Fund’s return on a net asset value basis was 1.95%, including dividends of 31.0 cents per share.

2012 was characterized by continued, modest economic recovery as U.S. Gross Domestic Product grew by approximately 2% and the unemployment rate fell from 8.5% to 7.8%. Of note, the housing market bottomed with housing starts and new home sales increasing 37% and 9%, respectively. Inflation remained a non-issue as the core consumer price index (which excludes the volatile food and energy components) rose 1.9% year-over-year.

Given the modest recovery, the Federal Reserve (“the Fed”) took further measures to help spur growth. Over the course of the year, it committed both to keeping the federal funds rate at its historically low level through at least mid-2015, and to purchasing an unlimited amount of mortgage-backed securities until the unemployment rate falls to an acceptable level.

The Fed’s very accommodative monetary policy forced investors to take on additional risk in search of higher yields. At times during the year this “risk-on” trade encountered several hurdles, such as the European sovereign debt crisis, the U.S. Presidential election and the “fiscal cliff.” In fact, concern about the European sovereign debt crisis triggered a flight-to-safety into the U.S. Treasury market in July that pushed long-term Treasury yields down to all-time lows. But, as each of these concerns were resolved (to some extent) over the course of the year, riskier markets increasingly gained traction.

The broad bond market returned 4.5% during the review period, according to Bank of America Merrill Lynch. Benchmark U.S. Treasury rates were little changed: the two-year U.S. Treasury note yield — which is anchored by the Fed’s commitment to keep short-term rates very low — moved only one basis point (.01%) year-over-year to 0.25%, and the 10-year Treasury note yield fell from 1.88% to 1.76%. Returns by sector varied substantially with riskier asset classes providing the best performance. Specifically, high-yield and investment-grade corporate bonds gained 15.6% and 10.4%, respectively, while high-quality mortgage-backed bonds and Treasury securities returned only 2.6% and 2.2%, respectively. Money market investments returned essentially 0% due to the Fed’s very accommodative monetary policy. Lastly, the municipal bond market gained 7.3% largely due to substantial investor demand and limited supply.

35

Portfolio Managers’ Letter (continued)
GOVERNMENT FUND

The Fund slightly underperformed its benchmark, the Citigroup Government/Mortgage Index. The Fund had an average allocation during the year, as a percent of assets, of 60% in mortgage-backed securities, 33% in U.S. agency securities, 5% in U.S. Treasuries and 2% in cash. This represented a substantial overweight in mortgage-backed and agency securities and a commensurate underweight in Treasury securities versus the benchmark. Given the outperformance of agency and mortgage-backed securities versus Treasuries, this weighting helped Fund performance.

The positive impact of the Fund’s sector weightings was offset by adverse security selection. Security selection was driven by the decision to maintain a shorter duration (i.e., less interest rate risk) than peer group funds. As a result, the Fund was underweight in current coupon mortgage-backed securities and had no exposure to the 10+ year sector of the yield curve in either Treasuries or agencies. Current coupon mortgage-backed securities and 10+ year Treasury and agency securities had higher total returns than the general market due to the modest rally in the bond market and, in the case of the mortgage-backed market, purchases of current coupons by the Fed.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

* Effective December 3, 2012, Rodwell Chadehumbe became Co-Portfolio Manager of the First Investors Life Government Fund.

36

Fund Expenses (unaudited)
GOVERNMENT FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 2 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/12)	(12/31/12)	(7/1/12–12/31/12)*
Expense Examples
Actual	$1,000.00	$1,008.71	$3.74
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,021.42	$3.76

*	Expenses are equal to the annualized expense ratio of .74%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived.

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2012, and are based on the total value of investments.

37

Cumulative Performance Information (unaudited)

GOVERNMENT FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series Government Fund and the Citigroup Government/Mortgage Index.

The graph compares a $10,000 investment in the First Investors Life Series Government Fund beginning 12/31/02 with a theoretical investment in the Citigroup Government/Mortgage Index (the “Index”). The Index is an unmanaged index that is a combination of the Citigroup Government Index and the Citigroup Mortgage Index. The Government Index tracks the performance of the U.S. Treasury and U.S. Government-sponsored indices within the Citigroup U.S. Broad Investment Grade Bond Index. The Mortgage Index tracks the performance of the mortgage component of the Citigroup U.S. Broad Investment Grade Bond Index, which is comprised of 30- and 15-year GNMA, FNMA and FHLMC pass-throughs and FNMA and FHLMC balloon mortgages. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/12. During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Average Annual Total Returns for One Year, Five Years and Ten Years would have been 1.80%, 4.51% and 4.14%, respectively.

The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Citigroup and all other figures are from First Investors Management Company, Inc.

38

Portfolio of Investments
GOVERNMENT FUND
December 31, 2012

Principal
Amount	Security	Value
	RESIDENTIAL MORTGAGE-BACKED
	SECURITIES—62.1%
	Fannie Mae—8.0%
$1,000M	3%, 1/14/2043 (a)	$ 1,048,594
1,058M	5.5%, 7/1/2034 – 10/1/2039	1,176,915
193M	9%, 11/1/2026	239,008
98M	11%, 10/1/2015	107,418
		2,571,935
	Freddie Mac—3.8%
385M	4%, 12/1/2040	416,318
730M	5.5%, 11/1/2038	799,283
		1,215,601
	Government National Mortgage Association I
	Program—40.6%
3,652M	4%, 7/15/2040 – 11/15/2041	4,034,068
2,830M	4.5%, 6/15/2039 – 8/15/2040	3,136,127
3,847M	5%, 6/15/2033 – 6/15/2040	4,276,281
1,198M	5.5%, 2/15/2033 – 11/15/2038	1,345,919
241M	6%, 11/15/2032 – 4/15/2036	272,483
		13,064,878
	Government National Mortgage Association II
	Program—9.7%
998M	3%, 11/20/2042	1,065,959
991M	3.5%, 9/20/2042	1,078,383
895M	4%, 3/20/2042 – 5/20/2042	975,732
		3,120,074
Total Value of Residential Mortgage-Backed Securities (cost $19,177,203)		19,972,488
	U.S. GOVERNMENT AGENCY
	OBLIGATIONS—28.8%
	Fannie Mae:
1,500M	1.625%, 10/26/2015	1,552,837
1,000M	1.25%, 1/30/2017	1,026,186
1,000M	0.875%, 8/28/2017	1,004,028
1,000M	Federal Farm Credit Bank, 1.75%, 2/21/2013	1,002,114
1,250M	Federal Home Loan Bank, 5.375%, 5/18/2016	1,457,131

39

Portfolio of Investments (continued)
GOVERNMENT FUND
December 31, 2012

Principal
Amount	Security		Value
	Freddie Mac:
$1,000M	3%, 7/28/2014		$ 1,042,605
1,000M	1.25%, 8/1/2019		1,002,963
1,000M	Tennessee Valley Authority, 4.5%, 4/1/2018		1,180,565
Total Value of U.S. Government Agency Obligations (cost $9,076,390)			9,268,429
	U.S. GOVERNMENT OBLIGATIONS—6.4%
421M	FDA Queens, LP, 6.99%, 6/15/2017 (b)		462,697
1,500M	U.S. Treasury Note, 1.875%, 9/30/2017		1,584,141
Total Value of U.S. Government Obligations (cost $2,060,548)			2,046,838
Total Value of Investments (cost $30,314,141)		97.3%	31,287,755
Other Assets, Less Liabilities		2.7	857,711
Net Assets		100.0%	$32,145,466

(a)	A portion or all of the security purchased on a when-issued or delayed delivery basis
(see Note 1G).

(b)	Security exempt from registration under Rule 144A of Securities Act of 1933 (see Note 5).

40

Accounting Standards Codification (“ASC”) 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Residential Mortgage-Backed
Securities	$—	$19,972,488	$—	$19,972,488
U.S. Government Agency
Obligations	—	9,268,429	—	9,268,429
U.S. Government Obligations	—	2,046,838	—	2,046,838
Total Investments in Securities	$—	$31,287,755	$—	$31,287,755

There were no transfers into or from Level 1 and Level 2 by the Fund during the year ended December 31, 2012. Transfers, if any, between Levels are recognized at the end of the reporting year.

See notes to financial statements	41

Portfolio Manager’s Letter
GROWTH & INCOME FUND

Dear Investor:

This is the annual report for the First Investors Life Growth & Income Fund for the year ended December 31, 2012. During the period, the Fund’s return on a net asset value basis was 17.45%, including dividends of 44.0 cents per share.

The Fund had a good year both in terms of absolute performance and relative to the S&P 500 Index. The Fund’s performance was attributable to broad-based positive stock selection in the industrials, health care, energy and consumer discretionary sectors. In industrials, the Fund benefited from strong stock selection and an overweighted allocation to the sector.

Several investments were key to performance. TAL International, a leasor of intermodal freight containers, benefited from strong pricing due to the continued tight global supply of containers. Tyco International split into three separate companies this year and the stock’s performance can be attributed to the higher valuation assigned to each separate company by the marketplace. Snap-on, the professional toolmaker, continues to reap the gains of a rebounding U.S. auto sector and the expansion of their products into emerging markets. Armstrong World Industries, a domestic manufacturer of floors and ceilings, paid a large special dividend to shareholders this year; their second such dividend in the last two years. The company took advantage of their ability to generate strong free cash flow and favorable debt markets to return excess cash to shareholders.

In health care, relative outperformance can be attributed to good stock selection and the takeover of Par Pharmaceuticals, a generic drug manufacturer. Private equity firms recognized the value we saw in the upcoming launches of Par’s new products and the positive regulatory environment. Additionally, our investment in Watson Pharmaceuticals, now the third largest generic drug manufacturer, benefited from a recent acquisition of Actavis, the Iceland-based generic pharmaceutical company, that will greatly improve the bottom line through the launch of numerous new products and cost savings programs.

In the energy sector, the Fund benefited from corporate reorganizations. Marathon Petroleum, the refining spin-off from our holding in Marathon Oil, was up significantly on strong earnings and share buybacks. The refiners have benefited from the price differential between International Brent prices and domestic West Texas Intermediate (“WTI”) prices. Typically, the wider the differential, the higher the margins for the company. Phillips 66, the refiner spun out from ConocoPhillips, has also benefited from the higher spreads, as the stock jumped dramatically since it was spun out.

42

In consumer discretionary, the Fund’s top performers all had the common theme of returning excess cash to shareholders. Wyndham Worldwide, a hospitality company that manages hotels, rents vacation properties and sells time shares, has prospered from their ability to get higher pricing. The company generates a tremendous amount of free cash flow that they have been using to buy back stock, increase the dividend and grow the company through acquisitions.

Another holding, Pier 1 Imports, is bearing the fruits of their successful turnaround in their merchandise and store layouts. Management has improved the products, lowered costs, increased margins and improved sales at individual store levels. This has led to an increase in cash flow, which the company has used to aggressively buy back stock and restart their dividend. We have also benefited from the return of CBS to prominence in television ratings, which has led to higher returns in their stock price. Strong ratings have also led to strong pricing in both syndication and for international buyers of their content. They have used their cash flow to buy back stock and raise their dividend.

On a relative basis the Fund performed well, beating its benchmark. The Fund’s underweight allocation to financials was the main detractor from relative performance. Our strategy tends to invest in high-quality financial stocks with solid balance sheets and apparent growth catalysts. The continued quantitative easing by the Federal Reserve has led to strong gains in lower-quality financial companies that do not fit the Fund’s investment criteria. The quantitative easing has lowered bond yields and this, in turn, has also lowered profit margins for banks. With seemingly no end to quantitative easing, and increased cost from more regulation as the result of the upcoming Dodd Frank rules, banking profits will be harder to come by in the future.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

43

Fund Expenses (unaudited)
GROWTH & INCOME FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 2 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/12)	(12/31/12)	(7/1/12–12/31/12)*
Expense Examples
Actual	$1,000.00	$1,075.76	$4.07
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,021.22	$3.96

*	Expenses are equal to the annualized expense ratio of .78%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2012, and are based on the total value of investments.

44

Cumulative Performance Information (unaudited)
GROWTH & INCOME FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series Growth & Income Fund and the Standard & Poor’s 500 Index.

The graph compares a $10,000 investment in the First Investors Life Series Growth & Income Fund beginning 12/31/02 with a theoretical investment in the Standard & Poor’s 500 Index (the “Index”). The Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of such stocks, which represent all major industries. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/12.

The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Standard & Poor’s and all other figures are from First Investors Management Company, Inc.

45

Portfolio of Investments
GROWTH & INCOME FUND
December 31, 2012

Shares		Security	Value
		COMMON STOCKS—99.8%
		Consumer Discretionary—15.0%
100,500		Allison Transmission Holdings, Inc.	$ 2,052,210
111,300		Best Buy Company, Inc.	1,318,905
32,900	*	BorgWarner, Inc.	2,356,298
142,185		CBS Corporation – Class “B”	5,410,139
20,064		Coach, Inc.	1,113,753
175,600		Dana Holding Corporation	2,741,116
74,200	*	Delphi Automotive, PLC	2,838,150
117,900		GNC Holdings, Inc. – Class “A”	3,923,712
51,300		Home Depot, Inc.	3,172,905
89,800		Limited Brands, Inc.	4,225,988
49,200		Lowe’s Companies, Inc.	1,747,584
32,700		McDonald’s Corporation	2,884,467
151,243		Newell Rubbermaid, Inc.	3,368,182
114,100		Pier 1 Imports, Inc.	2,282,000
187,500		Staples, Inc.	2,137,500
42,898	*	Steiner Leisure, Ltd.	2,067,255
180,870		Stewart Enterprises, Inc. – Class “A”	1,381,847
31,800	*	TRW Automotive Holdings Corporation	1,704,798
18,900		Tupperware Brands Corporation	1,211,490
46,000		Walt Disney Company	2,290,340
65,883		Wyndham Worldwide Corporation	3,505,634
			53,734,273
		Consumer Staples—9.1%
120,600		Altria Group, Inc.	3,789,252
96,600		Avon Products, Inc.	1,387,176
123,978		Coca-Cola Company	4,494,202
81,300		CVS Caremark Corporation	3,930,855
6,900		McCormick & Company, Inc.	438,357
91,527		Nu Skin Enterprises, Inc. – Class “A”	3,391,075
36,200		PepsiCo, Inc.	2,477,166
79,300		Philip Morris International, Inc.	6,632,652
39,013		Procter & Gamble Company	2,648,593
50,250		Wal-Mart Stores, Inc.	3,428,558
			32,617,886

46

Shares		Security	Value
		Energy—10.8%
39,400		Anadarko Petroleum Corporation	$ 2,927,814
41,700		Chevron Corporation	4,509,438
65,700		ConocoPhillips	3,809,943
15,700		Devon Energy Corporation	817,028
41,400		Ensco, PLC – Class “A”	2,454,192
68,711		ExxonMobil Corporation	5,946,937
9,600		Hess Corporation	508,416
99,522		Marathon Oil Corporation	3,051,344
40,911		Marathon Petroleum Corporation	2,577,393
37,950		National Oilwell Varco, Inc.	2,593,882
89,000		Noble Corporation	3,098,980
32,850		Phillips 66	1,744,335
16,994		Sasol, Ltd. (ADR)	735,670
14,200		Schlumberger, Ltd.	983,918
86,407		Suncor Energy, Inc.	2,849,703
			38,608,993
		Financials—9.8%
65,806		American Express Company	3,782,529
39,800		Ameriprise Financial, Inc.	2,492,674
96,000		Brookline Bancorp, Inc.	816,000
54,643		Discover Financial Services	2,106,488
26,600		Financial Select Sector SPDR Fund (ETF)	436,240
83,500		FirstMerit Corporation	1,184,865
37,100		Invesco, Ltd.	967,939
113,488		JPMorgan Chase & Company	4,990,067
36,100		M&T Bank Corporation	3,554,767
34,700		MetLife, Inc.	1,143,018
27,000		Morgan Stanley	516,240
71,500		New York Community Bancorp, Inc.	936,650
47,400		PNC Financial Services Group, Inc.	2,763,894
27,000		SPDR S&P Regional Banking (ETF)	755,190
103,279	*	Sunstone Hotel Investors, Inc. (REIT)	1,106,118
101,588		U.S. Bancorp	3,244,721
102,000		Urstadt Biddle Properties, Inc. – Class “A” (REIT)	2,007,360
67,767		Wells Fargo & Company	2,316,276
			35,121,036

47

Portfolio of Investments (continued)
GROWTH & INCOME FUND
December 31, 2012

Shares		Security	Value
		Health Care—11.7%
83,200		Abbott Laboratories	$ 5,449,600
28,730		Baxter International, Inc.	1,915,142
33,700		Covidien, PLC	1,945,838
58,922	*	Express Scripts Holding Company	3,181,788
53,000	*	Gilead Sciences, Inc.	3,892,850
77,275		Johnson & Johnson	5,416,977
17,400		McKesson Corporation	1,687,104
87,443		Merck & Company, Inc.	3,579,916
244,039		Pfizer, Inc.	6,120,498
69,843		Thermo Fisher Scientific, Inc.	4,454,587
50,800		Warner Chilcott, PLC – Class “A”	611,632
39,100	*	Watson Pharmaceuticals, Inc.	3,362,600
			41,618,532
		Industrials—17.5%
53,094		3M Company	4,929,778
53,546		ADT Corporation	2,489,354
83,000		Altra Holdings, Inc.	1,830,150
50,100		Armstrong World Industries, Inc.	2,541,573
30,800		Caterpillar, Inc.	2,759,064
34,537		Chicago Bridge & Iron Company NV – NY Shares	1,600,790
27,900		Dun & Bradstreet Corporation	2,194,335
41,000	*	Esterline Technologies Corporation	2,608,010
13,900		Gardner Denver, Inc.	952,150
70,000		Generac Holdings, Inc.	2,401,700
110,296		General Electric Company	2,315,113
60,040		Honeywell International, Inc.	3,810,739
51,453		IDEX Corporation	2,394,108
94,050		ITT Corporation	2,206,413
12,700		Lockheed Martin Corporation	1,172,083
48,119	*	Mobile Mini, Inc.	1,002,319
65,296		Pentair, Ltd.	3,209,298
17,500		Raytheon Company	1,007,300
28,500		Snap-on, Inc.	2,251,215
150,900		TAL International Group, Inc.	5,489,742
114,500		Textainer Group Holdings, Ltd.	3,602,170
39,300		Triumph Group, Inc.	2,566,290
106,293		Tyco International, Ltd.	3,109,070
44,300		United Technologies Corporation	3,633,043
19,600		Xylem, Inc.	531,160
			62,606,967

48

Shares		Security	Value
		Information Technology—17.7%
12,000		Apple, Inc.	$ 6,396,360
169,200	*	Arris Group, Inc.	2,527,848
51,200		Avago Technologies, Ltd.	1,620,992
27,300	*	CACI International, Inc. – Class “A”	1,502,319
193,400		Cisco Systems, Inc.	3,800,310
28,500	*	eBay, Inc.	1,454,070
171,300	*	EMC Corporation	4,333,890
91,800		Hewlett-Packard Company	1,308,150
166,852		Intel Corporation	3,442,157
43,629		International Business Machines Corporation	8,357,135
142,900		Intersil Corporation – Class “A”	1,184,641
250,500		Microsoft Corporation	6,695,865
76,600	*	NeuStar, Inc. – Class “A”	3,211,838
100,000		Oracle Corporation	3,332,000
47,855	*	Parametric Technology Corporation	1,077,216
74,188		QUALCOMM, Inc.	4,601,140
108,560	*	Symantec Corporation	2,042,014
78,600		TE Connectivity, Ltd.	2,917,632
172,600	*	Yahoo!, Inc.	3,434,740
			63,240,317
		Materials—5.4%
45,700		Celanese Corporation – Series “A”	2,035,021
43,600		Cytec Industries, Inc.	3,000,988
77,240		Freeport-McMoRan Copper & Gold, Inc.	2,641,608
104,300		International Paper Company	4,155,312
78,900		Kronos Worldwide, Inc.	1,538,550
36,800		LyondellBasell Industries NV – Class “A”	2,100,912
11,600		Praxair, Inc.	1,269,620
20,900		Rock-Tenn Company – Class “A”	1,461,119
38,050		RPM International, Inc.	1,117,148
			19,320,278
		Telecommunication Services—2.6%
124,283		AT&T, Inc.	4,189,580
113,100		Verizon Communications, Inc.	4,893,837
			9,083,417

49

Portfolio of Investments (continued)
GROWTH & INCOME FUND
December 31, 2012

Shares	Security		Value
	Utilities—.2%
14,426	Atmos Energy Corporation		$ 506,641
Total Value of Common Stocks (cost $260,010,150)		99.8%	356,458,340
Other Assets, Less Liabilities		.2	778,161
Net Assets		100.0%	$357,236,501

*	Non-income producing

Summary of Abbreviations:
	ADR	American Depositary Receipts
	ETF	Exchange Traded Fund
	REIT	Real Estate Investment Trust

Accounting Standards Codification (“ASC”) 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Common Stocks*	$356,458,340	$—	$—	$356,458,340

* The Portfolio of Investments provides information on the industry categorization for common stocks.

There were no transfers into or from Level 1 and Level 2 by the Fund during the year ended December 31, 2012. Transfers, if any, between Levels are recognized at the end of the reporting year.

50	See notes to financial statements

Portfolio Manager’s Letter
INTERNATIONAL FUND

Dear Investor:

This is the annual report for the First Investors Life International Fund for the year ended December 31, 2012. During the period, the Fund’s return on a net asset value basis was 20.85%, including dividends of 27.1 cents per share. The Fund outperformed the MSCI EAFE Index for the period.

2012 was characterized by surprisingly strong market performance in a difficult macroeconomic environment. Growth slowed in many emerging countries and economic recovery was sluggish in more developed nations, yet many stock markets delivered positive returns for investors.

The situation in Europe continues to be difficult. Progress is being made but not a lot has improved structurally. The European Central Bank’s monetary easing program has taken pressure off bond markets and created greater stability. Many countries have taken the bitter medicine by implementing austerity measures in an effort to meet more fiscally responsible budget deficit targets. These actions often included a double-edged sword of tax increases and painful public sector cost cuts. Progress also has been made toward a banking union that could strengthen the sector by establishing shared rules and protections.

These positive steps spurred optimism in European markets. However, given the magnitude and speed of the markets’ run, coupled with the reality of the time frames required to solve Europe’s problems, people may be too optimistic at this point. That optimism may temper in coming quarters if the market grows impatient. Life is still very difficult in Europe and we expect it will stay that way for some time. The good news is that, although the journey may be long, things appear to be moving in the right direction.

Emerging markets also experienced some major economic developments during 2012. In India, the government of Manmohan Singh made a serious effort to introduce reforms that could drive the country to a new phase of development. The solid re-election of Narendra Modi as Chief Minister of the business-friendly west coast state of Gujarat delivered a strong message to politicians across the country: deliver growth and you will be rewarded. Under Modi’s direction, the state of Gujarat’s GDP growth has exceeded that of the country for eight of the last 10 years. As a result, the state, which has just 5% of India’s population, generated 18% of the country’s output by value and 22% of its total exports in 2010.

In China, pressure on margins created by currency strength was exacerbated by a relentless rise in salaries, particularly on the coasts. The flip side of higher incomes is that consumer spending, a significant secular growth driver, has remained on track. We anticipate consumer spending, along with the availability of credit to millions of families for the first time, will underwrite solid long-term growth opportunities for well-managed franchises across a variety of industries including consumer staples and consumer discretionary sectors.

51

Portfolio Manager’s Letter (continued)
INTERNATIONAL FUND

Slowing economic growth across emerging countries has led to increased risk of abrupt regulation changes in a number of countries and sectors. Brazil is a prime example. A sharp slowdown led to a sudden change of operating framework for banks and electric utilities.

During 2012, the Fund continued to reap the rewards of seeds sown during the crisis years. Exposure to consumer staples companies has decreased, as we harvested some gains, and increased exposure to new sectors, such as financials, which have delivered surprisingly strong performance during the year.

The top-performing sectors during 2012 were consumer staples and health care, with stock selection in both sectors the primary contributor to relative performance. The Fund’s selection of companies in the materials sector, and its underweight to the financials sector, detracted from performance during the year.

Countries around the world continue to struggle with issues stemming from the financial crisis and economic downturn. Extremely accommodative monetary policy has helped provide stability for now. Equity valuations, generally speaking, aren’t stretched if we continue to see progress. The question is always the timing and magnitude of the progress. No one can look back and say stocks are as cheap as they once were. Clearly, 2008, 2009 and 2010 were more of a feasting period. We’ve reaped gains from investments made during that period and have worked hard during 2012, tilling the financial garden and planting seeds that we expect will yield benefits for investors during the next three to five years.

As you know, the strategy has delivered several years of meaningful absolute and relative outperformance. It’s inevitable that it will underperform at some point, particularly if lower-quality businesses come back into favor or economic growth accelerates rapidly. Our fundamentals-driven, bottom-up investment process was designed to build portfolios that participate in rising markets and help protect capital during market declines. Our goal is to outperform over full market cycles.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

52

Fund Expenses (unaudited)
INTERNATIONAL FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 2 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/12)	(12/31/12)	(7/1/12–12/31/12)*
Expense Examples
Actual	$1,000.00	$1,119.56	$4.85
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,020.57	$4.62

*	Expenses are equal to the annualized expense ratio of .91%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2012, and are based on the total value of investments.

53

Cumulative Performance Information (unaudited)
INTERNATIONAL FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series International Fund, the Morgan Stanley Capital International (“MSCI”) EAFE Index (Gross) and the Morgan Stanley Capital International (“MSCI”) EAFE Index (Net).

The graph compares a $10,000 investment in the First Investors Life Series International Fund beginning 12/31/02 with theoretical investments in the MSCI EAFE Index (Gross) and the MSCI EAFE Index (Net) (the “Indices”). The Indices are free float-adjusted market capitalization indices that measure developed foreign market equity performance, excluding the U.S. and Canada. The MSCI EAFE Index (Gross) is calculated on a total-return basis with the maximum possible dividend reinvestment (before taxes). The MSCI EAFE Index (Net) is calculated on a total-return basis with the minimum possible dividend reinvestment (after taxes). The Indices are unmanaged and it is not possible to invest directly in these Indices. In addition, the Indices do not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/12.

The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Indices figures are from Morgan Stanley & Company, Inc. and all other figures are from First Investors Management Company, Inc.

54

Portfolio of Investments
INTERNATIONAL FUND
December 31, 2012

Shares		Security	Value
		COMMON STOCKS—98.1%
		United Kingdom—25.9%
223,442	*	Barratt Developments, PLC	$ 763,644
141,358		British American Tobacco, PLC	7,190,520
112,785		Diageo, PLC	3,287,145
187,963		Domino’s Pizza Group, PLC	1,535,384
66,680		Fresnillo, PLC	2,046,485
358,016		HSBC Holdings, PLC	3,796,238
62,413		Imperial Tobacco Group, PLC	2,421,396
99,728		Persimmon, PLC	1,309,926
132,518	*	Rolls-Royce Holdings, PLC	1,901,972
10,071,368	*	Rolls-Royce Holdings, PLC – “C” Shares (a)	16,371
80,467		SABMiller, PLC	3,736,950
135,845		Standard Chartered, PLC	3,517,880
			31,523,911
		India—13.2%
363,822		HDFC Bank, Ltd.	4,535,741
3,219		HDFC Bank, Ltd. (ADR)	131,078
73,146		Hindustan Unilever, Ltd.	704,641
367,092		Housing Development Finance Corporation, Ltd.	5,607,993
613,512		ITC, Ltd.	3,230,660
13,042		Nestle India, Ltd.	1,188,348
32,031		Tata Consultancy Services, Ltd.	737,998
			16,136,459
		Switzerland—13.1%
16,200	*	DKSH Holding, Ltd.	1,170,873
574	*	Lindt & Spruengli AG	1,870,446
72,085		Nestle SA – Registered	4,699,479
1,089		SGS SA – Registered	2,416,888
368,880	*	UBS AG – Registered	5,768,145
			15,925,831
		Canada—8.7%
46,345		Enbridge, Inc.	2,001,441
59,603		Goldcorp, Inc.	2,179,517
12,621		TransCanada Corporation	595,495
98,078	*	Valeant Pharmaceuticals International, Inc.	5,842,127
			10,618,580

55

Portfolio of Investments (continued)
INTERNATIONAL FUND
December 31, 2012

Shares	Security	Value
	Netherlands—7.6%
20,696	Core Laboratories NV	$ 2,262,280
44,817	Royal Dutch Shell, PLC – Class “A”	1,540,789
141,220	Unilever NV – CVA	5,397,204
		9,200,273
	United States—6.6%
24,916	Accenture, PLC – Class “A”	1,656,914
75,591	Philip Morris International, Inc.	6,322,431
		7,979,345
	France—5.1%
25,804	Bureau Veritas SA	2,889,979
15,057	Essilor International SA	1,516,814
15,896	Pernod Ricard SA	1,842,091
		6,248,884
	Denmark—3.3%
24,889	Novo Nordisk A/S – Series “B”	4,047,972
	Hong Kong—2.8%
299,438	L’Occitane International SA	958,152
540,681	Sands China, Ltd.	2,417,203
		3,375,355
	Germany—2.7%
41,613	SAP AG	3,342,260
	Belgium—2.6%
36,869	Anheuser-Busch InBev NV	3,206,929
	Australia—2.5%
78,594	Coca-Cola Amatil, Ltd.	1,104,237
81,389	Newcrest Mining, Ltd.	1,903,440
914	Ramsay Health Care, Ltd.	26,063
		3,033,740
	Ireland—1.9%
27,888	Paddy Power, PLC	2,285,088

56

Shares or
Principal
Amount	Security		Value
	Mexico—1.1%
430,882	Wal-Mart de Mexico SAB de CV		$ 1,399,554
	Japan—1.0%
12,300	Daito Trust Construction Company, Ltd.		1,164,760
Total Value of Common Stocks (cost $84,446,914)			119,488,941
	SHORT-TERM U.S. GOVERNMENT
	OBLIGATIONS—.8%
$1,000M	U.S. Treasury Bills, Zero Coupon, 1/3/2013 (cost $1,000,000)		1,000,000
Total Value of Investments (cost $85,446,914)		98.9%	120,488,941
Other Assets, Less Liabilities		1.1	1,296,470
Net Assets		100.0%	$121,785,411

*	Non-income producing

(a)	Securities valued at fair value (see Note 1A).

Summary of Abbreviations:
	ADR	American Depositary Receipts

57

Portfolio of Investments (continued)
INTERNATIONAL FUND
December 31, 2012

Accounting Standards Codification (“ASC”) 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Common Stocks
United Kingdom	$—	$31,507,540	$16,371	$31,523,911
India	131,078	16,005,381	—	16,136,459
Switzerland	—	15,925,831	—	15,925,831
Canada	10,618,580	—	—	10,618,580
Netherlands	2,262,280	6,937,993	—	9,200,273
United States	7,979,345	—	—	7,979,345
France	—	6,248,884	—	6,248,884
Denmark	—	4,047,972	—	4,047,972
Hong Kong	—	3,375,355	—	3,375,355
Germany	—	3,342,260	—	3,342,260
Belgium	—	3,206,929	—	3,206,929
Australia	—	3,033,740	—	3,033,740
Ireland	—	2,285,088	—	2,285,088
Mexico	1,399,554	—	—	1,399,554
Japan	—	1,164,760	—	1,164,760
Short-Term U.S. Government
Obligations	—	1,000,000	—	1,000,000
Total Investments in Securities*	$22,390,837	$98,081,733	$16,371	$120,488,941

* Includes certain foreign securities that were fair valued due to fluctuations in U.S. securities markets exceeding a predetermined level or a foreign market being closed; therefore, $97,081,733 of investment securities were classified as Level 2 instead of Level 1.

58

During the year ended December 31, 2012, there were no transfers between Level 1 investments and Level 2 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the year. Transfers, if any, between Levels are recognized at the end of the reporting year.

The following is a reconciliation of Fund investments valued using Level 3 inputs for the year:

Investments
in Common
Stocks
Balance, December 31, 2011	$6,846
Purchases	—
Sales	(28,877)
Change in unrealized
appreciation	9,525
Realized gain (loss)	28,877
Transfer into Level 3	—
Transfer out of Level 3	—
Balance, December 31, 2012	$16,371

The following is a summary of Level 3 inputs by industry:

Industrials	$16,371

See notes to financial statements	59

Portfolio Managers’ Letter
INVESTMENT GRADE FUND

Dear Investor:

This is the annual report for the First Investors Life Investment Grade Fund for the year ended December 31, 2012. During the period, the Fund’s return on a net asset value basis was 11.23%, including dividends of 48.6 cents per share.

The Fund invests in investment grade fixed income securities. The majority of the Fund’s assets were invested in investment grade corporate bonds during the review period.

Long-term interest rates continued their multi-year decline during 2012, falling to all-time lows in July before rising. Several factors contributed to this low interest rate environment: the Federal Reserve’s (“the Fed’s”) very accommodative monetary policy, the subpar economic recovery, and safe haven flows from overseas into the U.S. bond market. Reviewing benchmark U.S. Treasury yields, the two-year U.S. Treasury note yield, which is anchored by the Fed’s commitment to keep short-term rates very low, barely moved during the review period, ending at 0.25%. The 10-year U.S. Treasury note yield fell from 1.88% to 1.76%.

The U.S. Broad Market Index returned 4.5%, according to Bank of America Merrill Lynch. Riskier fixed income sectors had very strong performance, as the Fed’s success in depressing risk-free yields forced investors to take more risk. Consequently, high yield — or “junk” bonds — returned 15.6% and investment grade corporate bonds gained 10.4%. Higher-quality sectors had notably lower, although positive, returns. The broad mortgage-backed market returned 2.6%. The Treasury market returned 2.2%. Money market investments returned essentially 0% due to the Fed’s very accommodative monetary policy. The municipal bond market returned 7.3%.

The corporate bond market’s strong returns in 2012 were driven by tighter spreads between benchmark Treasury securities and corporate bonds. As the year began, deleveraging of corporate balance sheets, credit availability and accommodative monetary policy pointed toward a favorable outlook for investment grade corporate credit. Over the next few months, the positive tone was somewhat offset by challenges associated with fallout from the European debt crisis and fear of a global economic slowdown.

However, the Fed’s announcement of another iteration of its quantitative easing program, and the European Central Bank’s details of its bond-buying program, gave an indication to investors that global central banks were highly disposed toward continued monetary support. The constraint of low yields continued to dominate asset allocation behavior during the review period, favoring investment grade credit, particularly corporate bonds.

60

However, at the end of the review period, fears of the “fiscal cliff” began to weigh on the corporate bond market.

The Fund outperformed the Bank of America Merrill Lynch Corporate Index during the review period. The relative performance was predominantly a function of the Fund’s overweight in corporate bonds. Specifically, the Fund benefited from its overweight in BBB-rated corporate bonds, which had the highest returns during the review period. This was somewhat offset by the Fund’s underweight in corporate bonds with maturities greater than 10 years, which benefited from falling 30-year U.S. Treasury yields.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

61

Fund Expenses (unaudited)
INVESTMENT GRADE FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 2 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/12)	(12/31/12)	(7/1/12–12/31/12)*
Expense Examples
Actual	$1,000.00	$1,057.59	$3.62
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,021.62	$3.56

*	Expenses are equal to the annualized expense ratio of .70%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived.

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2012, and are based on the total value of investments.

62

Cumulative Performance Information (unaudited)
INVESTMENT GRADE FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series Investment Grade Fund and the Bank of America (“BofA”) Merrill Lynch U.S. Corporate Master Index.

The graph compares a $10,000 investment in the First Investors Life Series Investment Grade Fund beginning 12/31/02 with a theoretical investment in the BofA Merrill Lynch U.S. Corporate Master Index (the “Index”). The Index tracks the performance of U.S. dollar-denominated investment grade corporate public debt issued in the U.S. domestic bond market. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule and a minimum amount outstanding of $250 million. Bonds must be rated investment grade based on a composite of Moody’s and S&P. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/12. During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Average Annual Total Returns for One Year, Five Years and Ten Years would have been 11.07%, 6.50% and 5.50%, respectively.

The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Bank of America Merrill Lynch & Co. and all other figures are from First Investors Management Company, Inc.

63

Portfolio of Investments
INVESTMENT GRADE FUND
December 31, 2012

Principal
Amount	Security	Value
	CORPORATE BONDS—96.7%
	Aerospace/Defense—.4%
$200M	BAE Systems Holdings, Inc., 4.95%, 6/1/2014 (a)	$ 210,155
	Agriculture—1.7%
340M	Cargill, Inc., 6%, 11/27/2017 (a)	409,498
450M	CF Industries, Inc., 7.125%, 5/1/2020	567,182
		976,680
	Automotive—.7%
400M	Daimler Finance NA, LLC, 2.95%, 1/11/2017 (a)	419,502
	Chemicals—.8%
400M	Dow Chemical Co., 4.25%, 11/15/2020	446,189
	Consumer Durables—.6%
300M	Stanley Black & Decker, 5.2%, 9/1/2040	348,842
	Energy—10.6%
400M	Canadian Oil Sands, Ltd., 7.75%, 5/15/2019 (a)	510,390
200M	DCP Midstream, LLC, 9.75%, 3/15/2019 (a)	264,890
500M	Enbridge Energy Partners, LP, 4.2%, 9/15/2021	538,437
400M	Kinder Morgan Energy Partners, LP, 3.45%, 2/15/2023	412,820
429M	Maritime & Northeast Pipeline, LLC, 7.5%, 5/31/2014 (a)	451,330
400M	Nabors Industries, Inc., 6.15%, 2/15/2018	470,942
400M	ONEOK Partners, LP, 3.375%, 10/1/2022	408,462
500M	Petrobras International Finance Co., 5.375%, 1/27/2021	565,410
400M	Reliance Holdings USA, Inc., 4.5%, 10/19/2020 (a)	419,514
400M	Spectra Energy Capital, LLC, 6.2%, 4/15/2018	487,611
489M	Suncor Energy, Inc., 6.85%, 6/1/2039	677,981
300M	Valero Energy Corp., 9.375%, 3/15/2019	413,160
400M	Weatherford International, Inc., 6.35%, 6/15/2017	458,278
		6,079,225
	Financial Services—12.9%
250M	Aflac, Inc., 8.5%, 5/15/2019	340,927
600M	American Express Co., 7%, 3/19/2018	758,916
600M	American International Group, Inc., 4.875%, 9/15/2016	671,663
400M	Berkshire Hathaway, Inc., 3.4%, 1/31/2022	431,728
400M	BlackRock, Inc., 5%, 12/10/2019	479,329
350M	CoBank, ACB, 7.875%, 4/16/2018 (a)	445,201
200M	Compass Bank, 6.4%, 10/1/2017	215,515

64

Principal
Amount	Security	Value
	Financial Services (continued)
$500M	ERAC USA Finance Co., 4.5%, 8/16/2021 (a)	$ 545,815
600M	Ford Motor Credit Co., LLC, 5%, 5/15/2018	663,562
	General Electric Capital Corp.:
400M	5.625%, 9/15/2017	472,386
300M	5.5%, 1/8/2020	355,641
400M	Glencore Funding, LLC, 6%, 4/15/2014 (a)	422,594
400M	Harley-Davidson Funding Corp., 5.75%, 12/15/2014 (a)	437,038
400M	Liberty Mutual Group, Inc., 4.95%, 5/1/2022 (a)	436,776
400M	Protective Life Corp., 7.375%, 10/15/2019	486,880
200M	Prudential Financial, Inc., 6%, 12/1/2017	240,238
		7,404,209
	Financials—18.4%
	Bank of America Corp.:
200M	5.65%, 5/1/2018	232,961
200M	5%, 5/13/2021	228,727
100M	5.875%, 2/7/2042	125,242
600M	Barclays Bank, PLC, 5.125%, 1/8/2020	684,382
300M	Bear Stearns Cos., Inc., 7.25%, 2/1/2018	376,325
	Citigroup, Inc.:
450M	6.375%, 8/12/2014	486,481
800M	6.125%, 11/21/2017	953,152
200M	4.5%, 1/14/2022	223,560
400M	Fifth Third Bancorp, 3.5%, 3/15/2022	420,049
	Goldman Sachs Group, Inc.:
600M	6.15%, 4/1/2018	705,666
200M	5.75%, 1/24/2022	236,871
400M	6.75%, 10/1/2037	454,775
	JPMorgan Chase & Co.:
600M	6%, 1/15/2018	719,110
200M	4.5%, 1/24/2022	226,674
	Merrill Lynch & Co., Inc.:
400M	5%, 1/15/2015	427,529
400M	6.4%, 8/28/2017	470,224
	Morgan Stanley:
600M	5.95%, 12/28/2017	680,184
500M	6.625%, 4/1/2018	589,954
600M	SunTrust Banks, Inc., 6%, 9/11/2017	709,713
600M	UBS AG, 4.875%, 8/4/2020	698,308

65

Portfolio of Investments (continued)
INVESTMENT GRADE FUND
December 31, 2012

Principal
Amount	Security	Value
	Financials (continued)
	Wells Fargo & Co.:
$400M	5.625%, 12/11/2017	$ 477,607
200M	4.6%, 4/1/2021	230,449
200M	3.5%, 3/8/2022	213,751
		10,571,694
	Food/Beverage/Tobacco—8.1%
500M	Altria Group, Inc., 9.7%, 11/10/2018	700,799
500M	Anheuser-Busch InBev Worldwide, Inc., 5.375%, 1/15/2020	609,432
300M	Bottling Group, LLC, 5.125%, 1/15/2019	354,697
300M	Bunge Ltd. Finance Corp., 3.2%, 6/15/2017	313,415
400M	Corn Products International, Inc., 4.625%, 11/1/2020	447,372
400M	Dr. Pepper Snapple Group, Inc., 6.82%, 5/1/2018	504,558
400M	Lorillard Tobacco Co., 6.875%, 5/1/2020	488,274
300M	Mead Johnson Nutrition Co., 4.9%, 11/1/2019	342,882
400M	Philip Morris International, Inc., 5.65%, 5/16/2018	485,530
400M	SABMiller Holdings, Inc., 3.75%, 1/15/2022 (a)	432,765
		4,679,724
	Forest Products/Container—.7%
300M	International Paper Co., 9.375%, 5/15/2019	409,634
	Gaming/Leisure—.7%
400M	Marriott International, Inc., 3.25%, 9/15/2022	400,946
	Health Care—3.8%
	Aristotle Holding, Inc.:
300M	4.75%, 11/15/2021 (a)	341,073
150M	3.9%, 2/15/2022 (a)	162,050
400M	Biogen IDEC, Inc., 6.875%, 3/1/2018	496,021
400M	Laboratory Corp. of America Holdings, 3.75%, 8/23/2022	425,029
400M	Mylan, Inc., 3.125%, 1/15/2023 (a)	397,398
200M	Novartis Securities Investments, Ltd., 5.125%, 2/10/2019	239,355
100M	Roche Holdings, Inc., 6%, 3/1/2019 (a)	124,645
		2,185,571
	Information Technology—5.3%
400M	Corning, Inc., 4.75%, 3/15/2042	422,934
400M	Dell, Inc., 5.875%, 6/15/2019	461,880
400M	Harris Corp., 4.4%, 12/15/2020	433,423
500M	Motorola Solutions, Inc., 6%, 11/15/2017	587,698

66

Principal
Amount	Security	Value
	Information Technology (continued)
$400M	Pitney Bowes, Inc., 5.75%, 9/15/2017	$ 428,086
400M	Symantec Corp., 3.95%, 6/15/2022	406,775
300M	Western Union Co., 6.2%, 11/17/2036	304,515
		3,045,311
	Manufacturing—4.2%
380M	CRH America, Inc., 8.125%, 7/15/2018	459,396
300M	General Electric Co., 5.25%, 12/6/2017	354,136
400M	Ingersoll-Rand Global Holdings Co., Ltd., 6.875%, 8/15/2018	489,021
300M	Johnson Controls, Inc., 5%, 3/30/2020	341,480
300M	Tyco Electronics Group SA, 6.55%, 10/1/2017	360,109
400M	Tyco Flow Control International, Ltd., 3.15%, 9/15/2022 (a)	400,622
		2,404,764
	Media-Broadcasting—3.2%
400M	British Sky Broadcasting Group, PLC, 9.5%, 11/15/2018 (a)	557,433
400M	Comcast Corp., 6.55%, 7/1/2039	527,000
300M	DirecTV Holdings, LLC, 3.8%, 3/15/2022	310,096
300M	Time Warner Entertainment Co., LP, 8.375%, 3/15/2023	424,807
		1,819,336
	Media-Diversified—1.4%
	McGraw-Hill Cos., Inc.:
200M	5.9%, 11/15/2017	232,557
200M	6.55%, 11/15/2037	230,079
300M	Vivendi SA, 6.625%, 4/4/2018 (a)	353,092
		815,728
	Metals/Mining—4.9%
500M	Alcoa, Inc., 6.15%, 8/15/2020	546,909
400M	ArcelorMittal, 6.125%, 6/1/2018	405,862
400M	Newmont Mining Corp., 5.125%, 10/1/2019	461,801
500M	Rio Tinto Finance USA, Ltd., 3.75%, 9/20/2021	535,647
400M	Vale Overseas, Ltd., 5.625%, 9/15/2019	456,803
400M	Xstrata Canada Financial Corp., 4.95%, 11/15/2021 (a)	430,401
		2,837,423
	Real Estate Investment Trusts—5.9%
500M	Boston Properties, LP, 5.875%, 10/15/2019	597,057
500M	Digital Realty Trust, LP, 5.25%, 3/15/2021	554,319
500M	HCP, Inc., 5.375%, 2/1/2021	570,326

67

Portfolio of Investments (continued)
INVESTMENT GRADE FUND
December 31, 2012

Principal
Amount	Security	Value
	Real Estate Investment Trusts (continued)
$400M	ProLogis, LP, 6.625%, 5/15/2018	$ 483,690
300M	Realty Income Corp., 3.25%, 10/15/2022	294,284
400M	Simon Property Group, LP, 5.75%, 12/1/2015	450,860
400M	Ventas Realty, LP, 4.75%, 6/1/2021	438,177
		3,388,713
	Retail-General Merchandise—1.9%
500M	GAP, Inc., 5.95%, 4/12/2021	572,969
400M	Home Depot, Inc., 5.875%, 12/16/2036	527,563
		1,100,532
	Telecommunications—3.0%
300M	BellSouth Corp., 6.55%, 6/15/2034	360,791
105M	BellSouth Telecommunications, 6.375%, 6/1/2028	126,069
300M	Deutsche Telekom International Finance BV, 4.875%, 3/6/2042 (a)	321,526
309M	GTE Corp., 6.84%, 4/15/2018	387,302
400M	Verizon New York, Inc., 7.375%, 4/1/2032	531,504
		1,727,192
	Transportation—2.1%
300M	Con-way, Inc., 7.25%, 1/15/2018	347,884
400M	GATX Corp., 4.75%, 6/15/2022	420,160
400M	Penske Truck Leasing Co., LP, 4.875%, 7/11/2022 (a)	413,985
		1,182,029
	Utilities—4.9%
400M	Arizona Public Service Co., 4.5%, 4/1/2042	427,164
300M	E.ON International Finance BV, 5.8%, 4/30/2018 (a)	364,879
300M	Electricite de France SA, 6.5%, 1/26/2019 (a)	367,727
400M	Exelon Generation Co., LLC, 5.2%, 10/1/2019	454,110
	Great River Energy Co.:
113M	5.829%, 7/1/2017 (a)	120,000
298M	4.478%, 7/1/2030 (a)	328,826
400M	Ohio Power Co., 5.375%, 10/1/2021	485,572
200M	Sempra Energy, 9.8%, 2/15/2019	280,371
		2,828,649

68

Principal
Amount	Security		Value
	Waste Management—.5%
$265M	Republic Services, Inc., 3.8%, 5/15/2018		$ 291,693
Total Value of Corporate Bonds (cost $50,111,490)		96.7%	55,573,741
Other Assets, Less Liabilities		3.3	1,891,043
Net Assets		100.0%	$57,464,784

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933 (see Note 5).

Accounting Standards Codification (“ASC”) 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Corporate Bonds*	$—	$55,573,741	$—	$55,573,741

* The Portfolio of Investments provides information on the industry categorization.

There were no transfers into or from Level 1 and Level 2 by the Fund during the year ended December 31, 2012. Transfers, if any, between Levels are recognized at the end of the reporting year.

See notes to financial statements	69

Portfolio Managers’ Letter
OPPORTUNITY FUND

Dear Investor:

This is the annual report for the First Investors Life Opportunity Fund for the year ended December 31, 2012. The Fund commenced operations on December 17, 2012. During the short period December 17, 2012 to December 31, 2012, the Fund’s return on a net asset value basis was 0.60%.

The Fund seeks long-term capital growth and invests primarily in mid- and small-size companies that we believe offer strong growth opportunities. The Fund uses a “bottom-up” approach to selecting investments and uses fundamental research to find companies that have one or more of the following: a strong balance sheet, experienced management, above-average earnings growth potential, and stocks that are attractively priced. The Fund attempts to stay broadly diversified, but it may emphasize certain industry sectors based upon economic and market conditions.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

70

Fund Expenses (unaudited)
OPPORTUNITY FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 2 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(12/17/12)	(12/31/12)	(12/17/12–12/31/12)
Expense Examples
Actual	$1,000.00	$1,006.00	$6.92*
Hypothetical
(5% annual return before expenses)	$1,000.00	$940.48	$82.14**

*	Actual expenses only reflect the period from the commencement of operations to the end of the period covered (December 17, 2012 to December 31, 2012). Therefore, expenses shown are lower than would be expected for a six-month period. Actual expenses for the six-month period will be reflected in future reports. Expenses are equal to the annualized expense ratio of 16.84% multiplied by the average account value over the period, multiplied by 15/366 (to reflect the inception period).
Expenses paid during the period are net of expenses waived and/or assumed.

**	Expenses are equal to the annualized expense ratio of 16.84% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived and/or assumed.

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2012, and are based on the total value of investments.

71

Portfolio of Investments
OPPORTUNITY FUND
December 31, 2012

Shares		Security	Value
		COMMON STOCKS—98.1%
		Consumer Discretionary—17.2%
400		Allison Transmission Holdings, Inc.	$ 8,168
150	*	BorgWarner, Inc.	10,743
150		Coach, Inc.	8,327
700		Dana Holding Corporation	10,927
350	*	Del Frisco’s Restaurant Group, Inc.	5,456
400	*	Delphi Automotive, PLC	15,300
300	*	Dreamworks Animation SKG, Inc. – Class “A”	4,971
350		GNC Holdings, Inc. – Class “A”	11,648
300		Limited Brands, Inc.	14,118
500		Newell Rubbermaid, Inc.	11,135
100		Nordstrom, Inc.	5,350
400	*	Orient-Express Hotels, Ltd. – Class “A”	4,676
550		Pier 1 Imports, Inc.	11,000
50		Ralph Lauren Corporation	7,496
1,000		Stewart Enterprises, Inc. – Class “A”	7,640
100	*	Tempur-Pedic International, Inc.	3,149
50		Tiffany & Company	2,867
250	*	TRW Automotive Holdings Corporation	13,403
150		Tupperware Brands Corporation	9,615
200		Wyndham Worldwide Corporation	10,642
			176,631
		Consumer Staples—4.4%
250		Avon Products, Inc.	3,590
100		McCormick & Company, Inc.	6,353
350		Nu Skin Enterprises, Inc. – Class “A”	12,967
1,000	*	Prestige Brands Holdings, Inc.	20,030
100		Tootsie Roll Industries, Inc.	2,592
			45,532
		Energy—7.6%
50	*	Dril-Quip, Inc.	3,652
250		Ensco, PLC – Class “A”	14,820
100		EOG Resources, Inc.	12,079
150		EQT Corporation	8,847
100		Hess Corporation	5,296
250		National Oilwell Varco, Inc.	17,087

72

Shares		Security	Value
		Energy (continued)
200	*	Plains Exploration & Production Company	$ 9,388
400		Talisman Energy, Inc.	4,532
200	*	Weatherford International, Ltd.	2,238
			77,939
		Financials—13.2%
100		Ameriprise Financial, Inc.	6,263
300		Berkshire Hills Bancorp, Inc.	7,158
450		Brookline Bancorp, Inc.	3,825
200		City National Corporation	9,904
300		Discover Financial Services	11,565
250		Douglas Emmett, Inc. (REIT)	5,825
50		Federal Realty Investment Trust (REIT)	5,201
150		Financial Select Sector SPDR Fund (ETF)	2,460
400		FirstMerit Corporation	5,676
100		IBERIABANK Corporation	4,912
250		Invesco, Ltd.	6,523
150		M&T Bank Corporation	14,770
400		NASDAQ OMX Group, Inc.	10,004
250		New York Community Bancorp, Inc.	3,275
200		Oritani Financial Corporation	3,064
600		Protective Life Corporation	17,148
150		SPDR S&P Regional Banking (ETF)	4,195
100		Tompkins Financial Corporation	3,964
300		Waddell & Reed Financial, Inc. – Class “A”	10,446
			136,178
		Health Care—8.6%
150		DENTSPLY International, Inc.	5,941
150	*	Gilead Sciences, Inc.	11,017
150		McKesson Corporation	14,544
50		Perrigo Company	5,202
150	*	Sirona Dental Systems, Inc.	9,669
200		Thermo Fisher Scientific, Inc.	12,756
650		Warner Chilcott, PLC – Class “A”	7,826
250	*	Watson Pharmaceuticals, Inc.	21,500
			88,455

73

Portfolio of Investments (continued)
OPPORTUNITY FUND
December 31, 2012

Shares		Security	Value
		Industrials—23.2%
150		A.O. Smith Corporation	$ 9,461
400		Altra Holdings, Inc.	8,820
200		Armstrong World Industries, Inc.	10,146
200		Chicago Bridge & Iron Company NV – NY Shares	9,270
100		Dun & Bradstreet Corporation	7,865
200	*	EnerSys, Inc.	7,526
200	*	Esterline Technologies Corporation	12,722
100		Gardner Denver, Inc.	6,850
300		Generac Holdings, Inc.	10,293
300		IDEX Corporation	13,959
500		ITT Corporation	11,730
150		J.B. Hunt Transport Services, Inc.	8,956
300	*	Mobile Mini, Inc.	6,249
250		Pentair, Ltd.	12,288
100		Regal-Beloit Corporation	7,047
100		Roper Industries, Inc.	11,148
150		Snap-on, Inc.	11,849
550		TAL International Group, Inc.	20,009
350		Textainer Group Holdings, Ltd.	11,011
150		Timken Company	7,175
350		Triumph Group, Inc.	22,855
250	*	United Rentals, Inc.	11,380
			238,609
		Information Technology—11.8%
700	*	Arris Group, Inc.	10,458
250	*	ATMI, Inc.	5,220
350		Avago Technologies, Ltd.	11,081
150	*	CACI International, Inc. – Class “A”	8,254
100	*	Fiserv, Inc.	7,903
350		Intersil Corporation – Class “A”	2,901
150		Intuit, Inc.	8,925
450	*	NeuStar, Inc. – Class “A”	18,869
900		NVIDIA Corporation	11,061
450	*	Symantec Corporation	8,465
450		TE Connectivity, Ltd.	16,704
400		Technology Select Sector SPDR Fund (ETF)	11,580
			121,421

74

Shares	Security		Value
	Materials—7.8%
150	Agrium, Inc.		$ 14,986
100	Cabot Corporation		3,979
150	Cytec Industries, Inc.		10,324
150	Freeport-McMoRan Copper & Gold, Inc.		5,130
360	International Paper Company		14,342
150	Kronos Worldwide, Inc.		2,925
100	Praxair, Inc.		10,945
150	Rock-Tenn Company – Class “A”		10,487
100	Sigma-Aldrich Corporation		7,358
			80,476
	Telecommunication Services—.6%
450	NTELOS Holdings Corporation		5,900
	Utilities—3.7%
200	AGL Resources, Inc.		7,994
200	Portland General Electric Company		5,472
250	SCANA Corporation		11,410
350	Wisconsin Energy Corporation		12,898
			37,774
Total Value of Common Stocks (cost $998,009)		98.1%	1,008,915
Other Assets, Less Liabilities		1.9	20,031
Net Assets		100.0%	$1,028,946

*	Non-income producing

Summary of Abbreviations:
	ETF	Exchange Traded Fund
	REIT	Real Estate Investment Trust

75

Portfolio of Investments (continued)
OPPORTUNITY FUND
December 31, 2012

Accounting Standards Codification (“ASC”) 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Common Stocks*	$1,008,915	$—	$—	$1,008,915

* The Portfolio of Investments provides information on the industry categorization.

There were no transfers into or from Level 1 and Level 2 by the Fund during the year ended December 31, 2012. Transfers, if any, between Levels are recognized at the end of the reporting year.

76	See notes to financial statements

Portfolio Manager’s Letter
SELECT GROWTH FUND

Dear Investor:

This is the annual report for the First Investors Life Select Growth Fund for the year ended December 31, 2012. During the period, the Fund’s return on a net asset value basis was 13.30%, including dividends of 0.5 cents per share.

The Fund’s performance during the first quarter of 2012 continued to build on the strong performance seen during 2011. The market gained almost 15% and the Fund outperformed the benchmark by a small margin. However, as the year progressed, investors became increasingly fearful that Europe would be unable to solve its problems and that the U.S. economy was slowing down. This led to a significant correction in April and May. The upward trajectory resumed in June and carried on through the end of the fiscal year. During this correction and recovery, investors favored the perceived safety of larger companies and companies that paid dividends. The Fund’s exposure to these attributes was relatively low and thus the Fund underperformed during the balance of the year.

From a sector perspective, the consumer staples and materials sectors generated most of the positive performance. In the consumer staples sector, positions in Whole Foods Market and Ingredion produced significant positive performance, as investors recognized the growth these companies were experiencing. The stocks returned 35% and 25%, respectively, for the Fund. In the materials sector, the Fund benefited from owning fertilizer manufacturer CF Industries, as the stock gained 41% during the year.

On the negative side, the information technology and industrials sectors proved challenging during the year. In information technology, Check Point Software Technologies and Global Payments were detrimental to performance, as both stocks posted negative returns for the Fund. Check Point Software Technologies, a manufacturer of network security software and hardware, provided a more cautious outlook, as customers traded down to lower-priced solutions, causing the shares to decline 21%. Global Payments, a provider of electronic payment processing services, saw its stock drop after announcing a security breach involving 1.5 million credit card numbers. Shares of the company had reached a new high, but return for the holding period dropped to a negative 9% following the bad news.

In the industrials sector, positions in Ryder System and Rockwell Automation contributed to underperformance. Both companies are sensitive to economic growth and the negative sentiment took a toll on expectations. Ryder System shares declined 34% during the holding period and Rockwell Automation shares slid 11%.

77

Portfolio Manager’s Letter (continued)
SELECT GROWTH FUND

We are pleased that the market continued to recognize the strong business performance of the companies held in the Fund during the year, as the Fund outperformed the market during the first quarter and kept pace during the second half. However, the Fund’s underperformance during the market correction and recovery mid-year caused full-year results to be disappointing. Nevertheless, we are encouraged that investors still favor companies with strong fundamental drivers under normal market conditions. We continue to believe our focus on high-quality companies with strong earnings expectations are the key to generating excess return over the long term.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

78

Fund Expenses (unaudited)
SELECT GROWTH FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 2 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/12)	(12/31/12)	(7/1/12–12/31/12)*
Expense Examples
Actual	$1,000.00	$1,037.92	$4.46
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,020.77	$4.42

*	Expenses are equal to the annualized expense ratio of .87%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2012, and are based on the total value of investments.

79

Cumulative Performance Information (unaudited)
SELECT GROWTH FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series Select Growth Fund and the Russell 3000 Growth Index.

The graph compares a $10,000 investment in the First Investors Life Series Select Growth Fund beginning 12/31/02 with a theoretical investment in the Russell 3000 Growth Index (the “Index”). The Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values (the Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization). It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/12.

The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Frank Russell and Company and all other figures are from First Investors Management Company, Inc.

80

Portfolio of Investments
SELECT GROWTH FUND
December 31, 2012

Shares		Security	Value
		COMMON STOCKS—96.0%
		Consumer Discretionary—12.6%
11,960	*	Bed Bath & Beyond, Inc.	$ 668,684
11,975		Home Depot, Inc.	740,654
11,100		Mattel, Inc.	406,482
13,980		Ross Stores, Inc.	757,017
7,600		Tupperware Brands Corporation	487,160
			3,059,997
		Consumer Staples—14.5%
5,800		Costco Wholesale Corporation	572,866
8,690		Ingredion, Inc.	559,897
6,200		Kimberly-Clark Corporation	523,466
22,500		Kroger Company	585,450
5,400		Philip Morris International, Inc.	451,656
9,350		Whole Foods Market, Inc.	853,935
			3,547,270
		Energy—6.0%
4,850		Chevron Corporation	524,479
4,160		ExxonMobil Corporation	360,048
6,280		Helmerich & Payne, Inc.	351,743
2,980		Occidental Petroleum Corporation	228,298
			1,464,568
		Financials—8.3%
10,550		American Express Company	606,414
18,230		East West Bancorp, Inc.	391,763
6,400		Travelers Companies, Inc.	459,648
18,100		U.S. Bancorp	578,114
			2,035,939
		Health Care—14.6%
7,290		Cooper Companies, Inc.	674,179
5,000		Johnson & Johnson	350,500
6,120		McKesson Corporation	593,395
12,100		Omnicare, Inc.	436,810
16,800		ResMed, Inc.	698,376
9,310	*	Watson Pharmaceuticals, Inc.	800,660
			3,553,920

81

Portfolio of Investments (continued)
SELECT GROWTH FUND
December 31, 2012

Shares		Security		Value
		Industrials—8.8%
9,400	*	Alaska Air Group, Inc.		$ 405,046
17,620		AMETEK, Inc.		661,983
14,300		Robert Half International, Inc.		455,026
7,100		Wabtec Corporation		621,534
				2,143,589
		Information Technology—25.8%
12,167		Accenture, PLC – Class “A”		809,105
1,700		Apple, Inc.		906,151
97,200	*	Brocade Communications Systems, Inc.		518,076
66,200	*	Cadence Design Systems, Inc.		894,362
12,900		IAC/InterActiveCorp		610,170
2,390		International Business Machines Corporation		457,805
9,310		Motorola Solutions, Inc.		518,381
18,490	*	Nuance Communications, Inc.		412,697
17,900		Oracle Corporation		596,428
5,900	*	VMware, Inc. – Class “A”		555,426
				6,278,601
		Materials—3.2%
3,820		CF Industries Holdings, Inc.		776,071
		Utilities—2.2%
27,500		Centerpoint Energy, Inc.		529,375
Total Value of Common Stocks (cost $18,699,138)			96.0%	23,389,330
Other Assets, Less Liabilities			4.0	986,444
Net Assets			100.0%	$24,375,774

*	Non-income producing

82

Accounting Standards Codification (“ASC”) 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Common Stocks*	$23,389,330	$—	$—	$23,389,330

* The Portfolio of Investments provides information on the industry categorization.

There were no transfers into or from Level 1 and Level 2 by the Fund during the year ended December 31, 2012. Transfers, if any, between Levels are recognized at the end of the reporting year.

See notes to financial statements	83

Portfolio Managers’ Letter
SPECIAL SITUATIONS FUND*

Dear Investor:

This is the annual report for the First Investors Life Special Situations Fund for the year ended December 31, 2012. During the period, the Fund’s return on a net asset value basis was 10.01%, including dividends of 20.0 cents per share and capital gains of $3.39 per share.

Fund performance for the year was positive. However, it did not keep up with the broader market in the second half of the year, as stocks rallied in anticipation of another round of quantitative easing by the Federal Reserve (“the Fed”). The Fund, given its focus on strong cash flow and balance sheet metrics, has often underperformed in rallies and in periods of sharp momentum, but has usually managed to outperform over a full market cycle. We believe this will continue to be the case in the future. Our underperformance this year was exacerbated, in part, by poor stock selection on our part, and also by the market’s rotation into more highly leveraged companies, especially in the financials sector, as interest rates fell.

Material’s was the top-performing sector for the reporting period. Westlake Chemical was our top-performing stock in the sector, up 109%. Westlake is an integrated plastics manufacturer, and has prospered as feedstock costs, based on natural gas prices, have dropped. In fact, costs have declined so much for Westlake that it is now exporting product to China. Management has also done an excellent job of expanding capacity in response to these declines in feedstock costs. Chemtura was another top performer for us in the materials sector, up 87%. Chemtura is a broad-based chemical manufacturer that restructured during the financial crisis. We were able to purchase shares at a 25% discount to comparable peers.

Financials, our worst-performing sector, accounted for much of our underperformance over the reporting period, in a reversal of the previous four years. We have consistently managed the financials portion of the Fund with investments that we believed did not have significant credit risk. We also have underweighted banks, precisely because of our concern about credit exposure. This year, however, with interest rates at historic lows and a nascent housing recovery, bank stocks — especially leveraged bank stocks — have rallied strongly. Two poor performers in the portfolio included Knight Capital and First Niagara. Knight Capital had a trading malfunction whose losses cut into the firm’s capital base. First Niagara made a large acquisition at a price the market viewed as unfavorable. We exited both positions.

The stock market has been on a roller-coaster ride over the past year: up sharply in the winter; down sharply in the spring, after lower-than-expected U.S. economic data

84

and worsening economic news from Europe and China; and up again in the summer and fall following another round of stimulus from the Fed. We remain concerned about the slow growth rate in the U.S. and abroad, but we are heartened that the country did not have a protracted battle about the fiscal cliff at the end of the year; and we believe the economy can grow somewhat faster than in 2012, absent another debilitating debt ceiling debate this year.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

* Effective December 17, 2012, the Fund changed its name from the First Investors Life Series Discovery Fund to the First Investors Life Series Special Situations Fund.

85

Fund Expenses (unaudited)
SPECIAL SITUATIONS FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 2 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/12)	(12/31/12)	(7/1/12–12/31/12)*
Expense Examples
Actual	$1,000.00	$1,081.18	$4.24
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,021.07	$4.12

*	Expenses are equal to the annualized expense ratio of .81%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2012, and are based on the total value of investments.

86

Cumulative Performance Information (unaudited)
SPECIAL SITUATIONS FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series Special Situations Fund and the Russell 2000 Index.

The graph compares a $10,000 investment in the First Investors Life Series Special Situations Fund beginning 12/31/02 with a theoretical investment in the Russell 2000 Index (the “Index”). The Index is an unmanaged Index that measures the performance of the small-cap segment of the U.S. equity universe. The Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. The Index includes approximately 2000 of the smallest securities in the Russell 3000 Index based on a combination of their market cap and current index membership. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, it is assumed that all dividend and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/12.

The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Frank Russell and Company and all other figures are from First Investors Management Company, Inc.

87

Portfolio of Investments
SPECIAL SITUATIONS FUND
December 31, 2012

Shares		Security	Value
		COMMON STOCKS—96.1%
		Consumer Discretionary—18.0%
65,425		American Eagle Outfitters, Inc.	$ 1,341,867
194,375		American Greetings Corporation – Class “A”	3,282,994
88,750	*	Deckers Outdoor Corporation	3,573,962
257,375	*	Express, Inc.	3,883,789
46,300		Foot Locker, Inc.	1,487,156
35,875		Hillenbrand, Inc.	811,134
68,550	*	Iconix Brand Group, Inc.	1,530,036
82,150		Men’s Wearhouse, Inc.	2,559,794
31,200		PVH Corporation	3,463,512
213,350		Regal Entertainment Group – Class “A”	2,976,233
20,000	*	Visteon Corporation	1,076,400
157,425	*	WMS Industries, Inc.	2,754,938
			28,741,815
		Consumer Staples—1.1%
16,575		Cal-Maine Foods, Inc.	666,647
90,566	*	Dole Food Company, Inc.	1,038,792
			1,705,439
		Energy—6.7%
70,175	*	Approach Resources, Inc.	1,755,077
89,100	*	Denbury Resources, Inc.	1,443,420
138,962	*	Matrix Service Company	1,598,063
148,850	*	Midstates Petroleum Company, Inc.	1,025,577
292,675	*	PetroQuest Energy, Inc.	1,448,741
83,700	*	Stone Energy Corporation	1,717,524
39,100	*	Whiting Petroleum Corporation	1,695,767
			10,684,169
		Financials—18.1%
7,652	*	Alleghany Corporation	2,566,634
62,200		American Financial Group, Inc.	2,458,144
277,425		Anworth Mortgage Asset Corporation (REIT)	1,603,516
96,350		Aspen Insurance Holdings, Ltd.	3,090,908
350,600		Capitol Federal Financial, Inc.	4,098,514
115,950	*	EZCORP, Inc. – Class “A”	2,302,767
1,700	*	Markel Corporation	736,814
473,500		MFA Financial, Inc. (REIT)	3,840,085
69,450		Mid-America Apartment Communities, Inc. (REIT)	4,496,888

88

Shares		Security	Value
		Financials (continued)
76,925		Montpelier Re Holdings, Ltd.	$ 1,758,506
81,350	*	PHH Corporation	1,850,712
			28,803,488
		Health Care—9.1%
43,325	*	Life Technologies Corporation	2,126,391
83,400	*	Magellan Health Services, Inc.	4,086,600
45,625	*	MEDNAX, Inc.	3,628,100
114,600	*	Myriad Genetics, Inc.	3,122,850
48,350		PerkinElmer, Inc.	1,534,629
			14,498,570
		Industrials—9.2%
66,700		Applied Industrial Technologies, Inc.	2,802,067
64,475		EMCOR Group, Inc.	2,231,480
60,175		GATX Corporation	2,605,578
8,975	*	Greenbrier Companies, Inc.	145,126
41,700		Kennametal, Inc.	1,668,000
15,450		Precision Castparts Corporation	2,926,539
33,700		Ryder System, Inc.	1,682,641
23,550	*	TriMas Corporation	658,458
			14,719,889
		Information Technology—21.3%
113,900	*	Avnet, Inc.	3,486,479
274,450	*	Comverse Technology, Inc.	1,053,888
27,445	*	Comverse, Inc.	783,006
190,950		Convergys Corporation	3,133,489
151,625		Cypress Semiconductor Corporation	1,643,615
92,625	*	Demand Media, Inc.	860,486
371,000	*	Emulex Corporation	2,708,300
41,450		IAC/InterActiveCorp	1,960,585
82,775		j2 Global, Inc.	2,531,259
232,175	*	Kulicke and Soffa Industries, Inc.	2,783,778
152,650	*	Microsemi Corporation	3,211,756
401,825	*	QLogic Corporation	3,909,757
504,760	*	TriQuint Semiconductor, Inc.	2,443,038
332,800	*	Vishay Intertechnology, Inc.	3,537,664
			34,047,100

89

Portfolio of Investments (continued)
SPECIAL SITUATIONS FUND
December 31, 2012

Shares or
Principal
Amount		Security	Value
		Materials—11.4%
55,400	*	Allied Nevada Gold Corporation	$ 1,669,202
47,200		AptarGroup, Inc.	2,252,384
136,600	*	Chemtura Corporation	2,904,116
146,525		Huntsman Corporation	2,329,747
29,800		Innospec, Inc.	1,027,802
114,000		Olin Corporation	2,461,260
40,550		Schnitzer Steel Industries, Inc. – Class “A”	1,229,881
53,275		Sensient Technologies Corporation	1,894,459
31,175		Westlake Chemical Corporation	2,472,177
			18,241,028
		Telecommunication Services—1.2%
199,925	*	Premiere Global Services, Inc.	1,955,267
Total Value of Common Stocks (cost $125,788,122)			153,396,765
		SHORT-TERM U.S. GOVERNMENT AGENCY
		OBLIGATIONS—3.4%
$ 5,000M		Fannie Mae, 0.115%, 2/27/2013	4,999,089
500M		Federal Home Loan Bank, 0.025%, 1/16/2013	499,995
Total Value of Short-Term U.S. Government Agency Obligations (cost $5,499,084)			5,499,084
Total Value of Investments (cost $131,287,206)		99.5%	158,895,849
Other Assets, Less Liabilities		.5	749,348
Net Assets		100.0%	$159,645,197

*	Non-income producing

Summary of Abbreviations:
	REIT	Real Estate Investment Trust

90

Accounting Standards Codification (“ASC”) 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Common Stocks	$153,396,765	$—	$—	$153,396,765
Short-Term U.S. Government
Agency Obligations	—	5,499,084	—	5,499,084
Total Investments in Securities*	$153,396,765	$5,499,084	$—	$158,895,849

* The Portfolio of Investments provides information on the industry categorization for common stocks.

There were no transfers into or from Level 1 and Level 2 by the Fund during the year ended December 31, 2012. Transfers, if any, between Levels are recognized at the end of the reporting year.

See notes to financial statements	91

Portfolio Managers’ Letter
TARGET MATURITY 2015 FUND

Dear Investor:

This is the annual report for the First Investors Life Target Maturity 2015 Fund for the fiscal year ended December 31, 2012. During the period, the Fund’s return on a net asset value basis was 0.84%, including dividends of 65.7 cents per share and capital gains of 16.4 cents per share.

The Fund’s investment objective is to seek a predictable compounded return —consistent with preservation of capital — for the investors who hold the Fund’s shares until maturity. To meet this objective, the Fund is fully invested in high-quality zero coupon bonds that are due to mature on or around the Fund’s maturity date.

The primary factor affecting the performance of the Fund was the movement of three-year U.S. Treasury note interest rates. Because of the Federal Reserve’s commitment to keep short-term interest rates at their current very low levels through at least mid-2015, three-year Treasury rates barely moved over the course of the review period. Consequently, almost all of the Fund’s return was due to the accretion of its zero coupon holdings as they moved closer to maturity in 2015.

The Fund underperformed its benchmark, the Citigroup Treasury/Government Sponsored Index. The Fund’s duration — a measurement of interest rate risk — was less than that of the Index because the Fund is nearing its target maturity date. As a result, the Fund did not benefit from the decline in longer-term interest rates that occurred in 2012.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

* Effective December 3, 2012, Rodwell Chadehumbe became Co-Portfolio Manager of First Investors Life Target Maturity 2015 Fund.

92

Fund Expenses (unaudited)
TARGET MATURITY 2015 FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 2 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/12)	(12/31/12)	(7/1/12–12/31/12)*
Expense Examples
Actual	$1,000.00	$1,003.87	$3.68
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,021.47	$3.71

*	Expenses are equal to the annualized expense ratio of .73%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived.

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2012, and are based on the total value of investments.

93

Cumulative Performance Information (unaudited)
TARGET MATURITY 2015 FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series Target Maturity 2015 Fund and the Citigroup Treasury/Government Sponsored Index.

The graph compares a $10,000 investment in the First Investors Life Series Target Maturity 2015 Fund beginning 12/31/02 with a theoretical investment in the Citigroup Treasury/Government Sponsored Index (the “Index”). The Index is a market capitalization-weighted index that consists of debt issued by the U.S. Treasury and U.S. Government sponsored agencies. Every issue included in the Index is trader-priced, and the Index follows consistent and realistic availability limits, including only those securities with sufficient amounts outstanding. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/12. During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Average Annual Total Returns for One Year, Five Years and Ten Years would have been 0.69%, 5.45% and 5.38%, respectively.

The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Citigroup and all other figures are from First Investors Management Company, Inc.

94

Portfolio of Investments
TARGET MATURITY 2015 FUND
December 31, 2012

Principal		Effective
Amount	Security	Yield	†	Value
	U.S. GOVERNMENT AGENCY ZERO COUPON
	OBLIGATIONS—60.2%
	Agency For International Development – Israel:
$ 698M	9/15/2015	0.57%		$ 687,411
2,234M	11/15/2015	0.59		2,196,643
	Fannie Mae:
243M	8/12/2015	0.78		238,134
600M	9/23/2015	0.78		587,357
3,033M	11/15/2015	0.79		2,964,721
650M	Federal Judiciary Office Building, 2/15/2015	1.09		635,103
	Freddie Mac:
550M	3/15/2015	0.76		540,920
930M	9/15/2015	0.81		909,768
830M	9/15/2015	0.82		811,918
210M	Government Trust Certificate – Turkey Trust, 5/15/2015	1.13		204,463
200M	International Bank for Reconstruction &
	Development, 2/15/2015	0.71		197,033
2,727M	Resolution Funding Corporation, 10/15/2015	0.42		2,695,165
2,000M	Tennessee Valley Authority, 11/1/2015	0.85		1,952,680
Total Value of U.S. Government Agency Zero
Coupon Obligations (cost $12,806,878)				14,621,316
	U.S. GOVERNMENT ZERO COUPON
	OBLIGATIONS—39.4%
9,660M	U.S. Treasury Strips, 11/15/2015 (cost $8,202,492)	0.29		9,579,107
Total Value of Investments (cost $21,009,370)	99.6%			24,200,423
Other Assets, Less Liabilities	.4			98,059
Net Assets	100.0%			$24,298,482

†	The effective yields shown for the zero coupon obligations are the effective yields at
December 31, 2012.

95

Portfolio of Investments (continued)
TARGET MATURITY 2015 FUND
December 31, 2012

Accounting Standards Codification (“ASC”) 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
U.S. Government Agency Zero
Coupon Obligations	$—	$14,621,316	$—	$14,621,316
U.S. Government Zero Coupon
Obligations	—	9,579,107	—	9,579,107
Total Investments in Securities	$—	$24,200,423	$—	$24,200,423

There were no transfers into or from Level 1 and Level 2 by the Fund during the year ended December 31, 2012. Transfers, if any, between Levels are recognized at the end of the reporting year.

96	See notes to financial statements

Portfolio Managers’ Letter
TOTAL RETURN FUND

Dear Investor:

This is the annual report for the First Investors Life Total Return Fund for the year ended December 31, 2012. The Fund commenced operations on December 17, 2012. During the short period December 17, 2012 to December 31, 2012, the Fund’s return on a net asset value basis was –0.70%.

The Fund seeks high, long-term total investment return consistent with moderate investment risk, and allocates its assets among stocks, bonds and money market instruments. While the percentage of assets allocated to each asset class is flexible rather than fixed, the Fund normally invests at least 50% of its net assets in stocks and at least 35% in bonds, cash and money market instruments. At the end of the review period, the Fund was invested as follows: 56% in equities, 35% in bonds, and 9% in cash.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

97

Fund Expenses (unaudited)
TOTAL RETURN FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 2 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(12/17/12)	(12/31/12)	(12/17/12–12/31/12)
Expense Examples
Actual	$1,000.00	$993.00	$6.94*
Hypothetical
(5% annual return before expenses)	$1,000.00	$939.73	$82.84**

*	Actual expenses only reflect the period from the commencement of operations to the end of the period covered (December 17, 2012 to December 31, 2012). Therefore, expenses shown are lower than would be expected for a six-month period. Actual expenses for the six-month period will be reflected in future reports. Expenses are equal to the annualized expense ratio of 16.99% multiplied by the average account value over the period, multiplied by 15/366 (to reflect the inception period).
Expenses paid during the period are net of expenses waived and/or assumed.

**	Expenses are equal to the annualized expense ratio of 16.99% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived and/or assumed.

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2012, and are based on the total value of investments.

98

Portfolio of Investments
TOTAL RETURN FUND
December 31, 2012

Shares		Security	Value
		COMMON STOCKS—55.9%
		Consumer Discretionary—8.4%
150		Allison Transmission Holdings, Inc.	$ 3,063
200		Best Buy Company, Inc.	2,370
50	*	BorgWarner, Inc.	3,581
250		CBS Corporation – Class “B”	9,512
50		Coach, Inc.	2,775
300		Dana Holding Corporation	4,683
100	*	Delphi Automotive, PLC	3,825
200		GNC Holdings, Inc. – Class “A”	6,656
100		Home Depot, Inc.	6,185
150		Limited Brands, Inc.	7,059
100		Lowe’s Companies, Inc.	3,552
50		McDonald’s Corporation	4,410
250		Newell Rubbermaid, Inc.	5,568
200		Pier 1 Imports, Inc.	4,000
300		Staples, Inc.	3,420
300		Stewart Enterprises, Inc – Class “A”	2,292
50	*	TRW Automotive Holdings Corporation	2,681
50		Tupperware Brands Corporation	3,205
100		Walt Disney Company	4,979
100		Wyndham Worldwide Corporation	5,321
			89,137
		Consumer Staples—5.1%
200		Altria Group, Inc.	6,284
150		Avon Products, Inc.	2,154
200		Coca-Cola Company	7,250
150		CVS Caremark Corporation	7,252
150		Nu Skin Enterprises, Inc. – Class “A”	5,558
50		PepsiCo, Inc.	3,422
150		Philip Morris International, Inc.	12,546
50		Procter & Gamble Company	3,395
100		Wal-Mart Stores, Inc.	6,823
			54,684
		Energy—5.2%
50		Anadarko Petroleum Corporation	3,715
100		Chevron Corporation	10,814
100		ConocoPhillips	5,799
50		Ensco, PLC – Class “A”	2,964
100		ExxonMobil Corporation	8,655

99

Portfolio of Investments (continued)
TOTAL RETURN FUND
December 31, 2012

Shares		Security	Value
		Energy (continued)
150		Marathon Oil Corporation	$ 4,599
50		Marathon Petroleum Corporation	3,150
50		National Oilwell Varco, Inc.	3,418
150		Noble Corporation	5,223
50		Phillips 66	2,655
150		Suncor Energy, Inc.	4,947
			55,939
		Financials—5.2%
100		American Express Company	5,748
100		Ameriprise Financial, Inc.	6,263
150		Brookline Bancorp, Inc.	1,275
100		Discover Financial Services	3,855
150		FirstMerit Corporation	2,128
50		Invesco, Ltd.	1,305
200		JPMorgan Chase & Company	8,794
50		M&T Bank Corporation	4,923
50		MetLife, Inc.	1,647
100		New York Community Bancorp, Inc.	1,310
100		PNC Financial Services Group, Inc.	5,831
150	*	Sunstone Hotel Investors, Inc. (REIT)	1,607
150		U.S. Bancorp	4,791
150		Urstadt Biddle Properties, Inc. – Class “A” (REIT)	2,952
100		Wells Fargo & Company	3,418
			55,847
		Health Care—6.7%
150		Abbott Laboratories	9,825
50		Baxter International, Inc.	3,333
50		Covidien, PLC	2,887
100	*	Express Scripts Holding Company	5,400
100	*	Gilead Sciences, Inc.	7,345
150		Johnson & Johnson	10,515
50		McKesson Corporation	4,848
150		Merck & Company, Inc.	6,141
400		Pfizer, Inc.	10,032
100		Thermo Fisher Scientific, Inc.	6,378
50	*	Watson Pharmaceuticals, Inc.	4,300
			71,004

100

Shares		Security	Value
		Industrials—10.4%
100		3M Company	$ 9,285
100		ADT Corporation	4,649
150		Altra Holdings, Inc.	3,307
100		Armstrong World Industries, Inc.	5,073
50		Caterpillar, Inc.	4,479
50		Chicago Bridge & Iron Company NV – NY Shares	2,317
50		Dun & Bradstreet Corporation	3,932
100	*	Esterline Technologies Corporation	6,361
100		Gardner Denver, Inc.	6,850
100		Generac Holdings, Inc.	3,431
200		General Electric Company	4,198
100		Honeywell International, Inc.	6,347
100		IDEX Corporation	4,653
150		ITT Corporation	3,519
100	*	Mobile Mini, Inc.	2,083
100		Pentair, Ltd.	4,915
50		Snap-on, Inc.	3,950
250		TAL International Group, Inc.	9,095
200		Textainer Group Holdings, Ltd.	6,292
50		Triumph Group, Inc.	3,265
150		Tyco International, Ltd.	4,388
100		United Technologies Corporation	8,201
			110,590
		Information Technology—10.3%
25		Apple, Inc.	13,326
300	*	Arris Group, Inc.	4,482
100		Avago Technologies, Ltd.	3,166
300		Cisco Systems, Inc.	5,895
50	*	eBay, Inc.	2,551
300	*	EMC Corporation	7,590
150		Hewlett-Packard Company	2,137
300		Intel Corporation	6,189
100		International Business Machines Corporation	19,155
250		Intersil Corporation – Class “A”	2,072
400		Microsoft Corporation	10,692
100	*	NeuStar, Inc. – Class “A”	4,193
150		Oracle Corporation	4,998
100	*	Parametric Technology Corporation	2,251
150		QUALCOMM, Inc.	9,303

101

Portfolio of Investments (continued)
TOTAL RETURN FUND
December 31, 2012

Shares		Security	Value
		Information Technology (continued)
200	*	Symantec Corporation	$ 3,762
100		TE Connectivity, Ltd.	3,712
250	*	Yahoo!, Inc.	4,975
			110,449
		Materials—3.2%
100		Celanese Corporation – Series “A”	4,453
100		Cytec Industries, Inc.	6,883
150		Freeport-McMoRan Copper & Gold, Inc.	5,130
200		International Paper Company	7,968
100		Lyondellbasell Industries NV – Class “A”	5,709
50		Rock-Tenn Company – Class “A”	3,496
			33,639
		Telecommunication Services—1.4%
200		AT&T, Inc.	6,742
200		Verizon Communications, Inc.	8,654
			15,396
Total Value of Common Stocks (cost $597,072)			596,685
		EXCHANGE TRADED FUNDS—35.4%
		Bond Fund
		Financials
4,500		Vanguard Total Bond Market ETF (cost $378,153)	378,135
Total Value of Investments (cost $975,225)		91.3%	974,820
Other Assets, Less Liabilities		8.7	92,548
Net Assets		100.0%	$1,067,368

*	Non-income producing

Summary of Abbreviations:
	ETF	Exchange Traded Fund
	REIT	Real Estate Investment Trust

102

Accounting Standards Codification (“ASC”) 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Common Stocks	$596,685	$—	$—	$596,685
Exchange Traded Funds	378,135	—	—	378,135
Total Investments in Securities*	$974,820	$—	$—	$974,820

* The Portfolio of Investments provides information on the industry categorization for common stocks and exchange traded funds.

There were no transfers into or from Level 1 and Level 2 by the Fund during the year ended December 31, 2012. Transfers, if any, between Levels are recognized at the end of the reporting year.

See notes to financial statements	103

Statements of Assets and Liabilities
FIRST INVESTORS LIFE SERIES FUNDS
December 31, 2012

	CASH	EQUITY	FUND FOR		GROWTH &
	MANAGEMENT	INCOME	INCOME	GOVERNMENT	INCOME	INTERNATIONAL
Assets
Investments in securities:
At identified cost	$11,973,336	$61,405,686	$77,047,945	$30,314,141	$260,010,150	$85,446,914

At value (Note 1A)	$11,973,336	$73,416,871	$80,541,514	$31,287,755	$356,458,340	$120,488,941
Cash	359,293	1,285,129	2,656,065	1,725,488	1,235,903	1,256,079
Receivables:
Investment securities sold	—	1,052,834	2,297	—	—	—
Interest and dividends	826	106,480	1,226,504	131,507	305,958	117,027
Trust shares sold	66,820	199,841	90,690	94,469	180,246	122,102
Other assets	578	4,268	4,625	1,784	19,639	6,932

Total Assets	12,400,853	76,065,423	84,521,695	33,241,003	358,200,086	121,991,081

Liabilities
Payables:
Investment securities purchased	—	1,609,431	—	1,051,396	634,328	26,099
Trust shares redeemed	864,558	16,946	52,878	13,680	75,681	34,528
Accrued advisory fees	—	46,990	53,315	16,201	222,889	77,434
Accrued expenses	11,721	31,586	21,487	14,260	30,687	67,609

Total Liabilities	876,279	1,704,953	127,680	1,095,537	963,585	205,670

Net Assets	$11,524,574	$74,360,470	$84,394,015	$32,145,466	$357,236,501	$121,785,411

Net Assets Consist of:
Capital paid in	$11,524,574	$61,896,599	$98,301,226	$30,819,890	$274,374,443	$105,960,063
Undistributed net investment income	—	1,722,322	4,812,094	821,463	6,511,086	1,658,461
Accumulated net realized loss on investments	—	(1,269,636)	(22,212,874)	(469,501)	(20,097,218)	(20,875,816)
Net unrealized appreciation in value of investments	—	12,011,185	3,493,569	973,614	96,448,190	35,042,703

Total	$11,524,574	$74,360,470	$84,394,015	$32,145,466	$357,236,501	$121,785,411

Shares of beneficial interest outstanding (Note 2)	11,524,574	4,546,455	12,385,086	3,084,493	10,800,796	6,222,044

Net asset value, offering and redemption price per share —
(Net assets divided by shares outstanding)	$1.00	$16.36	$6.81	$10.42	$33.08	$19.57

104	See notes to financial statements	105

Statements of Assets and Liabilities
FIRST INVESTORS LIFE SERIES FUNDS
December 31, 2012

	INVESTMENT		SELECT	SPECIAL	TARGET	TOTAL
	GRADE	OPPORTUNITY	GROWTH	SITUATIONS	MATURITY 2015	RETURN
Assets
Investments in securities:
At identified cost	$50,111,490	$998,009	$18,699,138	$131,287,206	$21,009,370	$975,225

At value (Note 1A)	$55,573,741	$1,008,915	$23,389,330	$158,895,849	$24,200,423	$974,820

Cash	1,251,039	24,856	960,323	553,115	112,799	403,330
Receivables:
Investment securities sold	—	—	—	162,201	—	—
Interest and dividends	662,558	469	18,611	171,386	—	297
Trust shares sold	159,976	1,281	55,899	102,222	37,318	73,647
Other assets	2,828	—	795	8,610	1,796	—

Total Assets	57,650,142	1,035,521	24,424,958	159,893,383	24,352,336	1,452,094

Liabilities
Payables:
Investment securities purchased	116,861	—	—	65,899	—	378,153
Trust shares redeemed	24,257	—	20,397	58,638	27,383	—
Accrued advisory fees	28,938	292	15,399	100,090	12,343	290
Accrued expenses	15,302	6,283	13,388	23,559	14,128	6,283

Total Liabilities	185,358	6,575	49,184	248,186	53,854	384,726

Net Assets	$57,464,784	$1,028,946	$24,375,774	$159,645,197	$24,298,482	$1,067,368

Net Assets Consist of:
Capital paid in	$53,328,995	$1,018,040	$22,400,138	$123,125,108	$19,772,667	$1,068,941
Undistributed net investment income	1,742,316	—	134,082	1,691,846	1,016,088	—
Accumulated net realized gain (loss) on investments
and foreign currency transactions	(3,068,778)	—	(2,848,638)	7,219,600	318,674	(1,168)
Net unrealized appreciation (depreciation) in value of
investments and foreign currency transactions	5,462,251	10,906	4,690,192	27,608,643	3,191,053	(405)

Total	$57,464,784	$1,028,946	$24,375,774	$159,645,197	$24,298,482	$1,067,368

Shares of beneficial interest outstanding (Note 2)	4,966,895	102,305	2,543,826	5,056,994	1,559,230	107,514

Net asset value, offering and redemption price per share —
(Net assets divided by shares outstanding)	$11.57	$10.06	$9.58	$31.57	$15.58	$9.93

106	See notes to financial statements	107

Statements of Operations
FIRST INVESTORS LIFE SERIES FUNDS
Year Ended December 31, 2012

	CASH	EQUITY		FUND FOR		GROWTH &
	MANAGEMENT	INCOME		INCOME	GOVERNMENT	INCOME		INTERNATIONAL
Investment Income
Income:
Interest	$12,774	$1,357		$5,552,756	$857,200	$399		$137
Dividends	—	2,350,630	(a)	—	—	9,286,332	(b)	2,827,820 (c)

Total income	12,774	2,351,987		5,552,756	857,200	9,286,731		2,827,957

Expenses (Notes 1 and 4):
Advisory fees	78,986	545,435		596,116	225,707	2,586,621		860,265
Professional fees	12,196	44,972		21,130	12,929	72,148		26,548
Custodian fees and expenses	4,003	6,969		14,663	9,610	16,992		126,806
Reports and notices to shareholders	3,550	10,500		12,150	4,825	37,008		14,500
Registration fees	1,350	1,301		1,406	1,300	1,349		1,301
Trustees’ fees	576	3,865		4,208	1,596	18,860		6,075
Other expenses	4,307	16,954		48,531	14,202	44,294		41,740

Total expenses	104,968	629,996		698,204	270,169	2,777,272		1,077,235
Less: Expenses waived and/or assumed	(91,996)	—		—	(45,141)	—		—
Expenses paid indirectly	(198)	(362)		(323)	(122)	(1,735)		(571)

Net expenses	12,774	629,634		697,881	224,906	2,775,537		1,076,664

Net investment income	—	1,722,353		4,854,875	632,294	6,511,194		1,751,293

Realized and Unrealized Gain (Loss) on Investments
and Foreign Currency Transactions (Note 3):
Net realized gain (loss) on:
Investments	—	2,596,405		1,987,179	128,376	12,684,018		11,133,896
Foreign currency transactions	—	—		—	—	—		(93,095)

Net realized gain on investments and
foreign currency transactions	—	2,596,405		1,987,179	128,376	12,684,018		11,040,801
Net unrealized appreciation (depreciation) of
Investments	—	3,298,775		3,252,443	(169,676)	35,740,929		8,782,115
Foreign currency transactions	—	—		—	—	—		3,032
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	—	3,298,775		3,252,443	(169,676)	35,740,929		8,785,147
Net gain (loss) on investments and foreign
currency transactions	—	5,895,180		5,239,622	(41,300)	48,424,947		19,825,948
Net Increase in Net Assets Resulting
from Operations	$—	$7,617,533		$10,094,497	$590,994	$54,936,141		$21,577,241

(a) Net of $16,662 foreign taxes withheld
(b) Net of $40,703 foreign taxes withheld
(c) Net of $232,993 foreign taxes withheld

108	See notes to financial statements	109

Statements of Operations
FIRST INVESTORS LIFE SERIES FUNDS
Year Ended December 31, 2012

	INVESTMENT			SELECT	SPECIAL	TARGET	TOTAL
	GRADE	OPPORTUNITY*		GROWTH	SITUATIONS	MATURITY 2015	RETURN*
Investment Income
Income:
Interest	$2,307,175	$—		$—	$5,489	$1,200,486	$58
Dividends	—	1,394	(d)	327,087	2,967,555	—	775

Total income	2,307,175	1,394		327,087	2,973,044	1,200,486	833

Expenses (Notes 1 and 4):
Advisory fees	390,313	292		165,687	1,186,963	190,580	290
Professional fees	15,582	5,210		11,656	32,579	12,989	5,210
Custodian fees and expenses	8,657	467		2,562	7,911	3,453	467
Reports and notices to shareholders	7,900	23		4,100	19,899	4,400	23
Registration fees	1,301	47		1,196	1,456	1,196	47
Trustees’ fees	2,744	—		1,152	8,418	1,368	—
Other expenses	17,433	536		6,751	24,729	8,616	536

Total expenses	443,930	6,575		193,104	1,281,955	222,602	6,573
Less: Expenses waived	(78,062)	—		—	—	(38,116)	—
Expenses paid indirectly	(212)	—		(110)	(787)	(103)	—

Net expenses	365,656	6,575		192,994	1,281,168	184,383	6,573

Net investment income (loss)	1,941,519	(5,181)		134,093	1,691,876	1,016,103	(5,740)

Realized and Unrealized Gain (Loss) on Investments
(Note 3):
Net realized gain (loss) on investments	1,033,660	—		416,200	7,699,139	332,440	(507)

Net unrealized appreciation (depreciation) of investments	2,457,373	10,906		1,945,866	5,480,027	(1,133,929)	(405)

Net gain (loss) on investments	3,491,033	10,906		2,362,066	13,179,166	(801,489)	(912)

Net Increase (Decrease) in Net Assets Resulting
from Operations	$5,432,552	$5,725		$2,496,159	$14,871,042	$214,614	$(6,652)

* From December 17, 2012 (commencement of operations) to December 31, 2012.
(d) Net of $13 foreign taxes withheld

110	See notes to financial statements	111

Statements of Changes in Net Assets
FIRST INVESTORS LIFE SERIES FUNDS

	CASH MANAGEMENT		EQUITY INCOME		FUND FOR INCOME		GOVERNMENT
Year Ended December 31	2012	2011	2012	2011	2012	2011	2012	2011
Increase (Decrease) in Net Assets From Operations
Net investment income	$—	$—	$1,722,353	$1,353,420	$4,854,875	$4,849,380	$632,294	$742,203
Net realized gain on investments	—	—	2,596,405	1,526,763	1,987,179	1,754,843	128,376	187,200
Net unrealized appreciation (depreciation)
of investments	—	—	3,298,775	(1,786,349)	3,252,443	(2,638,654)	(169,676)	523,119

Net increase in net assets resulting
from operations	—	—	7,617,533	1,093,834	10,094,497	3,965,569	590,994	1,452,522

Dividends to Shareholders
Net investment income	—	—	(1,353,452)	(1,450,240)	(5,098,995)	(5,160,095)	(863,206)	(941,760)

Trust Share Transactions *
Proceeds from shares sold	22,717,335	19,090,967	4,046,518	3,050,864	5,820,019	4,622,171	5,659,459	3,093,518
Reinvestment of dividends	—	—	1,353,452	1,450,240	5,098,995	5,160,095	863,206	941,760
Cost of shares redeemed	(23,616,279)	(19,006,323)	(6,328,801)	(6,072,655)	(5,739,644)	(5,024,156)	(2,655,218)	(3,715,216)

Net increase (decrease) from trust share transactions	(898,944)	84,644	(928,831)	(1,571,551)	5,179,370	4,758,110	3,867,447	320,062

Net increase (decrease) in net assets	(898,944)	84,644	5,335,250	(1,927,957)	10,174,872	3,563,584	3,595,235	830,824

Net Assets
Beginning of year	12,423,518	12,338,874	69,025,220	70,953,177	74,219,143	70,655,559	28,550,231	27,719,407

End of year †	$11,524,574	$12,423,518	$74,360,470	$69,025,220	$84,394,015	$74,219,143	$32,145,466	$28,550,231

†Includes undistributed net investment income of	$—	$—	$1,722,322	$1,353,421	$4,812,094	$4,885,090	$821,463	$863,187

*Trust Shares Issued and Redeemed
Sold	22,717,335	19,090,967	256,064	206,479	891,423	727,521	544,276	299,693
Issued for dividends reinvested	—	—	86,372	93,685	809,364	822,982	84,297	94,082
Redeemed	(23,616,279)	(19,006,323)	(401,229)	(407,406)	(882,225)	(793,138)	(255,947)	(360,711)

Net increase (decrease) in trust shares outstanding	(898,944)	84,644	(58,793)	(107,242)	818,562	757,365	372,626	33,064

112	See notes to financial statements	113

Statements of Changes in Net Assets
FIRST INVESTORS LIFE SERIES FUNDS

	GROWTH & INCOME		INTERNATIONAL		INVESTMENT GRADE		OPPORTUNITY
Year Ended December 31	2012	2011	2012	2011	2012	2011	2012	**
Increase (Decrease) in Net Assets From Operations
Net investment income (loss)	$6,511,194	$3,252,549	$1,751,293	$2,458,163	$1,941,519	$1,860,511	$(5,181)
Net realized gain (loss) on investments and foreign
currency transactions	12,684,018	(1,087,059)	11,040,801	334,514	1,033,660	460,960	—
Net unrealized appreciation (depreciation) of investments
and foreign currency transactions	35,740,929	2,777,781	8,785,147	(2,120,866)	2,457,373	393,923	10,906

Net increase in net assets resulting
from operations	54,936,141	4,943,271	21,577,241	671,811	5,432,552	2,715,394	5,725

Dividends to Shareholders
Net investment income	(4,893,388)	(3,610,453)	(1,731,413)	(2,350,061)	(2,108,865)	(2,081,740)	—

Trust Share Transactions *
Proceeds from shares sold	6,558,564	4,407,456	2,944,238	3,039,700	8,746,998	5,741,661	1,023,221
Value of shares issued for acquisition***	—	117,568,238	—	—	—	—	—
Reinvestment of dividends	4,893,388	3,610,453	1,731,413	2,350,061	2,108,865	2,081,740	—
Cost of shares redeemed	(25,063,569)	(13,413,938)	(8,402,525)	(6,592,964)	(3,666,506)	(4,328,690)	—

Net increase (decrease) from trust share transactions	(13,611,617)	112,172,209	(3,726,874)	(1,203,203)	7,189,357	3,494,711	1,023,221

Net increase (decrease) in net assets	36,431,136	113,505,027	16,118,954	(2,881,453)	10,513,044	4,128,365	1,028,946

Net Assets
Beginning of year	320,805,365	207,300,338	105,666,457	108,547,910	46,951,740	42,823,375	—

End of year †	$357,236,501	$320,805,365	$121,785,411	$105,666,457	$57,464,784	$46,951,740	$1,028,946

†Includes undistributed net investment income of	$6,511,086	$4,893,280	$1,658,461	$1,731,352	$1,742,316	$1,731,388	$—

*Trust Shares Issued and Redeemed
Sold	208,180	154,857	162,937	181,946	779,078	537,386	102,305
Issued for acquisition***	—	4,117,061	—	—	—	—	—
Issued for dividends reinvested	156,288	122,264	97,107	144,619	195,446	201,329	—
Redeemed	(796,099)	(468,691)	(464,973)	(398,041)	(329,679)	(405,249)	—

Net increase (decrease) in trust shares outstanding	(431,631)	3,925,491	(204,929)	(71,476)	644,845	333,466	102,305

**From December 17, 2012 (commencement of operations) to December 31, 2012.
***See Note 10

114	See notes to financial statements	115

Statements of Changes in Net Assets
FIRST INVESTORS LIFE SERIES FUNDS

	SELECT GROWTH		SPECIAL SITUATIONS		TARGET MATURITY 2015		TOTAL RETURN
Year Ended December 31	2012	2011	2012	2011	2012	2011	2012 **
Increase (Decrease) in Net Assets From Operations
Net investment income (deficit)	$134,093	$12,004	$1,691,876	$932,450	$1,016,103	$1,049,168	$(5,740)
Net realized gain (loss) on investments	416,200	1,073,811	7,699,139	16,714,011	332,440	261,798	(507)
Net unrealized appreciation (depreciation)
of investments	1,945,866	(363,301)	5,480,027	(14,223,874)	(1,133,929)	550,646	(405)

Net increase (decrease) in net assets resulting
from operations	2,496,159	722,514	14,871,042	3,422,587	214,614	1,861,612	(6,652)

Distributions to Shareholders
Net investment income	(12,001)	(22,822)	(932,467)	(777,234)	(1,049,176)	(1,064,158)	—
Net realized gains	—	—	(15,843,166)	—	(261,791)	(375,599)	—

Total distributions	(12,001)	(22,822)	(16,775,633)	(777,234)	(1,310,967)	(1,439,757)	—

Trust Share Transactions*
Proceeds from shares sold	4,809,095	4,173,308	4,401,985	3,766,864	934,426	1,139,303	1,074,020
Reinvestment of distributions	12,001	22,822	16,775,633	777,234	1,310,967	1,439,757	—
Cost of shares redeemed	(985,335)	(713,416)	(9,904,431)	(8,807,286)	(3,342,303)	(4,478,784)	—

Net increase (decrease) from trust share transactions	3,835,761	3,482,714	11,273,187	(4,263,188)	(1,096,910)	(1,899,724)	1,074,020

Net increase (decrease) in net assets	6,319,919	4,182,406	9,368,596	(1,617,835)	(2,193,263)	(1,477,869)	1,067,368

Net Assets
Beginning of year	18,055,855	13,873,449	150,276,601	151,894,436	26,491,745	27,969,614	—

End of year †	$24,375,774	$18,055,855	$159,645,197	$150,276,601	$24,298,482	$26,491,745	$1,067,368

†Includes undistributed net investment income of	$134,082	$11,990	$1,691,846	$932,437	$1,016,088	$1,049,153	$—

*Trust Shares Issued and Redeemed
Sold	513,581	492,470	140,935	117,185	58,817	71,562	107,514
Issued for distributions reinvested	1,282	2,660	527,370	23,326	84,688	94,659	—
Redeemed	(105,429)	(84,770)	(315,816)	(274,625)	(212,093)	(283,849)	—

Net increase (decrease) in trust shares outstanding	409,434	410,360	352,489	(134,114)	(68,588)	(117,628)	107,514

** From December 17, 2012 (commencement of operations) to December 31, 2012.

116	See notes to financial statements	117

Notes to Financial Statements
FIRST INVESTORS LIFE SERIES FUNDS
December 31, 2012

1. Significant Accounting Policies—First Investors Life Series Funds, a Delaware statutory trust (“the Trust”), is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Trust operates as a series fund, issuing shares of beneficial interest in the Cash Management Fund, Equity Income Fund (formerly Value Fund), Fund For Income (formerly High Yield Fund), Government Fund, Growth & Income Fund, International Fund, Investment Grade Fund, Opportunity Fund, Select Growth Fund, Special Situations Fund (formerly Discovery Fund), Target Maturity 2015 Fund and Total Return Fund (each a “Fund”, collectively, “the Funds”), and accounts separately for the assets, liabilities and operations of each Fund. The objective of each Fund as of December 31, 2012 is as follows:

Cash Management Fund seeks to earn a high rate of current income consistent with the preservation of capital and maintenance of liquidity.

Equity Income Fund seeks total return.

Fund For Income seeks high current income.

Government Fund seeks to achieve a significant level of current income which is consistent with security and liquidity of principal.

Growth & Income Fund seeks long-term growth of capital and current income.

International Fund primarily seeks long-term capital growth.

Investment Grade Fund seeks to generate a maximum level of income consistent with investment in investment grade debt securities.

Opportunity Fund seeks long-term capital growth.

Select Growth Fund seeks long-term growth of capital.

Special Situations Fund seeks long-term growth of capital.

Target Maturity 2015 Fund seeks a predictable compounded investment return for investors who hold their Fund shares until the Fund’s maturity, consistent with the preservation of capital.

Total Return Fund seeks high, long-term total investment return consistent with moderate investment risk.

A. Security Valuation—Except as provided below, a security listed or traded on an exchange or the Nasdaq Stock Market is valued at its last sale price on the exchange or market where the security is principally traded, and lacking any sales, the security is valued at the mean between the closing bid and asked prices. Securities traded

118

in the over-the-counter (“OTC”) market (including securities listed on exchanges whose primary market is believed to be OTC) are valued at the mean between the last bid and asked prices based on quotes furnished by a market maker for such securities. Securities may also be priced by pricing services approved by the Trust’s Board of Trustees (“the Board”). The pricing services consider security type, rating, market condition and yield data as well as market quotations, prices provided by market makers and other available information in determining value. Short-term debt securities that mature in 60 days or less are valued at amortized cost.

The Funds monitor for significant events occurring prior to the close of trading on the New York Stock Exchange that could have a material impact on the value of any securities that are held by the Funds. Examples of such events include trading halts, natural disasters, political events and issuer-specific developments. If First Investors Management Company, Inc.’s (“FIMCO”) Valuation Committee decides that such events warrant using fair value estimates, it will take such events into consideration in determining the fair values of such securities. If market quotations or prices are not readily available or determined to be unreliable, the securities will be valued at fair value as determined in good faith pursuant to procedures adopted by the Board. The Funds also use a pricing service to fair value foreign equity securities in the event that fluctuations in U.S. securities markets exceed a predetermined level or if a foreign market is closed. For valuation purposes, where applicable, quotations of foreign securities in foreign currency are translated to U.S. dollar equivalents using the foreign exchange quotation in effect. As of December 31, 2012, the Fund For Income Fund held three securities that were fair valued by FIMCO’s Valuation Committee with an aggregate value of $375 representing 0% of the Fund’s net assets and the International Fund held one security that was fair valued by FIMCO’s Valuation Committee with a value of $16,371 representing 0% of the Fund’s net assets. At December 31, 2012, fair value estimates were used for certain foreign securities in the International Fund.

The Cash Management Fund values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 under the 1940 Act. Amortized cost is an approximation of market value of an instrument, whereby the difference between its acquisition cost and market value at maturity is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value.

In accordance with Accounting Standards Codification (“ASC”) 820 “Fair Value Measurements and Disclosures” (“ASC 820”), investments held by the Funds are

119

Notes to Financial Statements (continued)
FIRST INVESTORS LIFE SERIES FUNDS
December 31, 2012

carried at “fair value”. As defined by ASC 820, fair value is the price that a fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs are used in determining the value of the Funds’ investments.

In addition to defining fair value, ASC 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 – Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Equity securities traded on an exchange or the Nasdaq Stock Market are categorized in Level 1 of the fair value hierarchy to the extent that they are actively traded and valuation adjustments are not applied. Foreign securities that are fair valued in the event that fluctuations in U.S. securities markets exceed a predetermined level or if a foreign market is closed are categorized in Level 2. Corporate and municipal bonds, asset backed, U.S. Government and U.S. Government Agency securities and Loan Participations are categorized in Level 2 to the extent that the inputs are observable and timely, otherwise they would be categorized as Level 3. Short-term notes that are valued at amortized cost are categorized in Level 2. Foreign exchange contracts that are considered derivative instruments and are valued at the net unrealized appreciation or depreciation on the instruments are categorized in Level 2. Restricted securities and securities that are fair valued by FIMCO’s Valuation Committee may be categorized in either Level 2 or Level 3 of the fair value hierarchy depending on the relative significance of valuation inputs.

The aggregate value by input level, as of December 31, 2012, for each Fund’s investments is included at the end of each Fund’s portfolio of investments.

120

B. Federal Income Tax—No provision has been made for federal income taxes on net income or capital gains since it is the policy of each Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies, and to make sufficient distributions of income and capital gains (in excess of any available capital loss carryovers), to relieve each Fund from all, or substantially all, federal income taxes. At December 31, 2012, capital loss carryovers were as follows:

	Year Capital Loss Carryovers Expire							Not Subject to Expiration
Fund	Total	2013	2014	2015	2016	2017	2018	Long Term	Short Term
Equity Income	$1,238,569	$—	$—	$—	$106,976	$1,131,593	$—	$—	$—
Fund For Income*	22,211,374	635,915	1,944,836	433,726	3,694,844	15,502,053	—	—	—
Government	469,501	193,688	177,059	37,942	—	—	—	—	60,812
Growth & Income**	18,461,897	—	—	—	6,158,650	8,039,673	4,263,574	—	—
International	20,303,269	—	—	—	10,881,287	8,389,229	1,032,753	—	—
Investment Grade	3,068,778	—	—	—	1,923,677	1,145,101	—	—	—
Select Growth	2,848,145	—	—	—	1,345,614	1,502,531	—	—	—

*Due to a tax free reorganization on November 16, 2007 with the Special Bond Fund that was approved by the Life Series Funds’ Board of Trustees, the Fund will have available for utilization $427,333 in capital loss carryovers that will become available for the taxable year 2013 and will expire in 2014.

**Due to a tax free reorganization on December 9, 2011 with the Blue Chip Fund that was approved by the Life Series Funds’ Board of Trustees, the Fund will have available for utilization $1,487,287 in capital loss carryovers that will become available for the taxable year 2013 and will expire in 2017 (see Note 10).

As a result of the passage of the Regulated Investment Company Modernization Act of 2010 (“the Modernization Act of 2010”), losses incurred in this fiscal year and beyond retain their character as short-term or long-term, have no expiration date and are utilized prior to capital loss carryovers occurring prior to the enactment of the Modernization Act of 2010.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2009–2011, or expected to be taken in the Funds’ 2012 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal, New York State, New York City and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

121

Notes to Financial Statements (continued)
FIRST INVESTORS LIFE SERIES FUNDS
December 31, 2012

C. Foreign Currency Translations and Transactions—The accounting records of the International Fund (the “Fund”) are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the date of valuation. Purchases and sales of investment securities, dividend income and certain expenses are translated to U.S. dollars at the prevailing rates of exchange on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. These changes are included with the net realized and unrealized gains and losses from investments.

The Fund may enter into spot currency transactions in connection with the settlement of transactions in securities traded in foreign currency to manage exposure to foreign exchange risk between the trade date and the settlement date of such transactions. The Fund could be exposed to risk if counter parties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. Net realized and unrealized gains and losses on foreign currency transactions include gains and losses from the sales of spot currency transactions and gains and losses on accrued foreign dividends and related withholding taxes.

D. Distributions to Shareholders—Distributions to shareholders from net investment income and net realized capital gains are generally declared and paid annually on all Funds, except for the Cash Management Fund which declares dividends, if any, from the total of net investment income (plus or minus all realized short-term gains and losses on investments) daily and pays monthly. Dividends from net investment income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for capital loss carryforwards, deferral of wash sale losses, late loss deferrals, post-October capital losses, net operating losses and foreign currency transactions.

E. Expense Allocation—Expenses directly charged or attributable to a Fund are paid from the assets of that Fund. General expenses of the Trust are allocated among and charged to the assets of each Fund on a fair and equitable basis, which may be based on the relative assets of each Fund or the nature of the services performed and relative applicability to each Fund.

F. Use of Estimates—The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires

122

management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

G. Other—Security transactions are generally accounted for on the first business day following the date the securities are purchased or sold, except for financial reporting purposes which is trade date. Investments in securities issued on a when-issued or delayed delivery basis are generally reflected in the assets of the Funds and the Funds segregate assets for these transactions on the first business day following the date the securities are purchased. Cost is determined and gains and losses are based on the identified cost basis for securities for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date or for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Interest income and estimated expenses are accrued daily. Bond premiums and discounts are accreted or amortized using the interest method. Interest income on zero coupon bonds and step bonds is accrued daily at the effective interest rate. Withholding taxes on foreign dividends have been provided in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. The Bank of New York Mellon, custodian for the Cash Management, Fund For Income, Government, Investment Grade and Target Maturity 2015 Funds, may provide credits against custodian charges based on uninvested cash balances of the Funds. For the year ended December 31, 2012, the Funds did not receive any credits. Brown Brothers Harriman & Co. serves as custodian for the Equity Income, Growth & Income, International, Opportunity, Select Growth, Special Situations and Total Return Funds. The Funds reduced expenses through brokerage service arrangements. For the year ended December 31, 2012, the Funds’ expenses were reduced by $4,523 under these arrangements.

2. Trust Shares—The Trust is authorized to issue an unlimited number of shares of beneficial interest without par value. The Trust consists of the Funds listed on the cover page, each of which is a separate and distinct series of the Trust. Shares in the Funds are acquired through the purchase of variable annuity or variable life insurance contracts sold by First Investors Life Insurance Company.

3. Security Transactions—For the year ended December 31, 2012, purchases and sales (including paydowns on Government Fund) of securities and long-term U.S. Government obligations (excluding short-term U.S. Government obligations, foreign currencies and short-term securities), were as follows:

123

Notes to Financial Statements (continued)
FIRST INVESTORS LIFE SERIES FUNDS
December 31, 2012

			Long-Term U.S.
	Securities		Government Obligations
	Cost of	Proceeds	Cost of	Proceeds
Fund	Purchases	of Sales	Purchases	of Sales
Equity Income	$27,002,067	$27,146,037	$ —	$ —
Fund For Income	50,906,480	46,428,334	—	—
Government	8,210,476	6,642,242	8,826,516	6,974,193
Growth & Income	72,961,012	81,188,916	—	—
International	46,619,917	51,445,295	—	—
Investment Grade	21,435,547	14,440,696	—	—
Opportunity	998,009	—	—	—
Select Growth	15,068,771	11,083,605	—	—
Special Situations	91,120,407	92,298,985	—	—
Target Maturity 2015	—	2,639,742	—	—
Total Return	1,603,475	627,752	—	—

At December 31, 2012, aggregate cost and net unrealized appreciation (depreciation) of securities for federal income tax purposes were as follows:

				Net
		Gross	Gross	Unrealized
	Aggregate	Unrealized	Unrealized	Appreciation
Fund	Cost	Appreciation	Depreciation	(Depreciation)
Equity Income	$ 61,436,752	$ 13,512,697	$ 1,532,579	$11,980,118
Fund For Income	77,404,723	4,428,010	1,291,219	3,136,791
Government	30,314,141	1,052,750	79,136	973,614
Growth & Income	261,645,470	105,347,645	10,534,776	94,812,869
International	86,019,461	36,097,020	1,627,541	34,469,479
Investment Grade	50,616,289	5,017,145	59,693	4,957,452
Opportunity	998,009	20,139	9,233	10,906
Select Growth	18,699,631	4,939,391	249,692	4,689,699
Special Situations	131,916,557	31,541,972	4,562,680	26,979,292
Target Maturity 2015	21,015,972	3,184,451	—	3,184,451
Total Return	976,393	7,158	8,731	(1,573)

4. Advisory Fee and Other Transactions With Affiliates—Certain officers and trustees of the Trust are officers and trustees of the Trusts’ investment adviser, FIMCO and its transfer agent, Administrative Data Management Corp. (“ADM”). Trustees of the Trust who are not officers or directors of FIMCO or its affiliates are remunerated by the Funds. For the year ended December 31, 2012, total trustee fees accrued by the Funds amounted to $48,862.

124

The Investment Advisory Agreement provides as compensation to FIMCO for each Fund, an annual fee, payable monthly, at the rate of .75% on the first $250 million of each Fund’s average daily net assets, .72% on the next $250 million, .69% on the next $250 million, .66% on the next $500 million, declining by .02% on each $500 million thereafter, down to .60% on average daily net assets over $2.25 billion. For the year ended December 31, 2012, FIMCO has voluntarily waived $45,141 in advisory fees on Government Fund, $78,062 in advisory fees on Investment Grade Fund and $38,116 in advisory fees on Target Maturity 2015 Fund. During the year ended December 31, 2012, FIMCO has voluntarily waived $41,600 in advisory fees to limit the Cash Management Fund’s over all expense ratio to .60%. Also, FIMCO has voluntarily waived an additional $37,386 in advisory fees and assumed $13,010 of other Fund expenses to prevent a negative yield on the Fund’s shares. For the year ended December 31, 2012, total advisory fees accrued to FIMCO were $6,827,255 of which $240,305 was voluntarily waived by FIMCO as noted above.

Muzinich & Co., Inc. serves as investment subadviser to the Fund For Income, Vontobel Asset Management, Inc. serves as investment subadviser to the International Fund, Smith Asset Management Group, L.P. serves as investment subadviser to the Select Growth Fund, and Paradigm Capital Management, Inc. serves as investment subadviser to the Special Situations Fund. The subadvisers are paid by FIMCO and not by the Funds.

5. Restricted Securities—Certain restricted securities are exempt from the registration requirements under Rule 144A of the Securities Act of 1933 and may only be sold to qualified institutional investors. Unless otherwise noted, 144A securities are deemed to be liquid. At December 31, 2012, the Fund For Income held ninety-seven 144A securities with an aggregate value of $29,988,567 representing 35.5% of the Fund’s net assets, the Government Fund held one 144A security with a value of $462,697 representing 1.4% of the Fund’s net assets, and the Investment Grade Fund held twenty-seven 144A securities with an aggregate value of $10,089,125 representing 17.6% of the Fund’s net assets. Certain restricted securities are exempt from the registration requirements under Section 4(2) of the Securities Act of 1933 and may only be sold to qualified investors. Unless otherwise noted, these Section 4(2) securities are deemed to be liquid. At December 31, 2012, the Cash Management Fund held four Section 4(2) securities with an aggregate value of $1,599,689 representing 13.9% of the Fund’s net assets. These securities are valued as set forth in Note 1A.

125

Notes to Financial Statements (continued)
FIRST INVESTORS LIFE SERIES FUNDS
December 31, 2012

6. High Yield Credit Risk—The investments of Fund For Income in high yield securities, whether rated or unrated, may be considered speculative and subject to greater market fluctuations and risks of loss of income and principal than lower-yielding, higher-rated, fixed-income securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high-yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

7. Tax Components of Capital and Distributions to Shareholders—The tax character of distributions declared for the years ended December 31, 2012 and 2011 were as follows:

	Distributions			Distributions
	Declared in 2012			Declared in 2011
	Ordinary	Long-Term		Ordinary	Long-Term
Fund	Income	Capital Gain	Total	Income	Capital Gain	Total
Equity Income	$1,353,452	$ —	$ 1,353,452	$1,450,240	$ —	$1,450,240
Fund For Income	5,098,995	—	5,098,995	5,160,095	—	5,160,095
Government	863,206	—	863,206	941,760	—	941,760
Growth & Income	4,893,388	—	4,893,388	3,610,453	—	3,610,453
International	1,731,413	—	1,731,413	2,350,061	—	2,350,061
Investment Grade	2,108,865	—	2,108,865	2,081,740	—	2,081,740
Select Growth	12,001	—	12,001	22,822	—	22,822
Special Situations	4,679,567	12,096,066	16,775,633	777,234	—	777,234
Target Maturity 2015	1,049,169	261,798	1,310,967	1,064,158	375,599	1,439,757

126

As of December 31, 2012, the components of distributable earnings (deficit) on a tax basis were as follows:

							Total
	Undistributed	Accumulated	Capital	Other	Unrealized		Distributable
	Ordinary	Capital	Loss	Accumulated	Appreciation		Earnings
Fund	Income	Gains	Carryover	Losses *	(Depreciation	)	(Deficit) **
Equity Income	$1,722,322	$ —	$ (1,238,569)	$ —	$11,980,118		$12,463,871
Fund For Income	5,167,372	—	(21,784,041)	(427,333)	3,136,791		(13,907,211)
Government	821,463	—	(469,501)	—	973,614		1,325,576
Growth & Income	6,511,086	—	(16,974,610)	(1,487,287)	94,812,869		82,862,058
International	1,658,461	—	(20,303,269)	—	34,470,156		15,825,348
Investment Grade	2,247,115	—	(3,068,778)	—	4,957,452		4,135,789
Opportunity	—	—	—	—	10,906		10,906
Select Growth	134,082	—	(2,848,145)	—	4,689,699		1,975,636
Special Situations	3,382,568	6,158,229	—	—	26,979,292		36,520,089
Target Maturity 2015	1,016,088	325,276	—	—	3,184,451		4,525,815
Total Return	—	—	—	—	(1,573)		(1,573)

*Other accumulated losses consist of capital loss carryovers that cannot yet be utilized.

**Differences between book distributable earnings and tax distributable earnings consist primarily of wash sales, foreign currency transactions and amortization of bond premiums.

For the year ended December 31, 2012, the following reclassifications were made to reflect permanent differences between book and tax reporting which are primarily due to the differences between book and tax treatment of investments in real estate trusts, bond premium amortization, foreign currency transactions, paydowns on securities and expiration of capital loss carryovers.

			Accumulated
	Capital	Undistributed	Capital
Fund	Paid In	Ordinary Income	Gains (Losses)
Fund For Income	$ —	$171,123	$(171,123)
Government	(51,149)	189,188	(138,039)
International	—	(92,771)	92,771
Investment Grade	—	178,275	(178,275)
Opportunity	(5,181)	5,181	—
Target Maturity 2015 .	—	8	(8)
Total Return	(5,079)	5,740	(661)

127

Notes to Financial Statements (continued)
FIRST INVESTORS LIFE SERIES FUNDS
December 31, 2012

8. New Accounting Pronouncements—In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). ASU 2011-11 relates to disclosures about offsetting assets and liabilities. The amendments in ASU 2011-11 require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU 2011-11 is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. At this time, management is evaluating the implications of ASU 2011-11 and its impact on the financial statements.

9. Subsequent Events—Subsequent events occurring after December 31, 2012 have been evaluated for potential impact to this report through the date the financial statements were issued. There were no subsequent events to report that would have a material impact on the Funds’ financial statements.

10. Reorganization of Blue Chip Fund into Growth & Income Fund—On December 9, 2011, the Growth & Income Fund acquired all of the net assets of the Blue Chip Fund in connection with a tax-free reorganization that was approved by the Life Series Funds’ Board of Trustees. The Growth & Income Fund issued 4,117,061 shares to the Blue Chip Fund in connection with the reorganization. In return, it received net assets of $117,568,238 from the Blue Chip Fund (which included $30,313,013 of unrealized appreciation and $9,290,761 of accumulated net realized losses). The Growth & Income Fund’s shares were issued at their current net asset values as of the date of the reorganization. The aggregate net assets of the Growth & Income Fund and Blue Chip Fund immediately before the acquisition were $323,102,548 consisting of, with respect to Growth & Income Fund, $205,534,310 and, with respect to Blue Chip Fund, $117,568,238.

11. Litigation—The Blue Chip and Equity Income Funds have been named, and have received notice that they may be putative members of the proposed defendant class of shareholders, in a lawsuit filed in the United States Bankruptcy Court for the District of Delaware on November 1, 2010, by the Official Committee of Unsecured Creditors of Tribune Company (the “Committee”). The Committee is seeking to recover all payments made to beneficial owners of common stock in connection with a leveraged buyout of the Tribune Company (“LBO”), including payments made in connection

128

with a 2007 tender offer into which the Blue Chip and Equity Income Funds tendered their shares of common stock of the Tribune Company. On December 9, 2011, the Blue Chip Fund was reorganized into the Growth & Income Fund pursuant to a Plan of Reorganization and Termination, whereby all of the assets of the Blue Chip Fund were transferred to the Growth & Income Fund, the Growth & Income Fund assumed all of the liabilities of the Blue Chip Fund, including any contingent liabilities with respect to pending or threatened litigation or actions, and shareholders of Blue Chip Fund became shareholders of Growth & Income Fund. The adversary proceeding by the Committee has been stayed since it was filed (other than for limited discovery and service of the complaint). The adversary proceeding brought by the Committee has been transferred to the Southern District of New York and consolidated with other similar suits as discussed below. In addition, on June 2, 2011, the Blue Chip and Equity Income Funds were named as defendants in a lawsuit brought in connection with the Tribune Company’s LBO by Deutsche Bank Trust Company Americas, in its capacity as successor indenture trustee for a certain series of Senior Notes, Law Debenture Trust Company of New York, in its capacity as successor indenture trustee for a certain series of Senior Notes, and Wilmington Trust Company, in its capacity as successor indenture trustee for the PHONES Notes (together, the “Bondholder Plaintiffs”) in the Supreme Court of the State of New York. Also on June 2, 2011, the Blue Chip and Equity Income Funds were named as defendants in a lawsuit brought in connection with the Tribune LBO by certain former employees of Tribune (the “Employee Plaintiffs”) in the Supreme Court of the State of New York. (Both of these suits have been removed to the United States District Court for the Southern District of New York and consolidated with other substantially similar suits against other former Tribune shareholders.) The Bondholder and Employee Plaintiffs also seek to recover payments of the proceeds of the LBO. The extent of the Funds’ potential liability in any such actions has not been determined. The Funds have been advised by counsel that the Funds could be held liable to return all or part of the proceeds received in any of these actions, as well as interest and court costs, even though the Funds had no knowledge of, or participation in, any misconduct. The Equity Income Fund received proceeds of $376,754 in connection with the LBO, representing 0.51% of its net assets as of December 31, 2012. The Blue Chip Fund received proceeds of $288,456 in connection with the LBO, representing 0.08% of the net assets of Growth & Income Fund as of December 31, 2012. The Equity Income and Growth & Income Funds cannot predict the outcomes of these proceedings, and thus have not accrued any of the amounts sought in the various actions in the accompanying financial statements.

129

Notes to Financial Statements (continued)
FIRST INVESTORS LIFE SERIES FUNDS
December 31, 2012

12. Name Changes—Effective September 4, 2012, the name of the First Investors Life Series Value Fund was changed to the First Investors Life Series Equity Income Fund. In connection with this name change, the Board approved a new policy for the Fund to invest, under normal circumstances, at least 80% of its new assets (including any borrowings for investment purposes) in equities. The Board also approved a policy that the Fund will provide shareholders with at least 60 days’ notice before changing this 80% policy. No other changes to the Fund’s objective, principal investment strategies or risks as described in the prospectus have been made. The purpose of the change is to more closely align the Fund’s name with its investment strategy.

Effective December 17, 2012, the name of the First Investors Discovery Fund was changed to the First Investors Special Situations Fund and the name of the First Investors Life Series High Yield Fund was changed to the First Investors Life Series Fund For Income. No other changes to the Funds’ objectives, principal investment strategies or risks as described in the prospectus have been made. The purpose of these changes were to more closely align the Funds’ names with their investment strategy.

130

This page left intentionally blank.

131

Financial Highlights
FIRST INVESTORS LIFE SERIES FUNDS

The following table sets forth the per share operating performance data for a trust share outstanding, total return, ratios to average net assets and other supplemental data for each fiscal year ended
December 31, except as otherwise indicated.

			P E R S H A R E D A T A							R A T I O S / S U P P L E M E N T A L D A T A
					Less Distributions									Ratio to Average Net
		Investment Operations			from						Ratio to Average Net			Assets Before Expenses
	Net Asset		Net Realized					Net Asset			Assets**			Waived or Assumed
	Value,	Net	and Unrealized	Total from	Net	Net		Value,		Net Assets	Expenses		Net		Net	Portfolio
	Beginning	Investment	Gain (Loss) on	Investment	Investment	Realized	Total	End of	Total	End of Year	Before Fee		Investment		Investment	Turnover
	of Year	Income	Investments	Operations	Income	Gains	Distributions	Year	Return *	(in millions)	Credits	(a)	Income	Expenses	Income (Loss)	Rate
CASH MANAGEMENT FUND
2008	$ 1.00	$.020	—	$ .020	$.020	—	$.020	$ 1.00	2.03%	$13.71		%(b)	2.02%	.96%	1.77%	N/A
2009	1.00	.002	—	.002	.002	—	.002	1.00	.17	11.56		(b)	.18	.98	(.24)	N/A
2010	1.00	—	—	—	—	—	—	1.00	.00	12.23		(b)	.00	1.04	(.81)	N/A
2011	1.00	—	—	—	—	—	—	1.00	.00	12.13		(b)	.00	.99	(.86)	N/A
2012	1.00	—	—	—	—	—	—	1.00	.00	12.12		(b)	.00	.99	(.87)	N/A
EQUITY INCOME FUND(c)
2008	$16.70	$ .40	$ (5.24)	$ (4.84)	$ .29	—	$ .29	$11.57	(29.41)%	$58.85%			2.47%	N/A	N/A	15%
2009	11.57	.29	1.96	2.25	.36	—	.36	13.46	21.03	66.88			2.45	N/A	N/A	11
2010	13.46	.31	1.58	1.89	.29	—	.29	15.06	14.32	71.86			2.25	N/A	N/A	21
2011	15.06	.30	(.06)	.24	.31	—	.31	14.99	1.53	69.87			1.94	N/A	N/A	32
2012	14.99	.38	1.29	1.67	.30	—	.30	16.36	11.20	74.87			2.37	N/A	N/A	39
FUND FOR INCOME(d)
2008	$ 7.61	$ .56	$ (2.39)	$ (1.83)	$ .59	—	$ .59	$ 5.19	(25.86)%	$52.86%			8.27%	N/A	N/A	17%
2009	5.19	.51	1.12	1.63	.58	—	.58	6.24	35.15	66.90			8.66	N/A	N/A	102
2010	6.24	.48	.31	.79	.49	—	.49	6.54	13.71	71.87			7.43	N/A	N/A	71
2011	6.54	.43	(.07)	.36	.48	—	.48	6.42	5.66	74.88			6.68	N/A	N/A	63
2012	6.42	.41	.42	.83	.44	—	.44	6.81	13.51	84.88			6.11	N/A	N/A	61
GOVERNMENT FUND
2008	$10.07	$ .44	$ .24	$ .68	$ .45	—	$ .45	$10.30	6.93%	$24.79%			4.56%	.94%	4.41%	39%
2009	10.30	.42	—	.42	.43	—	.43	10.29	4.28	26.80			3.87	.95	3.72	51
2010	10.29	.32	.16	.48	.42	—	.42	10.35	4.82	28.78			3.11	.93	2.96	54
2011	10.35	.28	.26	.54	.36	—	.36	10.53	5.41	29.81			2.70	.96	2.55	33
2012	10.53	.20	—	.20	.31	—	.31	10.42	1.95	32.75			2.10	.90	1.95	46
GROWTH & INCOME FUND
2008	$33.39	$ .40	$(11.38)	$(10.98)	$ .41	$2.24	$2.65	$19.76	(35.22)%	$155.83%			1.48%	N/A	N/A	28%
2009	19.76	.27	5.06	5.33	.40	—	.40	24.69	28.05	187.84			1.27	N/A	N/A	25
2010	24.69	.50	3.45	3.95	.27	—	.27	28.37	16.19	207.82			1.91	N/A	N/A	27
2011	28.37	.44	.25	.69	.50	—	.50	28.56	2.37	321.81			1.51	N/A	N/A	26
2012	28.56	.61	4.35	4.96	.44	—	.44	33.08	17.45	357.80			1.87	N/A	N/A	21

132	133

Financial Highlights (continued)
FIRST INVESTORS LIFE SERIES FUNDS

			P E R S H A R E D A T A						R A T I O S / S U P P L E M E N T A L D A T A
					Less Distributions										Ratio to Average Net
		Investment Operations			from						Ratio to Average Net				Assets Before Expenses
	Net Asset	Net	Net Realized					Net Asset			Assets**				Waived or Assumed
	Value,	Investment	and Unrealized	Total from	Net	Net		Value,		Net Assets	Expenses		Net			Net	Portfolio
	Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	Total	End of	Total	End of Period	Before Fee		Investment			Investment	Turnover
	of Period	(Loss)	Investments	Operations	Income	Gains	Distributions	Period	Return *	(in millions)	Credits	(a)	Income (Loss)		Expenses	Income	Rate
INTERNATIONAL FUND
2008	$24.70	$ .30	$ (9.68)	$(9.38)	$.04	$2.65	$2.69	$12.63	(41.89)%	$ 85.94%			1.41%		N/A	N/A	128%
2009	12.63	.65	2.03	2.68	.59	—	.59	14.72	23.24	101	1.01		2.30		N/A	N/A	53
2010	14.72	.34	1.64	1.98	—	—	—	16.70	13.45	109.99			2.15		N/A	N/A	35
2011	16.70	.39	(.29)	.10	.36	—	.36	16.44	.64	106.96			2.26		N/A	N/A	32
2012	16.44	.28	3.12	3.40	.27	—	.27	19.57	20.85	122.94			1.53		N/A	N/A	41
INVESTMENT GRADE FUND
2008	$10.92	$ .41	$ (1.60)	$(1.19)	$.57	—	$ .57	$ 9.16	(11.60)%	$ 32.74%			5.30%		.89%	5.15%	133%
2009	9.16	.69	1.10	1.79	.60	—	.60	10.35	20.94	39.76			5.38		.91	5.23	79
2010	10.35	.51	.41	.92	.53	—	.53	10.74	9.26	43.73			4.62		.88	4.47	55
2011	10.74	.47	.17	.64	.52	—	.52	10.86	6.23	47.71			4.17		.86	4.02	29
2012	10.86	.43	.76	1.19	.48	—	.48	11.57	11.23	57.70			3.73		.85	3.58	28
OPPORTUNITY FUND
2012(e)	$10.00	$(.05)	$ .11	$ .06	—	—	—	$10.06	.60%†	$ 1	16.84	%††	(13.27	)%††	N/A	N/A	0%
SELECT GROWTH FUND
2008	$10.47	$ —	$ (4.31)	$(4.31)	$.01	$ .09	$ .10	$ 6.06	(41.47)%	$ 9.99%			(.05)%		N/A	N/A	107%
2009	6.06	.01	.59	.60	—	—	—	6.66	9.90	10	1.00		.22		N/A	N/A	102
2010	6.66	.01	1.39	1.40	.01	—	.01	8.05	21.10	14.98			.20		N/A	N/A	87
2011	8.05	.01	.41	.42	.01	—	.01	8.46	5.25	18.90			.07		N/A	N/A	61
2012	8.46	.05	1.08	1.13	.01	—	.01	9.58	13.30	24.87			.61		N/A	N/A	52
SPECIAL SITUATIONS FUND(f)
2008	$30.80	$ .30	$(10.11)	$(9.81)	$.11	$1.44	$1.55	$19.44	(33.25)%	$101.83%			1.15%		N/A	N/A	52%
2009	19.44	.22	5.63	5.85	.27	—	.27	25.02	30.77	127.84			1.03		N/A	N/A	66
2010	25.02	.16	6.43	6.59	.22	—	.22	31.39	26.57	152.83			.59		N/A	N/A	64
2011	31.39	.20	.51	.71	.16	—	.16	31.94	2.24	150.81			.61		N/A	N/A	59
2012	31.94	.34	2.88	3.22	.20	3.39	3.59	31.57	10.01	160.81			1.07		N/A	N/A	61

134	135

Financial Highlights (continued)
FIRST INVESTORS LIFE SERIES FUNDS

			P E R S H A R E D A T A								R A T I O S / S U P P L E M E N T A L D A T A
					Less Distributions											Ratio to Average Net
		Investment Operations			from							Ratio to Average Net				Assets Before Expenses
	Net Asset	Net	Net Realized					Net Asset				Assets**				Waived or Assumed
	Value,	Investment	and Unrealized	Total from	Net	Net		Value,			Net Assets	Expenses		Net			Net	Portfolio
	Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	Total	End of	Total		End of Period	Before Fee		Investment			Investment	Turnover
	of Period	(Loss)	Investments	Operations	Income	Gains	Distributions	Period	Return	*	(in millions)	Credits	(a)	Income (Loss)		Expenses	Income	Rate
TARGET MATURITY 2015 FUND
2008	$14.94	$ .63	$ 1.49	$2.12	$.58	$—	$.58	$16.48	14.56%		$29.69%			4.01%		.84%	3.86%	0%
2009	16.48	.62	(1.00)	(.38)	.63	.02	.65	15.45	(2.22)		27.71			3.91		.86	3.76	0
2010	15.45	.63	.66	1.29	.64	.08	.72	16.02	8.58		28.71			3.87		.86	3.72	4
2011	16.02	.65	.44	1.09	.62	.22	.84	16.27	7.14		26.72			3.87		.87	3.72	0
2012	16.27	.66	(.53)	.13	.66	.16	.82	15.58	.84		24.73			4.00		.88	3.85	0
TOTAL RETURN FUND
2012(e)	$10.00	$(.05)	$ (.02)	$(.07)	—	—	—	$ 9.93	(.70	)%†	$ 1	16.99	%††	(14.84	)%††	N/A	N/A	64%

*	The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.
**	Net of expenses waived or assumed by the investment adviser (Note 4).
†	Not annualized
††	Annualized
(a)	The ratios do not include a reduction of expenses from cash balances maintained with the Bank of
New York Mellon or from brokerage service arrangements (Note 1G).
(b)	For the year ended December 31, 2008, the expense ratio after fee credits was .70%. FIMCO voluntarily waived advisory fees to limit the Fund’s overall expense ratio to .70%. For the year ended
December 31, 2009, the expense ratio after fee credits was .56%. FIMCO voluntarily waived advisory fees to limit the Fund’s overall expense ratio to .70% for the period January 1, 2009 to
January 31, 2009 and .60% for the period February 1, 2009 to December 31, 2009. For the year ended December 31, 2010, the expense ratio after fee credits was .23%. FIMCO voluntarily waived advisory fees to limit the Fund’s overall expense ratio to .60%. For the year ended
December 31, 2011, the expense ratio after fee credits was .13%. FIMCO voluntarily waived advisory fees to limit the Fund’s overall expense ratio to .60%. For the year ended December 31,
2012, the expense ratio after fee credits was .12%. FIMCO voluntarily waived advisory fees to limit the Fund’s overall expense ratio to .60% (Note 4).
(c)	Prior to September 4, 2012, known as Value Fund (Note 12).
(d)	Prior to December 17, 2012, known as High Yield Fund (Note 12).
(e)	For the period December 17, 2012 (commencement of operations) to December 31, 2012.
(f)	Prior to December 17, 2012, known as Discovery Fund (Note 12).

See notes to financial statements
136		137

Report of Independent Registered Public
Accounting Firm

To the Shareholders and Board of Trustees of
First Investors Life Series Funds

We have audited the accompanying statements of assets and liabilities of the twelve Funds comprising First Investors Life Series Funds, including the portfolios of investments, as of December 31, 2012, the related statements of operations for the year then ended, the statements of changes in net assets for each of the periods indicated thereon, and the financial highlights for each of the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Life Series Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the twelve Funds comprising First Investors Life Series Funds, as of December 31, 2012, and the results of their operations, changes in their net assets, and their financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Tait, Weller & Baker LLP

Philadelphia, Pennsylvania
February 27, 2013

138

Board Considerations of Advisory Contracts and Fees
(unaudited)
OPPORTUNITY FUND
TOTAL RETURN FUND

Consideration of the Investment Advisory Agreement with First Investors Management Company, Inc. with respect to the First Investors Life Series Opportunity Fund and First Investors Life Series Total Return Fund

At the August 16, 2012 meeting (the “Meeting”) of the Board of Trustees (the “Board”) of the First Investors Life Series Funds (the “Trust”), the Board, including a majority of the Independent Trustees, discussed and approved, for the new First Investors Life Series Opportunity Fund and First Investors Life Series Total Return Fund (collectively, the “New Funds”), the investment advisory agreement (the “Advisory Agreement”) with First Investors Management Company, Inc. (“FIMCO”).

The Trustees were provided with detailed materials relating to the New Funds in advance of and at the Meeting. The material factors and conclusions that formed the basis for the approval of each New Fund’s Advisory Agreement are discussed below. In addition, the Trustees met in person with FIMCO, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”) and others to receive information on, and discuss the approval of, each New Fund’s Advisory Agreement.

In making their determinations, the Trustees took into account management style, investment strategies, investment philosophy and process, FIMCO’s past performance in managing similar funds and FIMCO’s personnel that would be serving the Fund. In evaluating each New Fund’s Advisory Agreement, the Trustees also reviewed information provided by FIMCO, including the terms of the Advisory Agreement information regarding fee arrangements, including the structure of the advisory fees, the method of computing fees, and the frequency of payment of fees. The Trustees also reviewed reports from Lipper Inc. (“Lipper”), an independent provider of invest ment company data, comparing each New Fund’s advisory fee and total expenses a peer group created by Lipper of similar funds.

After extensive discussion and consideration among themselves, and with FIMCO, Trust counsel and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, the Trustees concluded the following with respect to each New Fund:

• The nature and extent of the investment advisory services to be provided to the  New Fund by FIMCO were consistent with the terms of the Advisory Agreement.

• The prospects for satisfactory investment performance of the New Fund were reasonable;

139

Board Considerations of Advisory Contracts and Fees (continued)
(unaudited)
OPPORTUNITY FUND
TOTAL RETURN FUND

• Shareholders of the New Fund may benefit from economies of scale in the future as assets grow due to breakpoints included in the fee schedule for the Advisory Agreement;

• The cost of services to be provided by FIMCO to the New Fund was fair and reasonable in relation to the services and benefits to be provided to the New Fund and that profits to be realized by FIMCO and its affiliates from their relationship with the New Fund would be assessed after a reasonable period of New Fund operations; and

• FIMCO may receive certain “fall out” or ancillary benefits by obtaining research and other services from broker-dealers that execute brokerage transactions for the New Fund.

Based on all relevant information and factors, none of which was individually determinative of the outcome, the Board, including a majority of the Independent Trustees, concluded that the approval of each New Fund’s Advisory Agreement was in the best interests of the New Fund and its shareholders and unanimously approved such Agreement.

140

FIRST INVESTORS LIFE SERIES FUNDS
Trustees and Officers*

		Length of
		Time Served	Number of	Other
	Position(s)	(including with	Portfolios in	Trusteeships/
Name, Year of Birth	Held with	Predecessor	Fund Complex	Directorships
and Address	Funds	Funds)	Overseen	Held

	DISINTERESTED TRUSTEES

Susan E. Artmann (1954)	Trustee	Since 11/1/12	39	None
c/o First Investors Corp.
Legal Department
55 Broadway
New York, NY 10006

Principal Occupation During Past 5 Years:
Executive Vice President and Chief Financial Officer of HSBC Insurance North America (since 2012); Executive Vice
President and President (2008-2011) and Chief Financial Officer (2000-2008) of HSBC Taxpayer Financial Services.

Mary J. Barneby (1952)	Trustee	Since 11/1/12	39	None
c/o First Investors Corp.
Legal Department
55 Broadway
New York, NY 10006
Principal Occupation During Past 5 Years:
Chief Executive Officer, Girl Scouts of Connecticut (since October 2012); Executive Director of UBS Financial
Services, Inc. and Head of Stamford Private Wealth Office (2002-2012).

Charles R. Barton, III (1965)	Trustee	Since 1/1/06	39	None
c/o First Investors Corp.
Legal Department
55 Broadway
New York, NY 10006

Principal Occupation During Past 5 Years:
Chief Operating Officer (since 2007), Board Director (since 1989, currently Ex-Officio) and Trustee (since 1994)
of The Barton Group/Barton Mines Corporation (mining and industrial abrasives distribution); President of Noe
Pierson Corporation (land holding and management services provider) (since 2004).

Stefan L. Geiringer (1934)	Trustee	Since 1/1/06	39	None
c/o First Investors Corp.
Legal Department
55 Broadway
New York, NY 10006

Principal Occupation During Past 5 Years:
President of Caliqua Enterprises LLC (natural gas shipper) (since June 2012); President and owner of SLG Energy
LLC (energy consulting) (since 2010); Co-Founder and Senior Vice President of Real Time Energy Solutions, Inc.
(energy consulting) 2005-2010; President and owner of SLG, Inc. (natural gas shipper) (since 2003).

141

FIRST INVESTORS LIFE SERIES FUNDS
Trustees and Officers* (continued)

Length of
		Time Served	Number of	Other
	Position(s)	(including with	Portfolios in	Trusteeships/
Name, Year of Birth	Held with	Predecessor	Fund Complex	Directorships
and Address	Funds	Funds)	Overseen	Held

DISINTERESTED TRUSTEES (continued)

Robert M. Grohol (1932)	Trustee and	Trustee since	39	None
c/o First Investors	Chairman**	6/30/00 and
Legal Department		Chairman
55 Broadway		since 1/1/10.
New York, NY 10006		Retired effective
12/31/12

Principal Occupation During Past 5 Years:
None/Retired

Arthur M. Scutro, Jr. (1941)	Trustee and	Trustee since	39	None
c/o First Investors	Chairman**	1/1/06 and
Legal Department		Chairman since
55 Broadway		1/1/13
New York, NY 10006

Principal Occupation During Past 5 Years:
None/Retired

Mark R. Ward (1952)	Trustee	Since 1/1/10	39	None
c/o First Investors
Legal Department
55 Broadway
New York, NY 10006

Principal Occupation During Past 5 Years:
Self-employed, consultant (since 2008); Senior Partner, Ernst & Young, LLP, Leader, Mid-Atlantic Asset
Management Practice (2003-2007).

*Each Trustee serves for an indefinite term with the Funds, until his/her successor is elected.
**Effective January 1, 2013, Mr. Arthur M. Scutro, Jr. became Chairman of the Board. Mr. Robert M.
Grohol retired as Trustee and Chairman of the Board effective December 31, 2012.

142

Length of
		Time Served	Number of	Other
	Position(s)	(including with	Portfolios in	Trusteeships/
Name, Year of Birth	Held with	Predecessor	Fund Complex	Directorships
and Address	Funds	Funds)	Overseen	Held

OFFICERS WHO ARE NOT TRUSTEES

Derek Burke (1963)	President	Since 2012	N/A	None
c/o First Investors
Management Company, Inc.
Raritan Plaza I
Edison, NJ 08837

Principal Occupation During Past 5 Years:
Director (since 2012) and President (since 2011) of First Investors Management Company, Inc., and Administrative
Data Management Corp.; Board of Managers and Chief Executive Officer of First Investors Advisory Services,
LLC (since 2012); Consultant, Burke Consulting (2010-2011); UBS - Managing Director, Co-Head of Investment
Solutions (2009-2010) and Managing Director, Head of Institutional, Retirement and Fund Services (2004-2009).

William Lipkus (1964)	Vice President	Since 2012	N/A	None
c/o First Investors Corp.
Legal Department
55 Broadway
New York, NY 10006

Principal Occupation During Past 5 Years:
Chief Executive Officer (since 2012), President (since 2012), Treasurer (since 1999), Chief Financial Officer
(since 1997) and Chief Administrative Officer (since 2012) of First Investors Consolidated Corporation; Chair-
man (since 2012), Director (since 2007), Chief Financial Officer (since 1998) and Chief Administrative Officer
(since 2012) of First Investors Management Company, Inc.; Chairman (since 2012), Director (since 2012),
Treasurer (since 1999), Chief Financial Officer (since 1997) and Chief Administrative Officer (since 2012) of
Administrative Data Management Corp.; Vice President (since 1996), Treasurer (since 2008), Chief Financial
Officer (since 1998) and Chief Administrative Officer (since 2012) of First Investors Life Insurance Company;
and Board of Managers and Chief Financial Officer of First Investors Advisory Services, LLC (since 2012).

143

FIRST INVESTORS LIFE SERIES FUNDS
Trustees and Officers* (continued)

Length of
		Time Served	Number of	Other
	Position(s)	(including with	Portfolios in	Trusteeships/
Name, Year of Birth	Held with	Predecessor	Fund Complex	Directorships
and Address	Funds	Funds)	Overseen	Held

OFFICERS WHO ARE NOT TRUSTEES (continued)

Joseph I. Benedek (1957)	Treasurer	Since 1988	N/A	None
c/o First Investors
Management Company, Inc.
Raritan Plaza I
Edison, NJ 08837

Principal Occupation During Past 5 Years:
Treasurer of First Investors Management Company, Inc.

Mary Carty (1950)	Secretary	Since 2010	N/A	None
c/o First Investors Corp.
Legal Department
55 Broadway
New York, NY 10006

Principal Occupation During Past 5 Years:
General Counsel of First Investors Management Company, Inc. and various affiliated companies since
December 2012; Assistant Counsel of First Investors Management Company, Inc., (2010-2012). Special Counsel
and Associate at Willkie Farr & Gallagher LLP (1998-2009).

Marc S. Milgram (1957)	Chief	Since 2010	N/A	None
c/o First Investors Corp.	Compliance
Legal Department	Officer
55 Broadway
New York, NY 10006

Principal Occupation During Past 5 Years:
Investment Compliance Manager of First Investors Management Company, Inc., (2009-2010); First Investors
Federal Savings Bank, President (2000-2011), Treasurer (1987-2011) and Director (2004-2011); First Investors
Corporation, Vice President (2008-2009); Administrative Data Management Corp., Vice President (2008-2009);
and First Investors Name Saver, Inc. f/k/a/ School Financial Management Services, Inc., Treasurer since 1992 and Director (1992-2007).

144

FIRST INVESTORS LIFE SERIES FUNDS

Shareholder Information

Investment Adviser	Custodian
First Investors Management	(Cash Management, Fund For Income,
Company, Inc.	Government, Investment Grade and
55 Broadway	Target Maturity 2015 Funds)
New York, NY 10006	The Bank of New York Mellon
One Wall Street
New York, NY 10286

Subadviser	Custodian
(Fund For Income)	(Equity Income, Growth & Income,
Muzinich & Co., Inc.	International, Opportunity, Select Growth,
450 Park Avenue	Special Situations and Total Return Funds)
New York, NY 10022	Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Subadviser	Transfer Agent
(International Fund)	Administrative Data Management Corp.
Vontobel Asset Management, Inc.	Raritan Plaza I – 8th Floor
1540 Broadway, 38th Floor	Edison, NJ 08837-3620
New York, NY 10036

Subadviser	Independent Registered
(Select Growth Fund)	Public Accounting Firm
Smith Asset Management Group, L.P.	Tait, Weller & Baker LLP
100 Crescent Court	1818 Market Street
Dallas, TX 75201	Philadelphia, PA 19103

Subadviser	Legal Counsel
(Special Situations Fund)	K&L Gates LLP
Paradigm Capital Management, Inc.	1601 K Street, N.W.
Nine Elk Street	Washington, D.C. 20006
Albany, NY 12207

145

A description of the policies and procedures that the Funds use to vote proxies relating to a portfolio’s securities is available, without charge, upon request by calling toll free 1-800-423-4026 or can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission’s (“SEC”) internet website at http://www.sec.gov. In addition, information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended December 31, is available, without charge, upon request in writing or by calling 1-800-423-4026 and on the SEC’s internet website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov; and may also be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The schedule of portfolio holdings is available, without charge, upon request in writing or by calling 1-800-423-4026.

146

NOTES

147

NOTES

148

First Investors

55 Broadway
New York, NY 10006

LIFEAR

Item 2. Code of Ethics

As of December 31, 2012, the Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer.

For the year ended December 31, 2012, there were no waivers granted from a provision of the code of ethics. On December 13, 2012 revisions were made to the code of ethics to (i) reflect the current membership of the Disclosure Committee, and (ii) designate Derek Burke as Principal Executive Officer of the Funds.

A copy of the Registrant's code of ethics is filed under Item 12(a)(1).

Item 3. Audit Committee Financial Expert

During the reporting period the Registrant's Board determined that it had at least two "audit committee financial experts" serving on its audit committee. Arthur M. Scutro, Jr. and Mark R. Ward were the "audit committee financial experts" during all or part of the period and were considered to be "independent" as defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

	Fiscal Year Ended
	December 31,
	-------------------------------
	2012	2011
	----	----
(a) Audit Fees	$115,600	$126,800

(b) Audit-Related Fees	$0	$2,500*

*Fees included in the audit-related fees category are those associated with the review of Form N-14 for the reorganization of Blue Chip Fund into Growth & Income Fund.

(c) Tax Fees	$37,000	$35,200

Nature of services: tax returns preparation and tax compliance

(d) All Other Fees	$0	$0

(e)(1) Audit committee's pre-approval policies

The Charter of the Audit Committee requires the Audit Committee (a) to pre-approve, and to recommend to the full Board, the selection, retention or termination of the independent auditors to provide audit, review or attest services to the First Investors Funds (“Funds”) and, in connection therewith, evaluate the independence of the auditors and to obtain the auditors’ specific representations as to their independence; (b) to pre-approve all non-audit services to be provided to the Funds by the independent auditor; and (c) to pre-approve all non-audit services to be provided by the Funds’ independent auditor to the Funds’ investment adviser or to any entity that controls, is controlled by or is under common control with the Funds’ investment adviser and that provides ongoing services to the Funds, if the engagement relates directly to the operations and financial reporting of the Funds. The Audit Committee has not adopted pre-approval policies or procedures to permit the services in (b) and (c) above to be pre-approved by other means.

(e)(2) None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Registrant and Related Entities disclosed above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit review or attest services, if certain conditions are satisfied).

(f) Not Applicable

(g) Aggregate non-audit fees billed by the Registrant's accountant for services rendered to the Registrant and the Registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the two fiscal years ended December 31, 2012 and 2011 were $49,500 and $47,500, respectively.

(h) Not Applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies & Procedures for Closed-End Management Investment Companies

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedure by which shareholders may recommend nominees to the Registrant's Board of Trustees.

Item 11. Controls and Procedures

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective, based on their evaluation of these disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits

(a)(1) Code of Ethics - Filed herewith

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 - Filed herewith

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 - Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

First Investors Life Series Funds

By	/S/	DEREK BURKE
Derek Burke
President and Principal Executive Officer

Date:		March 8, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/S/	DEREK BURKE
Derek Burke
President and Principal Executive Officer

By	/S/	JOSEPH I. BENEDEK
Joseph I. Benedek
Treasurer and Principal Financial Officer

Date:		March 8, 2013